UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-21781

Pioneer Series Trust IV
(Exact name of registrant as specified in charter)

60 State Street, Boston, MA 02109
(Address of principal executive offices) (ZIP code)

Terrence J. Cullen, Amundi Pioneer Asset Management, Inc.,
60 State Street, Boston, MA 02109
(Name and address of agent for service)

Registrant’s telephone number, including area code:  (617) 742-7825
Date of fiscal year end:  July 31, 2021

Date of reporting period: August 1, 2020 through January 31, 2021

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).  The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609.  The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

Pioneer Multi-Asset
Income Fund
Semiannual Report | January 31, 2021

A: PMAIX	C: PMACX	K: PMFKX	R: PMFRX	Y: PMFYX

Paper copies of the Fund’s shareholder reports may no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary, such as a broker-dealer, bank or insurance company. Instead, the reports will be made available on the Fund’s website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.
You may elect to receive shareholder reports and other communications electronically by contacting your financial intermediary or, if you invest directly with the Fund, by calling 1-800-225-6292.
You may elect to receive all future reports in paper free of charge. If you invest directly with the Fund, you can inform the Fund that you wish to continue receiving paper copies of your shareholder reports by calling 1-800-225-6292. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held in your account if you invest through your financial intermediary or all funds held within the Pioneer Fund complex if you invest directly.

visit us: www.amundi.com/us

Pioneer Multi-Asset Income Fund | Semiannual Report | 1/31/21 1

President’s Letter

Dear Shareholders,
The first several weeks of 2021 have brought some better news on the COVID-19 global pandemic front, as the deployment of the first approved COVID-19 vaccines is well underway, with expectations for widespread vaccine distribution by the middle of the year. In general, COVID-19 cases and related hospitalizations have been on the decline in the US, and that has had a positive effect on overall market sentiment.
While there may finally be a light visible at the end of the pandemic tunnel, the long-term impact on the global economy from COVID-19, while currently unknown, is likely to be considerable. It is clear that several industries have already felt greater effects than others, and the markets, which do not thrive on uncertainty, have been volatile. With that said, in these still-early days of 2021, equity markets and other so-called “riskier” assets, such as high-yield bonds, have outperformed investments regarded as less risky, such as government debt. In addition, we’ve witnessed the long-awaited rebound in the performance of cyclical stocks, or stocks of companies with greater exposure to the ebbs and flows of the economic cycle, as investors have appeared to embrace the potential for a more widespread reopening of the economy in the coming months. Additional fiscal stimulus from the US government has also helped provide some market momentum.
However, despite the dramatic market rebound since its March 2020 low point, volatility has remained elevated, with momentum rising and falling on seemingly every bit of positive or negative news about the virus. In addition, the recent US Presidential and Congressional elections have resulted in a power shift in Washington, DC, and that most likely portends some changes in fiscal policy above and beyond just additional pandemic-related stimulus. That, too, could lead to increased market volatility as investors analyze the various tax and spending plans, and wait to see what proposed policy alterations actually become law.
With the advent of COVID-19 in early 2020, we implemented our business continuity plan according to the new COVID-19 guidelines, and most of our employees have been working remotely since March 2020. To date, our operating environment has faced no interruption. I am proud of the careful planning that has taken place and confident we can maintain this environment for as long as is prudent. History in the making for a company that first opened its doors way back in 1928.
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Since 1928, Amundi US’s investment process has been built on a foundation of fundamental research and active management, principles which have guided our investment decisions for more than 90 years. We believe active management – that is, making active investment decisions – can help mitigate the risks during periods of market volatility. As 2020 has reminded us, investment risk can arise from a number of factors in today’s global economy, including slower or stagnating growth, changing U.S. Federal Reserve policy, oil price shocks, political and geopolitical factors and, unfortunately, major public health concerns such as a viral pandemic.
At Amundi US, active management begins with our own fundamental, bottom-up research process. Our team of dedicated research analysts and portfolio managers analyzes each security under consideration, communicating directly with the management teams of the companies issuing the securities and working together to identify those securities that best meet our investment criteria for our family of funds. Our risk management approach begins with each and every security, as we strive to carefully understand the potential opportunity, while considering any and all risk factors.
Today, as investors, we have many options. It is our view that active management can serve shareholders well, not only when markets are thriving, but also during periods of market stress.
As you consider your long-term investment goals, we encourage you to work with your financial professional to develop an investment plan that paves the way for you to pursue both your short-term and long-term goals.
We remain confident that the current crisis, like others in human history, will pass, and we greatly appreciate the trust you have placed in us and look forward to continuing to serve you in the future.
Sincerely,
Lisa M. Jones
Head of the Americas, President and CEO of US.
Amundi Asset Management US, Inc.
March 2021
Any information in this shareowner report regarding market or economic trends or the factors influencing the Fund’s historical or future performance are statements of opinion as of the date of this report. Past performance is no guarantee of future results.
Pioneer Multi-Asset Income Fund | Semiannual Report | 1/31/21 3

Portfolio Management Discussion | 1/31/21
In the following interview, portfolio manager Marco Pirondini discusses Pioneer Multi-Asset Income Fund’s performance and investment strategies during the six-month period ended January 31, 2021, along with his outlook for the coming months. Mr. Pirondini, Senior Managing Director, Head of Equities, US, and a portfolio manager at Amundi Asset Management US, Inc. (Amundi US), co-manages the Fund along with Howard Weiss, a vice president and a portfolio manager at Amundi US, and Michele Garau, a senior vice president and a portfolio manager at Amundi US.
Q How did the Fund perform during the six-month period ended January 31, 2021?
A The Fund’s Class A shares returned 10.84% at net asset value during the six-month period ended January 31, 2021, while the Fund’s benchmarks, the Bloomberg Barclays US Aggregate Bond Index and the Morgan Stanley Capital International Index (MSCI) All Country World NR Index1 (the MSCI Index) returned -0.91% and 17.24%, respectively. During the same period, the average return of the 474 mutual funds in Morningstar’s World Allocation Funds category was 10.78%.
Q How would you describe the global investment environment during the six-month period ended January 31, 2021?
A It was a rewarding time to be invested in riskier assets, despite bouts of market volatility. At the regional level, emerging markets and Japanese stocks led the way, with each segment posting gains of more than 24% for the six-month period. European and US stocks also fared well, returning more than 14% apiece. Meanwhile, global fixed-income markets also rallied, but lagged the performance of equities, as the Bloomberg Barclays Global Aggregate Bond Index returned 1.85% for the six-month
1 The MSCI information may only be used for your internal use, may not be reproduced or redisseminated in any form and may not be used as a basis for or a component of any financial instruments or products or indices. None of the MSCI information is intended to constitute investment advice or a recommendation to make (or refrain from making) any kind of investment decision and may not be relied on as such. Historical data and analysis should not be taken as an indication or guarantee of any future performance analysis, forecast or prediction. The MSCI information is provided on an “as is” basis and the user of this information assumes the entire risk of any use made of this information. MSCI, each of its affiliates and each other person involved in or related to compiling, computing or creating any MSCI information (collectively, the “MSCI Parties”) expressly disclaims all warranties (including, without limitation, any warranties of originality, accuracy, completeness, timeliness, non-infringement, merchantability and fitness for a particular purpose) with respect to this information. Without limiting any of the foregoing, in no event shall any MSCI Party have any liability for any direct, indirect, special, incidental, punitive, consequential (including, without limitation, lost profits) or any other damages.
4 Pioneer Multi-Asset Income Fund | Semiannual Report | 1/31/21

period. In the US, the Fund’s fixed-income benchmark, the Bloomberg Barclays US Aggregate Bond Index (the Bloomberg Barclays Index), turned in negative performance over the period (-0.91%).
When the six-month period began in August 2020, global equity and credit-sensitive fixed-income markets were on an upswing, with investors upbeat about the massive liquidity-boosting and other stimulus measures enacted by monetary and fiscal authorities in several countries, in an attempt to stem the tide of economic distress caused by the initial fallout from the COVID-19 pandemic. Economic and business data had been improving as pandemic-related lockdowns eased over the summer of 2020, thus lending further support to the capital markets. Improving prospects for a COVID-19 vaccine underpinned the rally as well. The larger-cap/larger-growth names, along with shares of cyclical companies that had continued to rebound off their pandemic-induced lows of February and March, led the rally in the equity markets during that timeframe.
In September 2020, market sentiment reversed course due to uncertainty surrounding the timing of the development of successful COVID-19 vaccines, delays in the passage of additional fiscal stimulus in the US, global trade tensions, and difficult Brexit negotiations in the United Kingdom. A subsequent sell-off in riskier assets gained momentum in October 2020, when rising COVID-19 infection rates in several areas increased fears of renewed lockdowns that investors thought would jeopardize the global economic recovery. The market momentum behind growth stocks versus value stocks continued as investors perceived shares of stable growth companies as more defensive investments amid the uncertain environment.
In early November 2020, Pfizer and Moderna announced high-efficacy rates for their COVID-19 vaccines during clinical trials and each applied for emergency-use authorization for the vaccines from the US Food and Drug Administration (FDA). (The former is a Fund holding, the latter is not.) The vaccine news sparked strong rallies across global equity markets. Stocks then enjoyed an additional boost from the US election results given that President-Elect Biden had made additional fiscal stimulus and infrastructure spending a key part of his platform during the campaign. At that time, stock market leadership began to shift away from large-cap technology growth companies and towards the smaller-cap, cyclical, and value-oriented stocks that had underperformed for most of the 2020 calendar year, but that seemed poised to benefit from a broader reopening of the global economy once vaccine distributions had begun in earnest. The US government’s announcement of another COVID-19 relief package just before the close of 2020 added more fuel to the market rally for the balance of the six-month period.
Pioneer Multi-Asset Income Fund | Semiannual Report | 1/31/21 5

Commodities also saw strong gains during the six-month period, as the rollout of COVID-19 vaccines increased optimism about a return of global travel. However, in the closing weeks of the period, rising yields and the risk of higher inflation due to the unprecedented stimulus pumped into the economy by various central banks and governments generated valuation concerns for interest-rate-sensitive investments, particularly high-growth technology stocks. The yield on the bellwether 10-year US Treasury, a key driver of global borrowing costs, rose from a low of 0.52% in August of 2020 to 1.07% by late January of 2021, more than doubling in a relatively short period of time.
Q What factors drove the Fund’s benchmark-relative performance during the six-month period ended January 31, 2021?
A As a diversified*, multi-asset portfolio, the Fund’s returns have generally fallen in between that of the Bloomberg Barclays Index, a pure bond index, and the MSCI Index, a pure equity index, and that was the case during the most recent six-month reporting period.
The primary factor behind the Fund’s benchmark-relative performance for the six-month period was security selection within equities. On an individual security level, the equity positions that contributed the most to the Fund’s positive relative returns over the period included KB Financial Group and Fiat Chrysler Automobiles (FCA). KB Financial is a large Korean-based bank. The stock performed well for most of the period as the company completed a previous acquisition and released a solid earnings report in the fall of 2020. FCA finalized the terms of a merger during the period, with the agreement forming a new company, which management hopes may allow it to achieve the scale needed to survive in an industry facing technology changes and pandemic-related challenges. The merger, which was approved by shareholders in January 2021, combines such popular auto brands as Jeep, Ram truck, Alfa Romeo, and Maserati under one roof. Just before the deal closed, FCA made a one-time cash distribution to shareholders of common stock, which included the Pioneer Multi-Asset Income Fund. Finally, some energy-related positions, which rallied on vaccine news and optimism about global economies reopening, aided the Fund’s relative performance. Notable positive contributors in the sector included the portfolio’s investment in Marathon Oil, as well as exposure to energy master limited partnerships (MLPs).
Also aiding the Fund’s relative returns over the six-month period were positions in equity-linked notes (ELNs), which benefited from the strong equity rally in the second half of the period. ELNs are products that
*  Diversification does not assure a profit nor protect against loss.
6 Pioneer Multi-Asset Income Fund | Semiannual Report | 1/31/21

combine a fixed-income investment with the potential for additional returns tied to the performance of underlying equities or equity-related securities. ELNs seek to produce yield by selling volatility against a single equity, basket of equities, or equity index. They are, in effect, covered call strategies, in which a call option – or a contractual agreement to buy a security at a predetermined price and within a predetermined timeframe –against the underlying investment is sold to produce income. (Selling volatility entails seeking relatively expensive options of highly-volatile investments, with the goal of selling the options at a higher-than-average price, in anticipation that they will lose value at a faster rate than lower-cost, comparable options might decline in value.) While ELNs still bear the price risk of the referenced stock(s), periods of elevated volatility may result in ELNs offering richer coupons, which in turn could help to mute volatility of net returns when compared to the actual owning of stock shares. ELNs are subject to additional risks and, of course, there is no assurance that investments in ELNs will be profitable.
Detractors from the Fund’s benchmark-relative performance during the six-month period included exposures to financials stocks in Europe and Asia. The Fund’s hedges (discussed on Page 9) and a small cash position also detracted from relative returns during the fourth quarter of 2020 as riskier assets rallied. We would note, however, that the portfolio’s hedges are more structural in nature, used mainly to address the equity portion of the Fund’s ELN positions. Individual equity positions that were a drag on the Fund’s relative performance for the period included China Mobile, Gilead Sciences, and Eisai.
With regard to China Mobile, last November, then-President Trump issued an executive order that barred American citizens from purchasing shares of US-listed Chinese companies with alleged ties to the Chinese military after January 11, 2021. Selling existing positions in those securities would be permitted until November 11, 2020. China Mobile was among the Chinese telecom companies included on the list. On New Year’s Eve, the New York Stock Exchange announced it would suspend trading in those telecom companies between January 7 and January 11, 2021, and start the delisting process. The announcement caused China Mobile’s stock price to tumble. The Fund had no exposure to China Mobile as of period-end. Shares of Gilead Sciences underperformed during the period as the company announced an acquisition and also reduced earnings guidance. Shares of Eisai, a Japanese pharmaceutical firm, sold off during the fourth quarter of 2020 after its drug therapy for the treatment of Alzheimer’s disease, which is currently in co-development with another pharmaceutical company, failed to receive support from the US FDA’s Advisory Committee. The lack of initial support does not necessarily mean that the Alzheimer’s drug will not receive FDA approval, but it certainly represented at least a short-term setback.
Pioneer Multi-Asset Income Fund | Semiannual Report | 1/31/21 7

On the fixed-income side, the Fund’s security selection results within high yield aided benchmark-relative returns. Investments in mortgage-backed securities (MBS) also augmented returns. Finally, the Fund’s performance benefited from its underweight exposure to investment-grade bonds as well as to fixed income in general during the six-month period. With global bond yields ticking higher in the final weeks of the period due to concerns about the effects of government stimulus on deficit spending and inflation, the reduced exposure to fixed-income was beneficial for performance. (As bond yields rise, bond prices fall.)
There were no significant detractors from benchmark-relative performance within the Fund’s fixed-income holdings.
Q What changes did you make to the Fund’s positioning during the six-month period ended January 31, 2021?
A With regard to specific management strategies, our outlook began to markedly improve in early November 2020 when the first COVID-19 vaccines received authorization from the US FDA for immediate US distribution. At that time, equities had been selling off sharply in response to various investor concerns, as previously discussed, thus creating attractive buying opportunities, in our view. Accordingly, we realigned the portfolio with a focus on stocks of companies that could benefit from a broader reopening of the global economy. We believe the combination of positive vaccine developments, the unprecedented size of the global monetary and fiscal policy responses from central banks and governments, and pent-up consumer demand, could provide plenty of “dry powder” to fuel a recovery in 2021. Those decisions proved rewarding during the final three months of the semiannual reporting period, as global equity markets repeatedly set new highs.
Within fixed-income, we have adapted to changing market conditions by reducing the portfolio’s allocation to high-yield bonds, as spreads have compressed and valuations have become less compelling. (Credit spreads are commonly defined as the difference in yield between Treasuries and other types of fixed-income securities with similar maturities.) While MBS have played a smaller role within the Fund’s fixed-income allocation, we slightly increased exposure to that segment of the market, given the relatively more attractive yields available on a risk/return basis. ELNs have remained an important part of our investment strategy, due to what we view as compelling yield-generation opportunities that have been helping to offset the yield compression experienced by other income-producing securities. Finally, we established Fund positions in insurance-linked securities (ILS) and emerging markets bonds in an attempt to maintain portfolio diversification.
8 Pioneer Multi-Asset Income Fund | Semiannual Report | 1/31/21

Within equities, we have continued to diversify the Fund’s holdings on a global scale. We increased exposure to developed-market international stocks during the period, in sectors and countries that we believe have offered quality earnings, compelling dividend** yields, and attractive valuations. As part of the strategy, we increased the Fund’s investments in cyclical stocks in Japan, Korea, and China, countries that seem to have weathered the pandemic relatively well and have implemented longer-term structural improvements. The portfolio’s US and European equity exposures have been focused on dividend-paying companies that we believe to be attractively valued, in such sectors as financials, industrials, and utilities.
Q Did the Fund have exposure to derivative investments during the six-month period ended January 31, 2021, and did the derivatives have an effect on the Fund’s benchmark-performance?
A Yes. In addition to the ELN investments discussed earlier, the Fund had exposure to equity hedges during the period. However, as the period progressed and the broader climate improved, the Fund’s ELN positions became less equity-like due to price action, and so we reduced the hedges accordingly. (Equity hedge investing consists of maintaining core portfolio holdings of equities, or common stock positions, offset with investments in equity index futures, such as Standard & Poor’s 500 options.) As one might expect, the equity hedges detracted from the Fund’s relative returns in the fourth quarter of 2020, but had a positive effect on performance for the full 2020 calendar year, given the significant market sell-off last March.
Q Yields hovered near historical lows during the six-month period ended January 31, 2021. In that environment, how did you maintain the Fund’s competitive yield?
A During the six-month period, we utilized the Fund’s investment flexibility to adjust the portfolio’s asset allocation as market conditions changed. As opportunities arose and valuations became compelling during the fall 2020 sell-off, we deployed cash into attractive areas of the fixed-income and equity markets. We believe that kind of flexibility underscores the Fund’s value proposition, as we have the ability to adjust allocations in response to changes in valuations, and to seek out what we view as the most attractive income-generating opportunities across relevant asset classes.
** Dividends are not guaranteed.
Pioneer Multi-Asset Income Fund | Semiannual Report | 1/31/21 9

As part of our strategy, we seek to have the Fund pay a distribution*** that exceeds the income earned by the holdings in the portfolio, and is therefore paid from principal. In that vein, the Fund’s positioning in ELNs was helpful, as those exposures derived a substantial income benefit from the equity market’s elevated volatility, which translated into higher coupons. In addition, several companies in the portfolio were at risk of reducing or suspending their dividends due to regulatory pressure, but were never mandated to take those actions.
Q What is your outlook for the coming months?
A We believe the COVID-19 vaccines may present the global economy with the greatest form of stimulus in the months ahead. Increasing employment combined with consumers unleashing a wave of pent-up demand for services such as travel, dining, and entertainment, could help kick-start economies around the globe in 2021. We believe those developments, along with stimulus measures, may further propel a continued shift in market concentration away from a few large-cap growth, tech-oriented companies, and into the broader equity categories. In addition, we believe stocks of more cyclical companies may continue to recover as economic growth stabilizes and corporate earnings potentially improve in the coming quarters.
Against this backdrop, we believe the Fund’s equity bias and our focus on quality value may be well served in the months ahead.
Please refer to the Schedule of Investments on pages 22–42 for a full listing of Fund securities.
All investments are subject to risk, including the possible loss of principal. In the past several years, financial markets have experienced increased volatility and heightened uncertainty. The market prices of securities may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic, political, or regulatory conditions, recessions, inflation, changes in interest or currency rates, lack of liquidity in the bond markets, the spread of infectious illness or other public health issues or adverse investor sentiment. These conditions may continue, recur, worsen or spread.
Equity-linked notes (ELNs) may not perform as expected and could cause the Fund to realize significant losses including its entire principal investment. Other risks include the risk of counterparty default, liquidity risk and imperfect correlation between ELNs and the underlying securities.
*** Distributions are not guaranteed.
10 Pioneer Multi-Asset Income Fund | Semiannual Report | 1/31/21

High yield bonds possess greater price volatility, illiquidity, and possibility of default.
Investments in fixed-income securities involve interest rate, credit, inflation, and reinvestment risks. As interest rates rise, the value of fixed income securities falls.
Prepayment risk is the chance that an issuer may exercise the right to prepay its security, if falling interest rates prompt the issuer to do so. Forced to reinvest the unanticipated proceeds at lower interest rates, the Fund would experience a decline in income and lose the opportunity for additional price appreciation.
The Fund may invest in mortgage-backed securities, which during times of fluctuating interest rates may increase or decrease more than other fixed-income securities. Mortgage-backed securities are also subject to pre-payments.
The Fund may invest in subordinated securities which may be disproportionately adversely affected by a default or even a perceived decline in creditworthiness of the issuer.
International investments are subject to special risks including currency fluctuations, social, economic and political uncertainties, which could increase volatility. These risks are magnified in emerging markets.
The Fund may invest in inflation-linked securities. As inflationary expectations increase, inflation-linked securities may become more attractive, because they protect future interest payments against inflation. Conversely, as inflationary concerns decrease, inflation-linked securities will become less attractive and less valuable.
The Fund may invest in insurance-linked securities. The return of principal and the payment of interest and/or dividends on insurance-linked securities are contingent on the non-occurrence of a pre-defined “trigger” event, such as a hurricane or an earthquake of a specific magnitude.
The Fund may invest in floating-rate loans. The value of collateral, if any, securing a floating rate loan can decline or may be insufficient to meet the issuer’s obligations or may be difficult to liquidate.
The Fund may invest in underlying funds (including ETFs). In addition to the Fund’s operating expenses, you will indirectly bear the operating expenses of investments in any underlying funds.
Investments in equity securities are subject to price fluctuation.
Investments in small-and mid-cap stocks involve greater risks and volatility than investments in large-cap stocks.
The Fund may invest in master limited partnerships, which are subject to increased risks of liquidity, price valuation, control, voting rights and taxation. In addition, the structure affords fewer protections to investors in the Partnership than direct investors in a corporation.
Pioneer Multi-Asset Income Fund | Semiannual Report | 1/31/21 11

The Fund may invest in zero-coupon bonds and payment-in-kind securities, which may be more speculative and fluctuate more in value than other fixed income securities. The accrual of income from these securities is payable as taxable annual dividends to shareholders.
The Fund and some of the underlying funds in which the Fund invests may use derivatives, such as options and futures, which can be illiquid, may disproportionately increase losses, and have a potentially large impact on Fund performance.
The Fund may invest in credit default swaps, which may in some cases be illiquid, and they increase credit risk since the Fund has exposure to both the issuer of the referenced obligation and the counterparty to the credit default swap.
The Fund and some of the underlying funds employ leverage, which increases the volatility of investment returns and subjects the Fund to magnified losses if an underlying fund’s investments decline in value.
These risks may increase share price volatility.
There is no assurance that these and other strategies used by the Fund or underlying funds will be successful.
Before investing, consider the product’s investment objectives, risks, charges and expenses. Contact your investment professional or Amundi Asset Management US, Inc., for a prospectus or summary prospectus containing this information. Read it carefully.
Any information in this shareholder report regarding market or economic trends or the factors influencing the Fund’s historical or future performance are statements of opinion as of the date of this report. Past performance is not a guarantee of future results.
12 Pioneer Multi-Asset Income Fund | Semiannual Report | 1/31/21

Portfolio Summary | 1/31/21
Portfolio Diversification

(As a percentage of total investments)*

† Amount rounds to less than 0.1%.
(i) Pioneer Floating Rate Trust is an affiliated fund managed by Amundi Asset Management US, Inc.

Sector Distribution

(As a percentage of total investments)*

10 Largest Holdings

(As a percentage of total investments)*

1.	Lumen Technologies, Inc., 7.65%, 3/15/42	3.10%
2.	Lumen Technologies, Inc., 7.6%, 9/15/39	3.02
3.	Pfizer, Inc.	2.63
4.	KB Financial Group, Inc.	2.36
5.	Sumitomo Mitsui Financial Group, Inc.	2.28
6.	Mitsubishi UFJ Financial Group, Inc.	2.16
7.	CenterPoint Energy, Inc.	2.11
8.	PPL Corp.	2.02
9.	Royal Dutch Shell Plc, Class B (A.D.R.)	1.98
10.	AbbVie, Inc.	1.76

*  Excludes temporary cash investments and all derivative contracts except for options purchased. The Fund is actively managed, and current holdings may be different. The holdings listed should not be considered recommendations to buy or sell any securities.
Pioneer Multi-Asset Income Fund | Semiannual Report | 1/31/21 13

Prices and Distributions | 1/31/21
Net Asset Value per Share

Class	1/31/21	7/31/20
A	$10.97	$10.17
C	$10.93	$10.13
K	$11.30	$10.47
R	$10.99	$10.19
Y	$10.93	$10.13

Distributions per Share: 8/1/20–1/31/21

	Net Investment	Short-Term	Long-Term
Class	Income	Capital Gains	Capital Gains
A	$0.2903	$ —	$ —
C	$0.2469	$ —	$ —
K	$0.3136	$ —	$ —
R	$0.2495	$ —	$ —
Y	$0.3000	$ —	$ —

Index Definitions
The Bloomberg Barclays US Aggregate Bond Index is an unmanaged measure of the U.S. bond market. The MSCI All Country World NR Index is an unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the equity market performance of developed and emerging markets. The Index consists of 45 country indices comprising 24 developed and 21 emerging market country indices. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. It is not possible to invest directly in an index.
The indices defined here pertains to the “Value of $10,000 Investment” and “Value of $5 Million Investment” charts on pages 15–19.
14 Pioneer Multi-Asset Income Fund | Semiannual Report | 1/31/21

Performance Update | 1/31/21	Class A Shares

Investment Returns

The mountain chart on the right shows the change in value of a $10,000 investment made in Class A shares of Pioneer Multi-Asset Income Fund at public offering price during the periods shown, compared to that of the Bloomberg Barclays US Aggregate Bond Index and the MSCI All Country World NR Index.

Average Annual Total Returns
(As of January 31, 2021)
			Bloomberg	MSCI
			Barclays	All
	Net	Public	US	Country
	Asset	Offering	Aggregate	World
	Value	Price	Bond	NR
Period	(NAV)	(POP)	Index	Index
Since
inception
12/22/11	7.17%	6.63%	3.33%	11.01%
5 years	8.12	7.13	4.00	13.56
1 year	6.54	1.75	4.72	17.02

Expense Ratio
(Per prospectus dated December 1, 2020)
Gross		Net
0.95%		0.91%

Call 1-800-225-6292 or visit www.amundi.com/us for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.
The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.
NAV results represent the percent change in net asset value per share. NAV returns would have been lower had sales charges been reflected. POP returns reflect deduction of maximum 4.50% sales charge. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.
Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.
The net expense ratio reflects the contractual expense limitation currently in effect through December 1, 2021 for Class A shares. There can be no assurance that Amundi US will extend the expense limitation beyond such time. Please see the prospectus for more information. Expense ratios in the financial highlights, unlike those shown in the prospectus, do not reflect acquired fund fees and expenses.
The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.
Please see the financial highlights for more current expense ratios.
Pioneer Multi-Asset Income Fund | Semiannual Report | 1/31/21 15

Performance Update | 1/31/21	Class C Shares

Investment Returns

The mountain chart on the right shows the change in value of a $10,000 investment made in Class C shares of Pioneer Multi-Asset Income Fund during the periods shown, compared to that of the Bloomberg Barclays US Aggregate Bond Index and the MSCI All Country World NR Index.

Average Annual Total Returns
(As of January 31, 2021)
			Bloomberg	MSCI
			Barclays	All
			US	Country
			Aggregate	World
	If	If	Bond	NR
Period	Held	Redeemed	Index	Index
Since
inception
12/22/11	6.29%	6.29%	3.33%	11.01%
5 years	7.25	7.25	4.00	13.56
1 year	5.69	5.69	4.72	17.02

Expense Ratio
(Per prospectus dated December 1, 2020)
Gross
1.72%

Call 1-800-225-6292 or visit www.amundi.com/us for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.
The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.
Class C shares held for less than one year are subject to a 1% contingent deferred sales charge (CDSC). “If Held” results represent the percent change in net asset value per share. NAV returns would have been lower had sales charges been reflected. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.
Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.
Expense ratios in the financial highlights, unlike those shown in the prospectus, do not reflect acquired fund fees and expenses.
The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.
Please see the financial highlights for a more current expense ratio.
16 Pioneer Multi-Asset Income Fund | Semiannual Report | 1/31/21

Performance Update | 1/31/21	Class K Shares

Investment Returns

The mountain chart on the right shows the change in value of a $5 million investment made in Class K shares of Pioneer Multi-Asset Income Fund during the periods shown, compared to that of the Bloomberg Barclays US Aggregate Bond Index and the MSCI All Country World NR Index.

Average Annual Total Returns
(As of January 31, 2021)
		Bloomberg	MSCI
		Barclays	All
	Net	US	Country
	Asset	Aggregate	World
	Value	Bond	NR
Period	(NAV)	Index	Index
Since
inception
12/22/11	7.71%	3.33%	11.01%
5 years	9.03	4.00	13.56
1 year	6.81	4.72	17.02

Expense Ratio
(Per prospectus dated December 1, 2020)
Gross
0.64%

Call 1-800-225-6292 or visit www.amundi.com/us for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.
The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.
The performance shown for Class K shares for the period prior to the commencement of operations of Class K shares on December 1, 2014, is the net asset value performance of the Fund’s Class A shares, which has not been restated to reflect any differences in expenses, including Rule 12b-1 fees applicable to Class A shares. Since fees for Class A shares generally are higher than those of Class K shares, the performance of Class K shares prior to their inception would have been higher than the performance shown. For the period beginning December 1, 2014, the actual performance of Class K shares is reflected. Class K shares are not subject to sales charges and are available for limited groups of eligible investors, including institutional investors. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.
Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.
Expense ratios in the financial highlights, unlike those shown in the prospectus, do not reflect acquired fund fees and expenses.
The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.
Please see the financial highlights for a more current expense ratio.
Pioneer Multi-Asset Income Fund | Semiannual Report | 1/31/21 17

Performance Update | 1/31/21	Class R Shares

Investment Returns

The mountain chart on the right shows the change in value of a $10,000 investment made in Class R shares of Pioneer Multi-Asset Income Fund during the periods shown, compared to that of the Bloomberg Barclays US Aggregate Bond Index and the MSCI All Country World NR Index.

Average Annual Total Returns
(As of January 31, 2021)
		Bloomberg	MSCI
		Barclays	All
	Net	US	Country
	Asset	Aggregate	World
	Value	Bond	NR
Period	(NAV)	Index	Index
Since
inception
12/22/11	6.80%	3.33%	11.01%
5 years	7.43	4.00	13.56
1 year	5.76	4.72	17.02

Expense Ratio
(Per prospectus dated December 1, 2020)
Gross
1.69%

Call 1-800-225-6292 or visit www.amundi.com/us for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.
The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.
The performance shown for Class R shares for the period prior to the commencement of operations of Class R shares on December 1, 2014, is based on the performance of Class A shares, reduced to reflect the higher distribution and service fees of Class R shares. For the period beginning December 1, 2014, the actual performance of Class R shares is reflected. Class R shares are not subject to sales charges and are available for limited groups of eligible investors, including institutional investors. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.
Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.
Expense ratios in the financial highlights, unlike those shown in the prospectus, do not reflect acquired fund fees and expenses.
The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.
Please see the financial highlights for a more current expense ratio.
18 Pioneer Multi-Asset Income Fund | Semiannual Report | 1/31/21

Performance Update | 1/31/21	Class Y Shares

Investment Returns

The mountain chart on the right shows the change in value of a $5 million investment made in Class Y shares of Pioneer Multi-Asset Income Fund during the periods shown, compared to that of the Bloomberg Barclays US Aggregate Bond Index and the MSCI All Country World NR Index.

Average Annual Total Returns
(As of January 31, 2021)
		Bloomberg	MSCI
		Barclays	All
	Net	US	Country
	Asset	Aggregate	World
	Value	Bond	NR
Period	(NAV)	Index	Index
Since
inception
12/22/11	7.34%	3.33%	11.01%
5 years	8.29	4.00	13.56
1 year	6.57	4.72	17.02

Expense Ratio
(Per prospectus dated December 1, 2020)
Gross	Net
0.74%	0.71%

Call 1-800-225-6292 or visit www.amundi.com/us for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.
The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.
Class Y shares are not subject to sales charges and are available for limited groups of eligible investors, including institutional investors. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.
Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.
The net expense ratio reflects the contractual expense limitation currently in effect through December 1, 2021 for Class Y shares. There can be no assurance that Amundi US will extend the expense limitation beyond such time. Please see the prospectus for more information. Expense ratios in the financial highlights, unlike those shown in the prospectus, do not reflect acquired fund fees and expenses.
The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.
Please see the financial highlights for more current expense ratios.
Pioneer Multi-Asset Income Fund | Semiannual Report | 1/31/21 19

Comparing Ongoing Fund Expenses
As a shareowner in the Fund, you incur two types of costs:
(1)	ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses; and
(2)	transaction costs, including sales charges (loads) on purchase payments.

This example is intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 at the beginning of the Fund’s latest six-month period and held throughout the six months.
Using the Tables

Actual Expenses
The first table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period as follows:
(1)	Divide your account value by $1,000
Example: an $8,600 account value ÷ $1,000 = 8.6
(2)
Multiply the result in (1) above by the corresponding share class’s number in the third row under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Expenses Paid on a $1,000 Investment in Pioneer Multi-Asset Income Fund
Based on actual returns from August 1, 2020 through January 31, 2021.

Share Class	A	C	K	R	Y
Beginning Account	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Value on 8/1/20
Ending Account Value	$1,108.40	$1,104.30	$1,110.50	$1,104.00	$1,109.80
(after expenses)
on 1/31/21
Expenses Paid	$4.52	$8.65	$2.98	$7.90	$3.46
During Period*

*  Expenses are equal to the Fund’s annualized expense ratio of 0.85%, 1.63%, 0.56%, 1.49%, and 0.65% for class A, C, K, R, and Y respectively, multiplied by the average account value over the period multiplied by 184/365 (to reflect the partial year period).
20 Pioneer Multi-Asset Income Fund | Semiannual Report | 1/31/21

Hypothetical Example for Comparison Purposes
The table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.
You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) that are charged at the time of the transaction. Therefore, the table below is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.
Expenses Paid on a $1,000 Investment in Pioneer Multi-Asset Income Fund
Based on a hypothetical 5% return per year before expenses, reflecting the period from August 1, 2020 through January 31, 2021.

Share Class	A	C	K	R	Y
Beginning Account	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Value on 8/1/20
Ending Account Value	$1,020.92	$1,016.99	$1,022.38	$1,017.69	$1,021.93
(after expenses)
on 1/31/21
Expenses Paid	$4.33	$8.29	$2.85	$7.58	$3.31
During Period*

*  Expenses are equal to the Fund’s annualized expense ratio of 0.85%, 1.63%, 0.56%, 1.49%, and 0.65% for class A, C, K, R, and Y respectively, multiplied by the average account value over the period multiplied by 184/365 (to reflect the partial year period).
Pioneer Multi-Asset Income Fund | Semiannual Report | 1/31/21 21

Schedule of Investments | 1/31/21
(unaudited)

Shares		Value
UNAFFILIATED ISSUERS — 92.9%
COMMON STOCKS — 53.7% of Net Assets
Aerospace & Defense — 0.4%
343,575(a)	Hensoldt AG	$ 5,944,172
	Total Aerospace & Defense	$ 5,944,172
Air Freight & Logistics — 0.6%
378,667	Cia de Distribucion Integral Logista Holdings SA	$ 7,139,352
3,949	United Parcel Service, Inc., Class B	612,095
	Total Air Freight & Logistics	$ 7,751,447
Automobiles — 0.3%
257,685	Stellantis NV	$ 3,917,333
	Total Automobiles	$ 3,917,333
Banks — 7.4%
831,128(a)	ABN AMRO Bank NV (144A)	$ 8,682,032
365,900(a)	Grupo Financiero Banorte SAB de CV, Class O	1,819,666
826,129	KB Financial Group, Inc.	29,775,473
28,365	M&T Bank Corp.	3,757,512
6,082,600	Mitsubishi UFJ Financial Group, Inc.	27,255,112
926,900	Sumitomo Mitsui Financial Group, Inc.	28,718,103
	Total Banks	$ 100,007,898
Beverages — 0.2%
62,100	Asahi Group Holdings, Ltd.	$ 2,497,400
	Total Beverages	$ 2,497,400
Biotechnology — 1.6%
216,665	AbbVie, Inc.	$ 22,203,829
	Total Biotechnology	$ 22,203,829
Capital Markets — 2.1%
395,576	AllianceBernstein Holding LP	$ 13,983,612
5,225	Artisan Partners Asset Management, Inc.	252,890
83,870	Lazard, Ltd.	3,455,444
170,526	Morgan Stanley	11,433,768
	Total Capital Markets	$ 29,125,714
Chemicals — 0.1%
2,117,467	Chevron Lubricants Lanka Plc	$ 1,226,632
	Total Chemicals	$ 1,226,632
Construction & Engineering — 0.6%
17,263,500	Sinopec Engineering Group Co., Ltd., Class H	$ 7,971,332
	Total Construction & Engineering	$ 7,971,332
Consumer Discretionary — 0.4%
84,219	Omnicom Group, Inc.	$ 5,253,581
	Total Consumer Discretionary	$ 5,253,581

The accompanying notes are an integral part of these financial statements.
22 Pioneer Multi-Asset Income Fund | Semiannual Report | 1/31/21

Shares		Value
	Diversified Telecommunication Services — 1.5%
180,060	AT&T, Inc.	$ 5,155,118
737,943	Deutsche Telekom AG	13,161,047
132,394	Lumen Technologies, Inc.	1,639,038
	Total Diversified Telecommunication Services	$ 19,955,203
	Electric Utilities — 3.4%
1,414,771	EDP - Energias de Portugal SA	$ 8,877,587
178,455	FirstEnergy Corp.	5,489,276
161,237	Portland General Electric Co.	6,818,713
920,101	PPL Corp.	25,459,195
	Total Electric Utilities	$ 46,644,771
	Electrical Equipment — 0.7%
612,800	Mitsubishi Electric Corp.	$ 9,329,351
	Total Electrical Equipment	$ 9,329,351
	Energy Equipment & Services — 0.1%
99,457(a)	FTS International, Inc.	$ 1,676,845
	Total Energy Equipment & Services	$ 1,676,845
	Equity Real Estate Investment Trusts (REITs) — 0.4%
19,447	Digital Realty Trust, Inc.	$ 2,799,395
1,544,500	Frasers Logistics & Commercial Trust	1,674,066
714,200	Mapletree Industrial Trust	1,542,851
166,530	Mapletree Logistics Trust	248,187
	Total Equity Real Estate Investment Trusts (REITs)	$ 6,264,499
	Financials — 0.9%
223,391	Citigroup, Inc.	$ 12,954,444
	Total Financials	$ 12,954,444
	Food & Staples Retailing — 1.9%
478,315	Magnit PJSC (G.D.R.)	$ 7,136,460
281,300	Seven & i Holdings Co., Ltd.	10,638,557
122,389	Walgreens Boots Alliance, Inc.	6,150,047
37,426	X5 Retail Group NV (G.D.R.)	1,324,132
	Total Food & Staples Retailing	$ 25,249,196
	Food Products — 0.7%
61,338	Danone SA	$ 4,090,032
159,271	Kraft Heinz Co.	5,337,171
	Total Food Products	$ 9,427,203
	Gas Utilities — 0.4%
248,351	Enagas SA	$ 5,476,343
	Total Gas Utilities	$ 5,476,343

The accompanying notes are an integral part of these financial statements.
Pioneer Multi-Asset Income Fund | Semiannual Report | 1/31/21 23

Schedule of Investments | 1/31/21
(unaudited) (continued)

Shares		Value
	Health Care — 2.2%
229,200	Gilead Sciences, Inc.	$ 15,035,520
95,319	Johnson & Johnson	15,549,389
	Total Health Care	$ 30,584,909
	Household Durables — 0.4%
156,226	Persimmon Plc	$ 5,462,088
	Total Household Durables	$ 5,462,088
	Industrial Conglomerates — 0.6%
231,800	Toshiba Corp.	$ 7,558,094
	Total Industrial Conglomerates	$ 7,558,094
	Information Technology — 0.7%
206,738	Cisco Systems, Inc.	$ 9,216,380
	Total Information Technology	$ 9,216,380
	Insurance — 2.8%
12,938	Allianz SE	$ 2,927,810
62,916	AXA SA	1,396,891
353,611	Hartford Financial Services Group, Inc.	16,980,400
34,799	NN Group NV	1,448,142
583,181	Old Republic International Corp.	10,555,576
144,800	Power Corp. of Canada	3,367,863
12,043	Progressive Corp.	1,050,029
	Total Insurance	$ 37,726,711
	Internet & Direct Marketing Retail — 0.2%
52,445	eBay, Inc.	$ 2,963,667
	Total Internet & Direct Marketing Retail	$ 2,963,667
	IT Services — 0.6%
67,007	International Business Machines Corp.	$ 7,981,204
	Total IT Services	$ 7,981,204
	Leisure Products — 0.3%
5,479,000	Honma Golf, Ltd. (144A)	$ 3,801,917
	Total Leisure Products	$ 3,801,917
	Metals & Mining — 1.2%
216,244	Rio Tinto Plc	$ 16,564,299
	Total Metals & Mining	$ 16,564,299
	Mortgage Real Estate Investment Trusts (REITs) — 3.3%
435,753	AGNC Investment Corp.	$ 6,797,747
460,130	Annaly Capital Management, Inc.	3,736,255
725,494	New Residential Investment Corp.	6,812,388
397,275	PennyMac Mortgage Investment Trust	6,852,994
1,264,031	Redwood Trust, Inc.	10,845,386

The accompanying notes are an integral part of these financial statements.
24 Pioneer Multi-Asset Income Fund | Semiannual Report | 1/31/21

Shares		Value
	Mortgage Real Estate Investment Trusts
	(REITs) — (continued)
184,668	Starwood Property Trust, Inc.	$ 3,464,372
1,026,070	Two Harbors Investment Corp.	6,228,245
	Total Mortgage Real Estate Investment Trusts (REITs)	$ 44,737,387
	Multi-Utilities — 2.5%
1,262,130	CenterPoint Energy, Inc.	$ 26,618,322
173,434	RWE AG	7,461,450
	Total Multi-Utilities	$ 34,079,772
	Oil, Gas & Consumable Fuels — 8.0%
1,101,659	Avance Gas Holding, Ltd. (144A)	$ 4,652,363
1,336,688	BW LPG, Ltd. (144a)	8,779,227
482,800	Enable Midstream Partners LP	2,568,496
1,183,658	Energy Transfer LP	7,421,536
221,362	Enterprise Products Partners LP	4,478,153
446,100	Inpex Corp.	2,576,889
58,036	LUKOIL PJSC (A.D.R.)	4,145,512
98,335	Magellan Midstream Partners LP	4,371,974
313,605	Marathon Petroleum Corp.	13,535,192
486,017	MPLX LP	11,231,853
324,063	PBF Logistics LP	3,237,389
11,947	Plains All American Pipeline LP	99,996
702,223	Rosneft Oil Co. PJSC (G.D.R.)	4,352,378
716,487	Royal Dutch Shell Plc, Class B (A.D.R.)	24,998,232
305,844	TOTAL SE	12,948,321
	Total Oil, Gas & Consumable Fuels	$ 109,397,511
	Personal Products — 0.8%
183,603	Unilever Plc	$ 10,670,029
	Total Personal Products	$ 10,670,029
	Pharmaceuticals — 3.4%
29,300	Eisai Co., Ltd.	$ 2,138,157
925,939	Pfizer, Inc.	33,241,210
26,824	Roche Holding AG	9,251,577
72,772(a)	Viatris, Inc.	1,236,396
	Total Pharmaceuticals	$ 45,867,340
	Real Estate Management & Development — 0.4%
118,870	Grand City Properties SA	$ 2,959,375
995	LEG Immobilien AG	142,930
67,319	TAG Immobilien AG	2,072,906
	Total Real Estate Management & Development	$ 5,175,211

The accompanying notes are an integral part of these financial statements.
Pioneer Multi-Asset Income Fund | Semiannual Report | 1/31/21 25

Schedule of Investments | 1/31/21
(unaudited) (continued)

Shares		Value
Semiconductors & Semiconductor Equipment — 0.0%†
4,792	Analog Devices, Inc.	$ 706,005
	Total Semiconductors & Semiconductor Equipment	$ 706,005
Software — 1.2%
261,263	Oracle Corp.	$ 15,788,123
	Total Software	$ 15,788,123
Technology Hardware, Storage & Peripherals — 0.8%
344,000	Asustek Computer, Inc.	$ 3,518,475
108,463	NetApp, Inc.	7,206,282
	Total Technology Hardware, Storage & Peripherals	$ 10,724,757
Trading Companies & Distributors — 0.6%
35,000	Inaba Denki Sangyo Co., Ltd.	$ 817,062
198,200	Marubeni Corp.	1,313,890
112,900	Mitsubishi Corp.	2,853,895
159,400	Mitsui & Co., Ltd.	2,947,230
	Total Trading Companies & Distributors	$ 7,932,077
TOTAL COMMON STOCKS
	(Cost $696,194,836)	$ 729,814,674
PREFERRED STOCK — 0.1% of Net Assets
Retail — 0.1%
7,000	Qurate Retail, Inc., 8.0%	$ 700,420
	Total Retail	$ 700,420
TOTAL PREFERRED STOCK
	(Cost $698,221)	$ 700,420

Principal
Amount
USD ($)
ASSET BACKED SECURITIES — 0.2%
of Net Assets
575,000	AMSR Trust, Series 2020-SFR2, Class G, 4.0%,
	7/17/37 (144A)	$ 575,618
852,000	Crossroads Asset Trust, Series 2021-A, Class E, 5.48%,
	1/20/28 (144A)	849,482
500,000	Rosy, Series 2018-1, Class A1, 6.25%, 12/15/25 (144A)	475,000
TOTAL ASSET BACKED SECURITIES
	(Cost $1,875,034)	$ 1,900,100
COLLATERALIZED MORTGAGE
OBLIGATIONS — 4.5% of Net Assets
290,000(b)	Bellemeade Re, Ltd., Series 2020-3A, Class B1, 6.48%
	(1 Month USD LIBOR + 635 bps), 10/25/30 (144A)	$ 295,789
2,100,000(b)	Bellemeade Re, Ltd., Series 2020-3A, Class M2, 4.98%
	(1 Month USD LIBOR + 485 bps), 10/25/30 (144A)	2,166,595

The accompanying notes are an integral part of these financial statements.
26 Pioneer Multi-Asset Income Fund | Semiannual Report | 1/31/21

Principal
Amount
USD ($)		Value
	COLLATERALIZED MORTGAGE
	OBLIGATIONS — (continued)
470,000(b)	Bellemeade Re, Ltd., Series 2020-4A, Class B1, 5.15%
	(1 Month USD LIBOR + 500 bps), 6/25/30 (144A)	$ 471,770
1,900,000(c)	CFMT LLC, Series 2020-HB4, Class M4, 4.948%,
	12/26/30 (144A)	1,900,000
1,270,000(c)	CFMT LLC, Series 2020-HB4, Class M5, 6.0%,
	12/26/30 (144A)	1,227,310
4,100,000(b)	Connecticut Avenue Securities Trust, Series 2019-HRP1,
	Class B1, 9.38% (1 Month USD LIBOR +
	925 bps), 11/25/39 (144A)	4,194,970
2,190,000(b)	Connecticut Avenue Securities Trust, Series 2019-R04,
	Class 2B1, 5.38% (1 Month USD LIBOR +
	525 bps), 6/25/39 (144A)	2,239,885
2,700,000(b)	Eagle Re, Ltd., Series 2019-1, Class B1, 4.63% (1 Month
	USD LIBOR + 450 bps), 4/25/29 (144A)	2,686,758
4,430,000(b)	Eagle Re, Ltd., Series 2020-2, Class B1, 7.13% (1 Month
	USD LIBOR + 700 bps), 10/25/30 (144A)	4,445,743
2,670,000(b)	Eagle Re, Ltd., Series 2020-2, Class M2, 5.73% (1 Month
	USD LIBOR + 560 bps), 10/25/30 (144A)	2,780,979
3,155,000(b)	Freddie Mac Stacr Remic Trust, Series 2019-HQA4,
	Class B1, 3.08% (1 Month USD LIBOR +
	295 bps), 11/25/49 (144A)	3,156,972
1,460,000(b)	Freddie Mac Stacr Remic Trust, Series 2020-DNA3,
	Class B1, 5.23% (1 Month USD LIBOR +
	510 bps), 6/25/50 (144A)	1,528,432
1,100,000(b)	Freddie Mac Stacr Remic Trust, Series 2020-DNA3,
	Class B2, 9.48% (1 Month USD LIBOR +
	935 bps), 6/25/50 (144A)	1,292,188
1,340,000(b)	Freddie Mac Stacr Remic Trust, Series 2020-DNA5,
	Class B1, 4.882% (SOFR30A +
	480 bps), 10/25/50 (144A)	1,399,070
4,200,000(b)	Freddie Mac Stacr Remic Trust, Series 2020-DNA5,
	Class B2, 11.582% (SOFR30A +
	1,150 bps), 10/25/50 (144A)	5,176,962
850,000(b)	Freddie Mac Stacr Remic Trust, Series 2020-DNA6,
	Class B1, 3.082% (SOFR30A +
	300 bps), 12/25/50 (144A)	859,557
1,000,000(b)	Freddie Mac Stacr Remic Trust, Series 2020-DNA6,
	Class B2, 5.732% (SOFR30A +
	565 bps), 12/25/50 (144A)	1,040,029
2,500,000(b)	Freddie Mac Stacr Remic Trust, Series 2020-HQA4,
	Class B1, 5.38% (1 Month USD LIBOR +
	525 bps), 9/25/50 (144A)	2,625,119
2,710,000(b)	Freddie Mac Stacr Remic Trust, Series 2021-DNA1,
	Class B2, 4.829% (SOFR30A +
	475 bps), 1/25/51 (144A)	2,730,020
2,700,000(b)	Freddie Mac Stacr Trust, Series 2019-DNA1, Class B2,
	10.88% (1 Month USD LIBOR +
	1,075 bps), 1/25/49 (144A)	3,134,154

The accompanying notes are an integral part of these financial statements.
Pioneer Multi-Asset Income Fund | Semiannual Report | 1/31/21 27

Schedule of Investments | 1/31/21
(unaudited) (continued)

Principal
Amount
USD ($)		Value
	COLLATERALIZED MORTGAGE
	OBLIGATIONS — (continued)
2,790,000(b)	Freddie Mac Stacr Trust, Series 2019-DNA2, Class B2,
	10.63% (1 Month USD LIBOR +
	1,050 bps), 3/25/49 (144A)	$ 3,111,271
1,000,000(b)	Freddie Mac Stacr Trust, Series 2019-HQA1, Class B2,
	12.38% (1 Month USD LIBOR +
	1,225 bps), 2/25/49 (144A)	1,164,847
1,000,000(b)	Freddie Mac Stacr Trust, Series 2019-HQA2, Class B2,
	11.38% (1 Month USD LIBOR +
	1,125 bps), 4/25/49 (144A)	1,124,767
1,905,841(b)	Freddie Mac Structured Agency Credit Risk Debt Notes,
	Series 2015-HQ1, Class B, 10.88% (1 Month USD LIBOR
	+ 1,075 bps), 3/25/25	2,049,233
1,900,000(b)	Freddie Mac Structured Agency Credit Risk Debt Notes,
	Series 2020-HQA5, Class B2, 7.482% (SOFR30A +
	740 bps), 11/25/50 (144A)	2,085,358
19,084	Global Mortgage Securitization, Ltd., Series 2004-A,
	Class B1, 5.25%, 11/25/32 (144A)	11,866
176,418	Global Mortgage Securitization, Ltd., Series 2004-A,
	Class B2, 5.25%, 11/25/32 (144A)	4,685
430,000(b)	Home Re, Ltd., Series 2020-1, Class B1, 7.13% (1 Month
	USD LIBOR + 700 bps), 10/25/30 (144A)	443,413
1,690,000(b)	Home Re, Ltd., Series 2020-1, Class M2, 5.38% (1 Month
	USD LIBOR + 525 bps), 10/25/30 (144A)	1,748,210
1,550,000(b)	Oaktown Re V, Ltd., Series 2020-2A, Class M2, 5.38% (1
	Month USD LIBOR + 525 bps), 10/25/30 (144A)	1,574,632
400,000(b)	Traingle Re, Ltd., Series 2020-1, Class B1, 7.88% (1
	Month USD LIBOR + 775 bps), 10/25/30 (144A)	413,146
1,360,000(b)	Traingle Re, Ltd., Series 2020-1, Class M2, 5.73% (1
	Month USD LIBOR + 560 bps), 10/25/30 (144A)	1,404,777
310,000(c)	Verus Securitization Trust, Series 2020-INV1, Class B1,
	5.75%, 3/25/60 (144A)	323,154
430,000(c)	Verus Securitization Trust, Series 2020-INV1, Class B2,
	6.0%, 3/25/60 (144A)	437,634
	TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS
	(Cost $57,985,761)	$ 61,249,295
	COMMERCIAL MORTGAGE-BACKED SECURITIES —
	0.3% of Net Assets
275,000(b)	Freddie Mac Multifamily Structured Credit Risk, Series
	2021-MN1, Class B1, 7.836% (SOFR30A +
	775 bps), 1/25/51 (144A)	$ 303,949
2,500,000(b)	Multifamily Connecticut Avenue Securities Trust, Series
	2020-01, Class M10, 3.88% (1 Month USD LIBOR
	+ 375 bps), 3/25/50 (144A)	2,608,590
417,825(c)	Sutherland Commercial Mortgage Loans, Series 2017-SBC6,
	Class A, 3.192%, 5/25/37 (144A)	415,651
	TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES
	(Cost $2,722,411)	$ 3,328,190

The accompanying notes are an integral part of these financial statements.
28 Pioneer Multi-Asset Income Fund | Semiannual Report | 1/31/21

Principal
Amount
USD ($)		Value
CORPORATE BONDS — 13.6% of Net Assets
Advertising — 0.3%
3,444,000(d)	MDC Partners, Inc., 7.5%, 5/1/24 (144A)	$ 3,512,880
	Total Advertising	$ 3,512,880
Airlines — 0.2%
840,000	British Airways 2020-1 Class B Pass Through Trust,
	8.375%, 11/15/28 (144A)	$ 959,505
1,720,000	Mileage Plus Holdings LLC/Mileage Plus Intellectual
	Property Assets, Ltd., 6.5%, 6/20/27 (144A)	1,881,250
	Total Airlines	$ 2,840,755
Auto Parts & Equipment — 0.3%
2,617,000	American Axle & Manufacturing, Inc., 6.25%, 3/15/26	$ 2,675,882
1,773,000	Dealer Tire LLC/DT Issuer LLC, 8.0%, 2/1/28 (144A)	1,883,813
	Total Auto Parts & Equipment	$ 4,559,695
Banks — 2.3%
2,324,000	Freedom Mortgage Corp., 8.25%, 4/15/25 (144A)	$ 2,428,580
8,650,000(c)(e)	ING Groep NV, 6.5% (5 Year USD Swap Rate + 445 bps)	9,526,677
5,857,000(c)(e)	Lloyds Banking Group Plc, 7.5% (5 Year USD Swap
	Rate + 450 bps)	6,679,616
8,125,000(c)(e)	Natwest Group Plc, 8.0% (5 Year USD Swap Rate + 572 bps)	9,538,750
2,920,000	Provident Funding Associates LP/PFG Finance Corp.,
	6.375%, 6/15/25 (144A)	2,978,400
	Total Banks	$ 31,152,023
Coal — 0.3%
4,190,000	SunCoke Energy Partners LP/SunCoke Energy
	Partners Finance Corp., 7.5%, 6/15/25 (144A)	$ 4,284,275
	Total Coal	$ 4,284,275
Commercial Services — 0.2%
2,255,000	Allied Universal Holdco LLC/Allied Universal Finance
	Corp., 9.75%, 7/15/27 (144A)	$ 2,457,950
	Total Commercial Services	$ 2,457,950
Diversified Financial Services — 0.2%
56,500	Citigroup Global Markets Holdings, Inc., 19.24%, 7/28/21	$ 3,335,195
	Total Diversified Financial Services	$ 3,335,195
Engineering & Construction — 0.3%
3,155,000	PowerTeam Services LLC, 9.033%, 12/4/25 (144A)	$ 3,494,163
	Total Engineering & Construction	$ 3,494,163
Entertainment — 0.5%
2,342,000	Enterprise Development Authority, 12.0%, 7/15/24 (144A)	$ 2,634,750
4,396,000	Scientific Games International, Inc., 8.25%, 3/15/26 (144A)	4,648,264
	Total Entertainment	$ 7,283,014

The accompanying notes are an integral part of these financial statements.
Pioneer Multi-Asset Income Fund | Semiannual Report | 1/31/21 29

Schedule of Investments | 1/31/21
(unaudited) (continued)

Principal
Amount
USD ($)		Value
Food — 0.3%
3,443,000	FAGE International SA/FAGE USA Dairy Industry, Inc.,
	5.625%, 8/15/26 (144A)	$ 3,537,682
	Total Food	$ 3,537,682
Forest Products & Paper — 0.3%
4,236,000	Schweitzer-Mauduit International, Inc., 6.875%,
	10/1/26 (144A)	$ 4,491,770
	Total Forest Products & Paper	$ 4,491,770
Healthcare-Services — 0.4%
4,350,000	Surgery Center Holdings, Inc., 10.0%, 4/15/27 (144A)	$ 4,806,750
	Total Healthcare-Services	$ 4,806,750
Holding Companies-Diversified — 0.2%
2,710,000	VistaJet Malta Finance Plc/XO Management Holding, Inc.,
	10.5%, 6/1/24 (144A)	$ 2,770,975
	Total Holding Companies-Diversified	$ 2,770,975
Home Builders — 0.5%
3,921,000	Beazer Homes USA, Inc., 5.875%, 10/15/27	$ 4,141,556
245,000	Beazer Homes USA, Inc., 7.25%, 10/15/29	275,013
2,768,000	M/I Homes, Inc., 4.95%, 2/1/28	2,915,396
	Total Home Builders	$ 7,331,965
Media — 0.3%
2,183,000	Clear Channel Worldwide Holdings, Inc., 9.25%, 2/15/24	$ 2,268,279
1,783,000	Diamond Sports Group LLC/Diamond Sports Finance Co.,
	6.625%, 8/15/27 (144A)	1,132,205
	Total Media	$ 3,400,484
Mining — 0.2%
1,908,000	First Quantum Minerals, Ltd., 6.875%, 3/1/26 (144A)	$ 1,986,705
1,315,000	First Quantum Minerals, Ltd., 7.5%, 4/1/25 (144A)	1,359,421
	Total Mining	$ 3,346,126
Miscellaneous Manufacturer — 0.0%†
226,000	Koppers, Inc., 6.0%, 2/15/25 (144A)	$ 232,215
	Total Miscellaneous Manufacturer	$ 232,215
Oil & Gas — 0.2%
3,932,000	PBF Holding Co. LLC/PBF Finance Corp., 6.0%, 2/15/28	$ 2,281,445
ARS22,000,000	YPF SA, 16.5%, 5/9/22 (144A)	176,383
	Total Oil & Gas	$ 2,457,828
Pipelines — 0.7%
3,619,000	American Midstream Partners LP/American Midstream
	Finance Corp., 9.5%, 12/15/21 (144A)	$ 3,604,524
2,200,000	Delek Logistics Partners LP/Delek Logistics Finance Corp.,
	6.75%, 5/15/25	2,167,000

The accompanying notes are an integral part of these financial statements.
30 Pioneer Multi-Asset Income Fund | Semiannual Report | 1/31/21

Principal
Amount
USD ($)		Value
Pipelines — (continued)
1,669,000(c)(e)	Energy Transfer Operating LP, 6.25% (3 Month USD
	LIBOR + 403 bps)	$ 1,359,534
3,328,000	EnLink Midstream Partners LP, 5.6%, 4/1/44	2,670,720
	Total Pipelines	$ 9,801,778
Retail — 0.2%
3,180,000	AAG FH LP/AAG FH Finco, Inc., 9.75%, 7/15/24 (144A)	$ 3,021,000
	Total Retail	$ 3,021,000
Telecommunications — 5.7%
30,784,000	Lumen Technologies, Inc., 7.6%, 9/15/39	$ 38,052,102
31,613,000	Lumen Technologies, Inc., 7.65%, 3/15/42	39,143,217
	Total Telecommunications	$ 77,195,319
TOTAL CORPORATE BONDS
	(Cost $156,231,282)	$ 185,313,842
FOREIGN GOVERNMENT BONDS — 3.2%
of Net Assets
Indonesia — 3.2%
IDR188,453,000,000	Indonesia Treasury Bond, 8.375%, 3/15/24	$ 14,655,948
IDR176,212,000,000	Indonesia Treasury Bond, 8.75%, 5/15/31	14,594,322
IDR174,584,000,000	Indonesia Treasury Bond, 9.0%, 3/15/29	14,520,586
	Total Indonesia	$ 43,770,856
TOTAL FOREIGN GOVERNMENT BONDS
	(Cost $38,642,121)	$ 43,770,856
INSURANCE-LINKED SECURITIES — 2.3%
of Net Assets#
Event Linked Bonds — 0.8%
Earthquakes – U.S. — 0.0%†
400,000(b)	Acorn Re 2018-1, 2.773% (3 Month USD LIBOR +
	275 bps), 11/10/21 (144A)	$ 401,760
Multiperil – U.S. — 0.4%
700,000(b)	Bonanza Re, 4.801% (3 Month U.S. Treasury Bill +
	475 bps), 2/20/24 (144A)	$ 704,200
1,250,000(b)	Easton Re Pte, 4.0% (3 Month U.S. Treasury Bill +
	400 bps), 1/8/24 (144A)	1,249,750
500,000(b)	Four Lakes Re, 7.051% (3 Month U.S. Treasury Bill +
	700 bps), 1/5/24 (144A)	500,000
500,000(b)	Four Lakes Re, 9.551% (3 Month U.S. Treasury Bill +
	950 bps), 1/5/24 (144A)	499,400
500,000(b)	Herbie Re, 9.0% (3 Month U.S. Treasury Bill +
	900 bps), 1/8/25 (144A)	509,100
500,000(b)	Residential Reinsurance 2020, 6.298% (3 Month U.S.
	Treasury Bill + 625 bps), 12/6/24 (144A)	504,500

The accompanying notes are an integral part of these financial statements.
Pioneer Multi-Asset Income Fund | Semiannual Report | 1/31/21 31

Schedule of Investments | 1/31/21
(unaudited) (continued)

Principal
Amount
USD ($)		Value
Multiperil – U.S. — (continued)
1,250,000(b)	Sussex Re 2020-1, 7.798% (3 Month U.S. Treasury Bill +
	775 bps), 1/8/25 (144A)	$ 1,250,000
$ 5,216,950
Multiperil – U.S. & Canada — 0.0%†
500,000(b)	Mystic Re IV, 0.5% (3 Month U.S. Treasury Bill +
	900 bps), 1/8/24 (144A)	$ 500,400
Multiperil – U.S. Regional — 0.1%
750,000(b)	Long Point Re III 2018, 2.798% (3 Month U.S. Treasury Bill +
	275 bps), 6/1/22 (144A)	$ 751,125
Multiperil – Worldwide — 0.1%
1,000,000(b)	Northshore Re II, 5.75% (3 Month U.S. Treasury Bill +
	575 bps), 1/8/24 (144A)	$ 1,000,500
Pandemic – U.S. — 0.0%†
250,000(b)	Vitality Re XI, 1.848% (3 Month U.S. Treasury Bill +
	180 bps), 1/9/24 (144A)	$ 238,000
Windstorm – U.S. — 0.0%†
500,000(b)	Bonanza Re, 4.801% (3 Month U.S. Treasury Bill +
	475 bps), 12/23/24 (144A)	$ 500,300
Windstorm – U.S. Regional — 0.2%
500,000(b)	Matterhorn Re, 4.44% (3 Month USD LIBOR +
	425 bps), 12/7/22 (144A)	$ 500,200
1,500,000(b)	Matterhorn Re, 5.69% (3 Month USD LIBOR +
	550 bps), 12/7/22 (144A)	1,500,300
$ 2,000,500
	Total Event Linked Bonds	$ 10,609,535

Face
Amount
USD ($)
Collateralized Reinsurance — 0.3%
Multiperil – U.S. — 0.3%
1,800,000+(a)(f)	Ballybunion Re, 2/28/22	$ 1,881,100
1,500,000+(f)	Ballybunion Re 2020-3, 7/31/24	1,500,000
300,000+(f)	Dingle Re 2019, 2/1/22	6,158
250,000+(a)(f)	Dingle Re 2020, 12/31/21	258,623
$ 3,645,881
Multiperil – Worldwide — 0.0%†
700,000+(a)(f)	Cypress Re 2017, 1/10/22	$ 70
500,000+(a)(f)	Limestone Re, 3/1/24 (144A)	207,350
12,000+(f)	Limestone Re 2016-1, 8/31/21	600
12,000+(f)	Limestone Re 2016-1, 8/31/21	600
250,000+(a)(f)	Merion Re 2021-1, 12/31/24	218,963

The accompanying notes are an integral part of these financial statements.
32 Pioneer Multi-Asset Income Fund | Semiannual Report | 1/31/21

Face
Amount
USD ($)		Value
	Multiperil – Worldwide — (continued)
250,000+(a)(f)	Old Head Re 2021, 12/31/24	$ 194,699
700,000+(a)(f)	Resilience Re, 5/1/21	70
300,000+(a)(f)	Walton Health Re 2019, 6/30/21	252,102
		$ 874,454
	Windstorm – U.S. Regional — 0.0%†
250,000+(a)(f)	Oakmont Re 2017, 4/30/21	$ 7,350
	Total Collateralized Reinsurance	$ 4,527,685
	Reinsurance Sidecars — 1.2%
	Multiperil – U.S. — 0.1%
1,500,000+(a)(f)	Carnoustie Re 2017, 11/30/21	$ 197,700
500,000+(a)(f)	Carnoustie Re 2021, 12/31/24	503,748
1,500,000+(g)	Harambee Re 2019, 12/31/22	13,800
		$ 715,248
	Multiperil – Worldwide — 1.1%
2,400+(f)	Alturas Re 2019-1, 3/10/23 (144A)	$ 19,795
12,149+(g)	Alturas Re 2019-2, 3/10/22	56,415
500,000+(g)	Alturas Re 2020-2, 3/10/23	535,250
750,000+(f)	Bantry Re 2019, 12/31/22	25,473
750,000+(a)(f)	Bantry Re 2021, 12/31/24	756,375
900,000+(a)(f)	Berwick Re 2017-1, 2/1/22	29,790
46,259+(a)(f)	Berwick Re 2018-1, 12/31/21	5,630
1,391,977+(a)(f)	Berwick Re 2019-1, 12/31/22	166,341
1,500,000+(a)(f)	Berwick Re 2021-1, 12/31/24	1,506,750
15,000+(f)	Eden Re II, 3/22/23 (144A)	56,030
100,000+(a)(f)	Eden Re II 2020, 3/22/24 (144A)	226,800
600,000+(a)	Eden Re II, 3/21/25 (144A)	600,000
900,000+(a)	Eden Re II, Series B, 12/31/24	900,000
750,000+(f)	Gleneagles Re 2019, 12/31/22	16,760
500,000+(a)(f)	Gleneagles Re 2021, 12/31/24	501,250
638,678+(a)	Gullane Re 2021, 12/31/24	638,678
26,000+(f)	Limestone Re 2019-A, 9/9/22 (144A)	—
19,000+(f)	Limestone Re 2019-B, 9/9/22 (144A)	—
250,000+(a)(g)	Lion Rock Re 2021, 12/31/24	255,025
2,000,000+(a)(f)	Merion Re 2021-2, 12/31/24	2,019,569
1,250,000+(g)	NCM Re 2019, 12/31/22	147,125
1,250,000+(a)(f)	Pangaea Re 2019-1, 2/1/23	26,047
750,000+(f)	Pangaea Re 2020-1, 2/1/24	86,475
1,500,000+(a)(f)	Pangaea Re 2020-1, 12/31/24	1,503,750
300,000+(a)(f)	Sector Re V, 3/1/25 (144A)	363,362
500,000+(a)(f)	Sector Re V, 12/1/25 (144A)	509,275
900,000+(a)(f)	Sector Re V, 12/1/25 (144A)	916,696

The accompanying notes are an integral part of these financial statements.
Pioneer Multi-Asset Income Fund | Semiannual Report | 1/31/21 33

Schedule of Investments | 1/31/21
(unaudited) (continued)

Face
Amount
USD ($)		Value
	Multiperil – Worldwide — (continued)
200,000+(a)(f)	Sector Re V, Series 9, Class A, 3/1/24 (144A)	$ 85,861
100,000+(a)(f)	Sector Re V, Series 9, Class C, 12/1/24 (144A)	250,813
1,000,000+(a)(f)	St. Andrews Re 2017-1, 2/1/22	67,800
608,294+(a)(f)	St. Andrews Re 2017-4, 6/1/21	59,856
1,500,000+(a)(g)	Thopas Re 2019, 12/31/22	59,250
1,000,000+(g)	Thopas Re 2020, 12/31/23	7,300
1,500,000+(a)(g)	Thopas Re 2021, 12/31/24	1,508,700
1,500,000+(a)(f)	Versutus Re 2017, 11/30/21	20,850
1,600,000+(f)	Versutus Re 2019-B, 12/31/21	64,320
1,500,000+(g)	Viribus Re 2019, 12/31/22	61,500
1,000,000+(a)(g)	Viribus Re 2020, 12/31/23	910,600
600,000+(a)(f)	Woburn Re 2019, 12/31/22	202,025
		$ 15,167,536
	Total Reinsurance Sidecars	$ 15,882,784
	TOTAL INSURANCE-LINKED SECURITIES
	(Cost $29,408,799)	$ 31,020,004

Shares
	EQUITY LINKED NOTES — 14.1% of Net Assets
	Aerospace & Defense — 0.5%
189,500	Merrill Lynch International & Co. CV (Spirit AeroSystems
	Holdings, Inc.), 20.36%, 12/27/21	$ 6,719,670
	Total Aerospace & Defense	$ 6,719,670
	Banks — 0.7%
118,700(a)	Credit Suisse AG (Citigroup, Inc.), 12/13/21	$ 6,812,015
417,400	Goldman Sachs International (New Residential Investment
	Corp.), 27.54%, 5/24/21	2,665,516
	Total Banks	$ 9,477,531
	Biotechnology — 0.2%
4,400	Royal Bank of Canada (Regeneron Pharmaceuticals, Inc.),
	12.47%, 5/25/21 (144A)	$ 2,293,830
	Total Biotechnology	$ 2,293,830
	Electric Utilities — 0.2%
113,000	Merrill Lynch International & Co. CV (First Energy Corp.),
	11.67%, 12/21/21	$ 3,408,080
	Total Electric Utilities	$ 3,408,080
	Food — 0.1%
45,300	Goldman Sachs International (Sysco Corp.),
	21.78%, 3/29/21	$ 1,497,074
	Total Food	$ 1,497,074

The accompanying notes are an integral part of these financial statements.
34 Pioneer Multi-Asset Income Fund | Semiannual Report | 1/31/21

Shares		Value
Food & Staples Retailing — 0.3%
85,350	Credit Suisse AG London (Walgreens Boots
	Alliance, Inc.), 9.28%, 3/8/21	$ 4,155,606
	Total Food & Staples Retailing	$ 4,155,606
Healthcare-Services — 0.3%
66,000	Toronto-Dominion Bank (Centene Corp.), 9.25%, 1/14/22	$ 3,975,873
	Total Healthcare-Services	$ 3,975,873
Hotels, Restaurants & Leisure — 0.8%
86,400	Credit Suisse AG London (Darden Restaurants, Inc.),
	34.0%, 3/26/21	$ 3,611,261
98,500	Morgan Stanley Finance LLC (Darden Restaurants, Inc.),
	5/3/21 (144A)	7,296,560
	Total Hotels, Restaurants & Leisure	$ 10,907,821
Insurance — 0.6%
146,000	BNP Paribas Issuance B.V. (Hartford Financial Services
	Group), 11.59%, 11/23/21 (144A)	$ 6,945,950
18,500	Goldman Sachs International (The Progressive Corp.),
	15.28%, 3/29/21	1,417,803
	Total Insurance	$ 8,363,753
Interactive Media & Services — 1.5%
4,400	Merrill Lynch International & Co. CV (Alphabet, Inc.),
	0.085%, 10/12/21	$ 7,027,768
39,000	Merrill Lynch International & Co. CV (Facebook, Inc.),
	7.51%, 2/12/21	8,951,943
26,511	Royal Bank of Canada (Facebook, Inc.), 10.22%,
	3/23/21 (144A)	4,999,550
	Total Interactive Media & Services	$ 20,979,261
Internet & Direct Marketing Retail — 2.6%
720	Citigroup Global Markets Holdings, Inc. (Amazon.com,
	Inc.), 12.35%, 3/29/21 (144A)	$ 1,405,198
94,800	Citigroup Global Markets Holdings, Inc. (eBay, Inc.),
	10.62%, 10/28/21 (144A)	5,131,524
4,110	JP Morgan Structured Products (Amazon.com, Inc.),
	7.97%, 3/16/21	8,766,219
2,436	Merrill Lynch International & Co. CV (Amazon.com, Inc.),
	6.84%, 2/11/21 (144A)	5,440,647
139,400	Morgan Stanley Finance LLC (eBay, Inc.), 6/24/21	7,091,975
3,200	Wells Fargo Bank National Association (Amazon.com, Inc.),
	6.71%, 2/23/21	7,378,246
	Total Internet & Direct Marketing Retail	$ 35,213,809
IT Services — 1.5%
32,100	Royal Bank of Canada (Advanced Micro Devices, Inc.),
	22.92%, 3/29/21 (144A)	$ 1,330,577

The accompanying notes are an integral part of these financial statements.
Pioneer Multi-Asset Income Fund | Semiannual Report | 1/31/21 35

Schedule of Investments | 1/31/21
(unaudited) (continued)

Shares		Value
IT Services — (continued)
204,000	Wells Fargo Bank National Association (Cognizant
	Technology Solutions Corp.), 9.7%, 3/19/21	$ 12,081,696
194,000	Wells Fargo Bank National Association (OneMain
	Holdings, Inc.), 24.74%, 3/19/21	7,037,932
	Total IT Services	$ 20,450,205
Mining — 0.7%
160,300	UBS AG (Newmont Corp.), 15.05%, 4/22/21 (144A)	$ 9,432,052
	Total Mining	$ 9,432,052
Oil, Gas & Consumable Fuels — 0.8%
69,200	BNP Paribas Issuance (Marathon Petroleum Corp.),
	18.85%, 8/12/21	$ 2,851,386
24,800	BNP Paribas Issuance BV (CW Corp. of Delaware), 8.92%,
	11/30/21 (144A)	3,329,896
119,700	JP Morgan Structured Products BV (Marathon Petroleum
	Corp.), 18.4%, 11/10/21	4,244,080
	Total Oil, Gas & Consumable Fuels	$ 10,425,362
Semiconductors & Semiconductor Equipment — 2.5%
54,700	BNP Paribas Issuance BV (Micron Technology, Inc.),
	12.58%, 11/23/21 (144A)	$ 3,632,080
222,900	Citigroup Global Market (Walgreens Boots Alliance, Inc.),
	15.95%, 3/23/21 (144A)	10,224,423
80,300(a)	Goldman Sachs International (Micron Technology, Inc.),
	13.35%, 10/19/21	4,422,763
47,400	JP Morgan Structured Products BV (QUALCOMM, Inc.),
	11.5%, 11/17/21	6,862,487
75,500	Royal Bank of Canada (Micron Technology, Inc.), 13.37%,
	10/22/21 (144A)	4,333,217
59,400	Royal Bank of Canada (Micron Technology, Inc.), 12.78%,
	11/30/21 (144A)	3,936,735
	Total Semiconductors & Semiconductor Equipment	$ 33,411,705
Software — 0.3%
76,100	Royal Bank of Canada (Oracle Corp.), 8.43%, 6/29/21	$ 4,335,798
	Total Software	$ 4,335,798
Trading Companies & Distributors — 0.2%
20,000	Citigroup Global Markets Holdings, Inc. (United Rentals,
	Inc.), 16.33%, 6/1/21 (144A)	$ 2,813,704
	Total Trading Companies & Distributors	$ 2,813,704
Transportation — 0.3%
100,300	UBS AG (Knight-Swift Transportation), 9.85%, 11/23/21	$ 3,936,775
	Total Transportation	$ 3,936,775
TOTAL EQUITY LINKED NOTES
	(Cost $181,893,009)	$ 191,797,909

The accompanying notes are an integral part of these financial statements.
36 Pioneer Multi-Asset Income Fund | Semiannual Report | 1/31/21

Shares		Value
INVESTMENT COMPANY — 0.9% of Net Assets
2,912,398	Invesco Senior Income Trust	$ 12,086,452
TOTAL INVESTMENT COMPANY
	(Cost $12,579,011)	$ 12,086,452
RIGHT/WARRANT — 0.0%† of Net Assets
Health Care Providers & Services — 0.0%†
959,816(h)	ANR, Inc., 3/31/23	$ 4,511
	Total Health Care Providers & Services	$ 4,511
TOTAL RIGHT/WARRANT
	(Cost $—)	$ 4,511

Number of			Notional	Strike	Expiration
Contracts	Description	Counterparty	Amount	Price	Date
EXCHANGE-TRADED PUT OPTION
PURCHASED — 0.0%†
950	Put Option	Citigroup Global
	on Euro	Markets, Ltd.	USD 1,026,912	USD 1.20	3/5/21	$ 415,625
TOTAL EXCHANGE-TRADED PUT OPTION PURCHASED
		(Premiums paid $1,026,912)				$ 415,625
TOTAL OPTIONS PURCHASED
		(Premiums paid $1,026,912)				$ 415,625
TOTAL INVESTMENTS IN UNAFFILIATED ISSUERS — 92.9%
		(Cost $1,179,257,397)				$ 1,261,401,878

Change
			Net	in Net
			Realized	Unrealized
		Dividend	Gain	Appreciation
Shares		Income	(Loss)	(Depreciation)
AFFILIATED ISSUER — 0.0%†
CLOSED-END FUND — 0.0%† of Net Assets
23,901(i)	Pioneer Floating
	Rate Trust	$191,027	$(52,131)	$778,742	$ 253,829
TOTAL CLOSED-END FUND
	(Cost $253,083)				$ 253,829
TOTAL INVESTMENTS IN AFFILIATED ISSUER — 0.0%†
	(Cost $253,083)				$ 253,829
	OTHER ASSETS AND LIABILITIES — 7.1%				$ 96,579,707
	NET ASSETS — 100.0%				$ 1,358,235,414

bps	Basis Points.
LIBOR	London Interbank Offered Rate.
REIT	Real Estate Investment Trust.

The accompanying notes are an integral part of these financial statements.
Pioneer Multi-Asset Income Fund | Semiannual Report | 1/31/21 37

Schedule of Investments | 1/31/21
(unaudited) (continued)

(144A)
Security is exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold normally to qualified institutional buyers in a transaction exempt from registration. At January 31, 2021, the value of these securities amounted to $235,018,811, or 17.3% of net assets.

(A.D.R.)	American Depositary Receipts.
(G.D.R.)	Global Depositary Receipts.
†	Amount rounds to less than 0.1%.
+	Security that used significant unobservable inputs to determine its value.
(a)	Non-income producing security.
(b)	Floating rate note. Coupon rate, reference index and spread shown at January 31, 2021.
(c)	The interest rate is subject to change periodically. The interest rate and/or reference index and spread shown at January 31, 2021.
(d)	Debt obligation initially issued at one coupon which converts to a higher coupon at a specific date. The rate shown is the rate at January 31, 2021.
(e)	Security is perpetual in nature and has no stated maturity date.
(f)	Issued as participation notes.
(g)	Issued as preference shares.
(h)	ANR, Inc. warrants are exercisable into 959,816 shares.
(i)	Pioneer Floating Rate Trust is an affiliated closed-end fund managed by Amundi Asset Management US, Inc., (the “Adviser”).
#	Securities are restricted as to resale.

Restricted Securities	Acquisition date	Cost	Value
Acorn Re 2018-1	4/24/2019	$398,790	$401,760
Alturas Re 2019-1	12/20/2018	2,400	19,795
Alturas Re 2019-2	12/19/2018	12,149	56,415
Alturas Re 2020-2	1/1/2020	500,000	535,250
Ballybunion Re	12/31/2019	1,804,847	1,881,100
Ballybunion Re 2020-3	1/21/2021	1,503,281	1,500,000
Bantry Re 2019	2/1/2019	—	25,473
Bantry Re 2021	1/11/2021	750,000	756,375
Berwick Re 2017-1	1/5/2017	29,846	29,790
Berwick Re 2018-1	1/29/2018	8,813	5,630
Berwick Re 2019-1	2/27/2019	166,329	166,341
Berwick Re 2021-1	12/28/2020	1,500,000	1,506,750
Bonanza Re	2/13/2020	700,000	704,200
Bonanza Re	12/15/2020	500,000	500,300
Carnoustie Re 2017	1/3/2017	356,635	197,700
Carnoustie Re 2021	1/11/2021	500,000	503,748
Cypress Re 2017	1/24/2017	2,353	70
Dingle Re 2019	3/4/2019	—	6,158
Dingle Re 2020	2/13/2020	232,875	258,623
Easton Re Pte	12/15/2020	1,250,000	1,249,750
Eden Re II	12/14/2018	4,320	56,030
Eden Re II 2020	12/23/2019	100,000	226,800
Eden Re II Ltd.	12/14/2020	600,000	600,000
Eden Re II, Series B	1/25/2021	900,000	900,000

The accompanying notes are an integral part of these financial statements.
38 Pioneer Multi-Asset Income Fund | Semiannual Report | 1/31/21

Restricted Securities	Acquisition date	Cost	Value
Four Lakes Re	11/5/2020	$500,000	$500,000
Four Lakes Re	11/5/2020	500,000	499,400
Gleneagles Re 2019	1/24/2019	—	16,760
Gleneagles Re 2021	1/13/2021	500,000	501,250
Gullane Re 2021	1/13/2021	638,678	638,678
Harambee Re 2019	12/20/2018	—	13,800
Herbie Re	10/19/2020	500,000	509,100
Limestone Re	1/3/2020	154,341	207,350
Limestone Re 2016-1	12/15/2016	990	600
Limestone Re 2016-1	12/15/2016	990	600
Limestone Re 2019-A	12/27/2018	15,143	—
Limestone Re 2019-B	12/15/2016	11,024	—
Lion Rock Re 2021	12/30/2020	250,000	255,025
Long Point Re III 2018	3/1/2019	750,252	751,125
Matterhorn Re	11/24/2020	500,000	500,200
Matterhorn Re	11/24/2020	1,500,000	1,500,300
Merion Re 2021-1	1/8/2021	216,019	218,963
Merion Re 2021-2	12/28/2020	2,000,000	2,019,569
Mystic Re IV Ltd.	12/15/2020	500,000	500,400
NCM Re 2019	12/27/2018	6,805	147,125
Northshore Re II	12/2/2020	1,000,000	1,000,500
Oakmont Re 2017	5/10/2017	—	7,350
Old Head Re 2021	1/11/2021	189,818	194,699
Pangaea Re 2019-1	1/9/2019	13,124	26,047
Pangaea Re 2020-1	1/21/2020	(750,000)	86,475
Pangaea Re 2020-1	1/19/2021	1,500,000	1,503,750
Residential Reinsurance 2020	10/30/2020	500,000	504,500
Resilience Re	2/8/2017	339	70
Sector Re V	12/21/2020	900,000	916,696
Sector Re V	4/29/2020	300,000	363,362
Sector Re V	12/4/2020	500,000	509,275
Sector Re V, Series 9, Class A	4/23/2019	200,000	85,861
Sector Re V, Series 9, Class C	12/4/2019	100,000	250,813
St. Andrews Re 2017-1	1/3/2017	67,748	67,800
St. Andrews Re 2017-4	3/31/2017	—	59,856
Sussex Re 2020-1	12/7/2020	1,250,000	1,250,000
Thopas Re 2019	12/21/2018	56,837	59,250
Thopas Re 2020	2/5/2020	—	7,300
Thopas Re 2021	12/30/2020	1,500,000	1,508,700
Versutus Re 2017	12/28/2016	99,361	20,850
Versutus Re 2019-B	12/24/2018	—	64,320
Viribus Re 2019	12/27/2018	—	61,500
Viribus Re 2020	3/12/2020	1,000,000	910,600
Vitality Re XI	1/31/2020	248,388	238,000
Walton Health Re 2019	7/18/2019	185,097	252,102
Woburn Re 2019	1/30/2019	181,207	202,025
Total Restricted Securities			$31,020,004
% of Net assets			2.3%

The accompanying notes are an integral part of these financial statements.
Pioneer Multi-Asset Income Fund | Semiannual Report | 1/31/21 39

Schedule of Investments | 1/31/21
(unaudited) (continued)

FUTURES CONTRACT
INDEX FUTURES CONTRACT

Number of
Contracts		Expiration	Notional	Market	Unrealized
Short	Description	Date	Amount	Value	(Depreciation)
1,006	S&P 500 E-MINI	3/19/21	$184,379,736	$186,374,075	$(1,994,339)
TOTAL FUTURES CONTRACT			$(184,379,736)	$(186,374,075)	$(1,994,339)

Principal amounts are denominated in U.S. dollars (“USD”) unless otherwise noted.

ARS	—	Argentine Peso
IDR	—	Indonesian Rupiah

Purchases and sales of securities (excluding temporary cash investments) for the six months ended January 31, 2021, aggregated $551,907,771 and $709,574,580, respectively.
The Fund is permitted to engage in purchase and sale transactions (“cross trades”) with certain funds and accounts for which the Adviser serves as the Fund’s investment adviser, as set forth in Rule 17a-7 under the Investment Company Act of 1940, pursuant to procedures adopted by the Board of Trustees. Under these procedures, cross trades are effected at current market prices. During the six months ended January 31, 2021, the Fund did not engage in any cross trade activity.
At January 31, 2021, the net unrealized appreciation on investments based on cost for federal tax purposes of $1,190,061,578 was as follows:

Aggregate gross unrealized appreciation for all investments in which
there is an excess of value over tax cost	$115,658,622
Aggregate gross unrealized depreciation for all investments in which
there is an excess of tax cost over value	(46,058,832)
Net unrealized appreciation	$69,599,790

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels below.
Level 1 – unadjusted quoted prices in active markets for identical securities.
Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.). See Notes to Financial Statements — Note 1A.
Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining fair value of investments). See Notes to Financial Statements — Note 1A.
The accompanying notes are an integral part of these financial statements.
40 Pioneer Multi-Asset Income Fund | Semiannual Report | 1/31/21

The following is a summary of the inputs used as of January 31, 2021, in valuing the Fund’s investments:

	Level 1	Level 2	Level 3	Total
Common Stocks
Food & Staples Retailing	$16,788,604	$8,460,592	$—	$25,249,196
All Other Common Stocks	704,565,478	—	—	704,565,478
Preferred Stock	700,420	—	—	700,420
Asset Backed Securities	—	1,900,100	—	1,900,100
Collateralized Mortgage
Obligations	—	61,249,295	—	61,249,295
Commercial Mortgage-Backed
Securities	—	3,328,190	—	3,328,190
Corporate Bonds	—	185,313,842	—	185,313,842
Foreign Government Bonds	—	43,770,856	—	43,770,856
Insurance-Linked Securities
Collateralized Reinsurance
Multiperil – U.S.	—	—	3,645,881	3,645,881
Multiperil – Worldwide	—	—	874,454	874,454
Windstorm – U.S. Regional	—	—	7,350	7,350
Reinsurance Sidecars
Multiperil – U.S.	—	—	715,248	715,248
Multiperil – Worldwide	—	—	15,167,536	15,167,536
All Other Insurance-Linked
Securities	—	10,609,535	—	10,609,535
Investment Company	12,086,452	—	—	12,086,452
Equity Linked Notes	—	191,797,909	—	191,797,909
Right/Warrant	—	4,511	—	4,511
Exchange-Traded Put
Option Purchased	415,625	—	—	415,625
Affiliated Closed-End Fund	253,829	—	—	253,829
Total Investments
in Securities	$734,810,408	$506,434,830	$20,410,469	$1,261,655,707
Other Financial Instruments
Net unrealized depreciation
on futures contracts	$(1,994,339)	$—	$—	$(1,994,339)
Total Other
Financial Instruments	$(1,994,339)	$—	$—	$(1,994,339)

The accompanying notes are an integral part of these financial statements.
Pioneer Multi-Asset Income Fund | Semiannual Report | 1/31/21 41

Schedule of Investments | 1/31/21
(unaudited) (continued)
The following is a reconciliation of assets valued using significant unobservable inputs (Level 3):

Insurance-
Linked
Securities
Balance as of 7/31/20	$15,006,494
Realized gain (loss)(1)	(263,460)
Changed in unrealized appreciation (depreciation)(2)	596,994
Accrued discounts/premiums	(24)
Purchases	13,947,821
Sales	(8,877,356)
Transfers in to Level 3*	—
Transfers out of Level 3*	—
Balance as of 1/31/21	$20,410,469

(1)     Realized gain (loss) on these securities is included in the realized gain (loss) from investments on the Statement of Operations.
(2)     Unrealized appreciation (depreciation) on these securities is included in the change in unrealized appreciation (depreciation) from investments on the Statement of Operations.
*      Transfers are calculated on the beginning of period value. For the six months ended January 31, 2021, there were no transfers in or out of Level 3.

Net change in unrealized appreciation (depreciation) of Level 3 investments still held
and considered Level 3 at January 31, 2021:	$783,964

The accompanying notes are an integral part of these financial statements.
42 Pioneer Multi-Asset Income Fund | Semiannual Report | 1/31/21

Statement of Assets and Liabilities | 1/31/21
(unaudited)

ASSETS:
Investments in unaffiliated issuers, at value (cost $1,179,257,397)	$1,261,401,878
Investments in affiliated issuers, at value (cost $253,083)	253,829
Cash	59,562,964
Foreign currencies, at value (cost $5,793,284)	5,890,811
Futures collateral	861,001
Due from broker for futures	14,212,353
Variation margin for futures contracts	3,722,200
Receivables —
Investment securities sold	14,944,967
Fund shares sold	1,523,115
Dividends	4,908,518
Interest	5,935,727
Other assets	65,681
Total assets	$1,373,283,044
LIABILITIES:
Payables —
Investment securities purchased	$6,436,219
Fund shares repurchased	4,880,383
Distributions	411,686
Trustees’ fees	5,437
Net unrealized depreciation on futures contracts	1,994,339
Reserve for repatriation taxes	760,341
Due to affiliates	191,730
Accrued expenses	367,495
Total liabilities	$15,047,630
NET ASSETS:
Paid-in capital	$1,538,085,589
Distributable earnings (loss)	(179,850,175)
Net assets	$1,358,235,414
NET ASSET VALUE PER SHARE:
No par value (unlimited number of shares authorized)
Class A (based on $317,148,840/28,922,359 shares)	$10.97
Class C (based on $296,467,693/27,132,144 shares)	$10.93
Class K (based on $132,248,022/11,706,693 shares)	$11.30
Class R (based on $1,600,221/145,569 shares)	$10.99
Class Y (based on $610,770,638/55,897,265 shares)	$10.93
MAXIMUM OFFERING PRICE PER SHARE:
Class A (based on $10.97 net asset value per share/100%-4.50%
maximum sales charge)	$11.49

The accompanying notes are an integral part of these financial statements.
Pioneer Multi-Asset Income Fund | Semiannual Report | 1/31/21 43

Statement of Operations (unaudited)
FOR THE SIX MONTHS ENDED 1/31/21

INVESTMENT INCOME:
Interest from unaffiliated issuers (net of foreign taxes
withheld $357,353)	$27,788,685
Dividends from unaffiliated issuers (net of foreign taxes
withheld $677,638)	16,706,344
Dividends from affiliated issuers	191,027
Total investment income		$44,686,056
EXPENSES:
Management fees	$3,287,507
Administrative expense	192,681
Transfer agent fees
Class A	72,156
Class C	100,063
Class K	102
Class R	2,639
Class Y	298,926
Distribution fees
Class A	393,218
Class C	1,534,692
Class R	3,836
Shareowner communications expense	34,385
Custodian fees	88,873
Registration fees	54,067
Professional fees	56,703
Printing expense	49,818
Pricing fees	2,753
Trustees’ fees	28,642
Insurance expense	837
Miscellaneous	51,655
Total expenses		$6,253,553
Less fees waived and expenses reimbursed by the Adviser		(93,956)
Net expenses		$6,159,597
Net investment income		$38,526,459
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain (loss) on:
Investments in unaffiliated issuers	$14,051,644
Investments in affiliated issuers	(52,131)
Forward foreign currency exchange contracts	670,175
Futures contracts	(16,990,935)
Other assets and liabilities denominated in
foreign currencies	1,110,715	$(1,210,532)
Change in net unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers (net of foreign capital
gains tax of $167,606)	$98,478,396
Investments in affiliated issuers	778,742
Forward foreign currency exchange contracts	(140,743)
Futures contracts	1,322,811
Other assets and liabilities denominated in
foreign currencies	(786,353)	$99,652,853
Net realized and unrealized gain (loss) on investments		$98,442,321
Net increase in net assets resulting from operations		$136,968,780

The accompanying notes are an integral part of these financial statements.
44 Pioneer Multi-Asset Income Fund | Semiannual Report | 1/31/21

Statements of Changes in Net Assets

	Six Months
	Ended	Year
	1/31/21	Ended
	(unaudited)	7/31/20
FROM OPERATIONS:
Net investment income (loss)	$38,526,459	$90,321,897
Net realized gain (loss) on investments	(1,210,532)	(91,499,853)
Change in net unrealized appreciation (depreciation)
on investments	99,652,853	(18,544,001)
Net increase (decrease) in net assets resulting
from operations	$136,968,780	$(19,721,957)
DISTRIBUTIONS TO SHAREOWNERS:
Class A ($0.29 and $0.64 per share, respectively)	$(8,561,678)	$(21,061,508)
Class C ($0.25 and $0.56 per share, respectively)	(7,124,598)	(19,400,160)
Class K ($0.31 and $0.69 per share, respectively)	(3,631,545)	(7,887,973)
Class R ($0.25 and $0.57 per share, respectively)	(35,839)	(89,191)
Class Y ($0.30 and $0.66 per share, respectively)	(16,894,598)	(44,672,048)
Total distributions to shareowners	$(36,248,258)	$(93,110,880)
FROM FUND SHARE TRANSACTIONS:
Net proceeds from sales of shares	$109,777,097	$314,652,956
Reinvestment of distributions	35,361,392	91,349,099
Cost of shares repurchased	(220,018,092)	(728,876,580)
Net decrease in net assets resulting
from Fund share transactions	$(74,879,603)	$(322,874,525)
Net increase (decrease) in net assets	$25,840,919	$(435,707,362)
NET ASSETS:
Beginning of period	$1,332,394,495	$1,768,101,857
End of period	$1,358,235,414	$1,332,394,495

The accompanying notes are an integral part of these financial statements.
Pioneer Multi-Asset Income Fund | Semiannual Report | 1/31/21 45

Statements of Changes in Net Assets
(continued)

	Six Months	Six Months
	Ended	Ended	Year	Year
	1/31/21	1/31/21	Ended	Ended
	Shares	Amounts	7/31/20	7/31/20
	(unaudited)	(unaudited)	Shares	Amount
Class A
Shares sold	2,412,815	$25,728,379	7,668,449	$79,765,265
Reinvestment of distributions	793,074	8,347,284	2,002,558	20,648,856
Less shares repurchased	(4,781,492)	(50,311,882)	(14,173,550)	(145,263,617)
Net decrease	(1,575,603)	$(16,236,219)	(4,502,543)	$(44,849,496)
Class C
Shares sold	789,055	$8,427,392	3,328,768	$35,335,764
Reinvestment of distributions	669,871	7,020,930	1,868,959	19,216,209
Less shares repurchased	(5,176,145)	(54,599,285)	(13,662,815)	(140,288,919)
Net decrease	(3,717,219)	$(39,150,963)	(8,465,088)	$(85,736,946)
Class K
Shares sold	153,700	$1,766,250	154,206	$1,538,830
Reinvestment of distributions	327,982	3,557,780	737,624	7,821,447
Less shares repurchased	(354,447)	(3,849,429)	(629,533)	(6,360,070)
Net increase	127,235	$1,474,601	262,297	$3,000,207
Class R
Shares sold	7,390	$77,723	168,738	$1,770,339
Reinvestment of distributions	3,354	35,397	8,324	86,230
Less shares repurchased	(9,497)	(97,620)	(109,829)	(1,157,078)
Net increase	1,247	$15,500	67,233	$699,491
Class Y
Shares sold	6,989,748	$73,777,353	18,853,035	$196,242,758
Reinvestment of distributions	1,563,059	16,400,001	4,228,360	43,576,357
Less shares repurchased	(10,575,642)	(111,159,876)	(43,225,023)	(435,806,896)
Net decrease	(2,022,835)	$(20,982,522)	(20,143,628)	$(195,987,781)

The accompanying notes are an integral part of these financial statements.
46 Pioneer Multi-Asset Income Fund | Semiannual Report | 1/31/21

Financial Highlights

	Six Months
	Ended		Year	Year	Year	Year	Year
	1/31/21		Ended	Ended	Ended	Ended	Ended
	(unaudited)		7/31/20	7/31/19	7/31/18	7/31/17	7/31/16*
Class A
Net asset value, beginning of period	$10.17		$10.79	$11.59	$11.69	$10.57	$11.15
Increase (decrease) from investment operations:
Net investment income (loss) (a)	$0.31		$0.62	$0.62	$0.68	$0.67	$0.62
Net realized and unrealized gain (loss) on investments	0.78		(0.60)	(0.80)	(0.05)	0.99	(0.57)
Net increase (decrease) from investment operations	$1.09		$0.02	$(0.18)	$0.63	$1.66	$0.05
Distributions to shareowners:
Net investment income	$(0.29)		$(0.64)	$(0.62)	$(0.73)	$(0.54)	$(0.63)
Total distributions	$(0.29)		$(0.64)	$(0.62)	$(0.73)	$(0.54)	$(0.63)
Net increase (decrease) in net asset value	$0.80		$(0.62)	$(0.80)	$(0.10)	$1.12	$(0.58)
Net asset value, end of period	$10.97		$10.17	$10.79	$11.59	$11.69	$10.57
Total return (b)	10.84	%(c)	0.28%	(1.56)%	5.41%	16.13%	0.81%
Ratio of net expenses to average net assets	0.85	%(d)	0.85%	0.85%	0.85%	0.85%	0.85%
Ratio of net investment income (loss) to average net assets	5.78	%(d)	6.01%	5.58%	5.77%	6.07%	5.99%
Portfolio turnover rate	44	%(c)	126%	108%	126%	131%	109%
Net assets, end of period (in thousands)	$317,149		$310,126	$377,722	$374,395	$238,281	$238,779
Ratios with no waiver of fees and assumption of expenses by
the Adviser and no reduction for fees paid indirectly:
Total expenses to average net assets	0.87	%(d)	0.89%	0.89%	0.87%	0.92%	0.94%
Net investment income (loss) to average net assets	5.76	%(d)	5.97%	5.54%	5.75%	6.00%	5.90%

*	The Fund was audited by an independent registered public accounting firm other than Ernst & Young LLP.
(a)	The per-share data presented above is based on the average shares outstanding for the period presented.
(b)
Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.

(c)	Not annualized.
(d)	Annualized.

The accompanying notes are an integral part of these financial statements.
Pioneer Multi-Asset Income Fund | Semiannual Report | 1/31/21 47

Financial Highlights (continued)

	Six Months
	Ended		Year	Year	Year	Year	Year
	1/31/21		Ended	Ended	Ended	Ended	Ended
	(unaudited)		7/31/20	7/31/19	7/31/18	7/31/17	7/31/16*
Class C
Net asset value, beginning of period	$10.13		$10.76	$11.56	$11.66	$10.55	$11.12
Increase (decrease) from investment operations:
Net investment income (loss) (a)	$0.26		$0.54	$0.53	$0.58	$0.57	$0.53
Net realized and unrealized gain (loss) on investments	0.79		(0.61)	(0.80)	(0.05)	0.99	(0.55)
Net increase (decrease) from investment operations	$1.05		$(0.07)	$(0.27)	$0.53	$1.56	$(0.02)
Distributions to shareowners:
Net investment income	$(0.25)		$(0.56)	$(0.53)	$(0.63)	$(0.45)	$(0.55)
Total distributions	$(0.25)		$(0.56)	$(0.53)	$(0.63)	$(0.45)	$(0.55)
Net increase (decrease) in net asset value	$0.80		$(0.63)	$(0.80)	$(0.10)	$1.11	$(0.57)
Net asset value, end of period	$10.93		$10.13	$10.76	$11.56	$11.66	$10.55
Total return (b)	10.43	%(c)	(0.62)%	(2.33)%	4.60%	15.12%	0.06%
Ratio of net expenses to average net assets	1.63	%(d)	1.65%	1.64%	1.62%	1.69%	1.69%
Ratio of net investment income (loss) to average net assets	4.99	%(d)	5.20%	4.78%	4.94%	5.24%	5.16%
Portfolio turnover rate	44	%(c)	126%	108%	126%	131%	109%
Net assets, end of period (in thousands)	$296,468		$312,559	$422,863	$439,179	$310,023	$304,609
Ratios with no waiver of fees and assumption of expenses by
the Adviser and no reduction for fees paid indirectly:
Total expenses to average net assets	1.64	%(d)	1.66%	1.65%	1.62%	1.69%	1.69%
Net investment income (loss) to average net assets	4.98	%(d)	5.19%	4.77%	4.94%	5.24%	5.16%

*	The Fund was audited by an independent registered public accounting firm other than Ernst & Young LLP.
(a)	The per-share data presented above is based on the average shares outstanding for the period presented.
(b)
Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.

(c)	Not annualized.
(d)	Annualized.

The accompanying notes are an integral part of these financial statements.
48 Pioneer Multi-Asset Income Fund | Semiannual Report | 1/31/21

	Six Months
	Ended		Year	Year	Year	Year	Year
	1/31/21		Ended	Ended	Ended	Ended	Ended
	(unaudited)		7/31/20	7/31/19	7/31/18	7/31/17	7/31/16*
Class K
Net asset value, beginning of period	$10.47		$11.12	$11.95	$11.85	$10.69	$11.15
Increase (decrease) from investment operations:
Net investment income (loss) (a)	$0.33		$0.67	$0.67	$0.90	$0.72	$0.57
Net realized and unrealized gain (loss) on investments	0.81		(0.63)	(0.83)	(0.03)	1.01	(0.37)
Net increase (decrease) from investment operations	$1.14		$0.04	$(0.16)	$0.87	$1.73	$0.20
Distributions to shareowners:
Net investment income	$(0.31)		$(0.69)	$(0.67)	$(0.77)	$(0.57)	$(0.66)
Total distributions	$(0.31)		$(0.69)	$(0.67)	$(0.77)	$(0.57)	$(0.66)
Net increase (decrease) in net asset value	$0.83		$(0.65)	$(0.83)	$0.10	$1.16	$(0.46)
Net asset value, end of period	$11.30		$10.47	$11.12	$11.95	$11.85	$10.69
Total return (b)	11.05	%(c)	0.44%	(1.32)%	7.51%	16.65%	2.20%
Ratio of net expenses to average net assets	0.56	%(d)	0.58%	0.56%	0.56%	0.63%	0.60%
Ratio of net investment income (loss) to average net assets	6.06	%(d)	6.30%	5.87%	7.47%	6.46%	5.51%
Portfolio turnover rate	44	%(c)	126%	108%	126%	131%	109%
Net assets, end of period (in thousands)	$132,248		$121,281	$125,831	$126,017	$558	$245
Ratios with no waiver of fees and assumption of expenses by
the Adviser and no reduction for fees paid indirectly:
Total expenses to average net assets	0.57	%(d)	0.58%	0.57%	0.56%	0.63%	0.60%
Net investment income (loss) to average net assets	6.05	%(d)	6.30%	5.86%	7.47%	6.46%	5.51%

*	The Fund was audited by an independent registered public accounting firm other than Ernst & Young LLP.
(a)	The per-share data presented above is based on the average shares outstanding for the period presented.
(b)
Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.

(c)	Not annualized.
(d)	Annualized.

The accompanying notes are an integral part of these financial statements.
Pioneer Multi-Asset Income Fund | Semiannual Report | 1/31/21 49

Financial Highlights (continued)

	Six Months
	Ended		Year	Year	Year	Year	Year
	1/31/21		Ended	Ended	Ended	Ended	Ended
	(unaudited)		7/31/20	7/31/19	7/31/18	7/31/17	7/31/16*
Class R
Net asset value, beginning of period	$10.19		$10.83	$11.64	$11.74	$10.62	$11.20
Increase (decrease) from investment operations:
Net investment income (loss) (a)	$0.27		$0.53	$0.55	$0.51	$0.64	$0.59
Net realized and unrealized gain (loss) on investments	0.78		(0.60)	(0.81)	0.06	0.97	(0.58)
Net increase (decrease) from investment operations	$1.05		$(0.07)	$(0.26)	$0.57	$1.61	$0.01
Distributions to shareowners:
Net investment income	$(0.25)		$(0.57)	$(0.55)	$(0.67)	$(0.49)	$(0.59)
Total distributions	$(0.25)		$(0.57)	$(0.55)	$(0.67)	$(0.49)	$(0.59)
Net increase (decrease) in net asset value	$0.80		$(0.64)	$(0.81)	$(0.10)	$1.12	$(0.58)
Net asset value, end of period	$10.99		$10.19	$10.83	$11.64	$11.74	$10.62
Total return (b)	10.40	%(c)	(0.57)%	(2.22)%	4.89%	15.53%	0.41%
Ratio of net expenses to average net assets	1.49	%(d)	1.63%	1.57%	1.37%	1.37%	1.37%
Ratio of net investment income (loss) to average net assets	5.14	%(d)	5.13%	4.92%	4.33%	5.74%	5.68%
Portfolio turnover rate	44	%(c)	126%	108%	126%	131%	109%
Net assets, end of period (in thousands)	$1,600		$1,470	$835	$554	$1,751	$1,225
Ratios with no waiver of fees and assumption of expenses by
the Adviser and no reduction for fees paid indirectly:
Total expenses to average net assets	1.49	%(d)	1.63%	1.59%	1.37%	1.37%	1.37%
Net investment income (loss) to average net assets	5.14	%(d)	5.13%	4.90%	4.33%	5.74%	5.68%

*	The Fund was audited by an independent registered public accounting firm other than Ernst & Young LLP.
(a)	The per-share data presented above is based on the average shares outstanding for the period presented.
(b)
Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.

(c)	Not annualized.
(d)	Annualized.

The accompanying notes are an integral part of these financial statements.
50 Pioneer Multi-Asset Income Fund | Semiannual Report | 1/31/21

	Six Months
	Ended		Year	Year	Year	Year	Year
	1/31/21		Ended	Ended	Ended	Ended	Ended
	(unaudited)		7/31/20	7/31/19	7/31/18	7/31/17	7/31/16*
Class Y
Net asset value, beginning of period	$10.13		$10.77	$11.57	$11.67	$10.56	$11.14
Increase (decrease) from investment operations:
Net investment income (loss) (a)	$0.32		$0.64	$0.64	$0.71	$0.70	$0.63
Net realized and unrealized gain (loss) on investments	0.78		(0.62)	(0.80)	(0.06)	0.97	(0.56)
Net increase (decrease) from investment operations	$1.10		$0.02	$(0.16)	$0.65	$1.67	$0.07
Distributions to shareowners:
Net investment income	$(0.30)		$(0.66)	$(0.64)	$(0.75)	$(0.56)	$(0.65)
Total distributions	$(0.30)		$(0.66)	$(0.64)	$(0.75)	$(0.56)	$(0.65)
Net increase (decrease) in net asset value	$0.80		$(0.64)	$(0.80)	$(0.10)	$1.11	$(0.58)
Net asset value, end of period	$10.93		$10.13	$10.77	$11.57	$11.67	$10.56
Total return (b)	10.98	%(c)	0.27%	(1.36)%	5.64%	16.27%	1.00%
Ratio of net expenses to average net assets	0.65	%(d)	0.65%	0.65%	0.65%	0.65%	0.65%
Ratio of net investment income (loss) to average net assets	5.97	%(d)	6.20%	5.83%	6.03%	6.38%	6.10%
Portfolio turnover rate	44	%(c)	126%	108%	126%	131%	109%
Net assets, end of period (in thousands)	$610,771		$586,958	$840,851	$637,945	$319,117	$202,134
Ratios with no waiver of fees and assumption of expenses by
the Adviser and no reduction for fees paid indirectly:
Total expenses to average net assets	0.67	%(d)	0.68%	0.68%	0.66%	0.72%	0.72%
Net investment income (loss) to average net assets	5.95	%(d)	6.17%	5.80%	6.02%	6.31%	6.04%

*	The Fund was audited by an independent registered public accounting firm other than Ernst & Young LLP.
(a)	The per-share data presented above is based on the average shares outstanding for the period presented.
(b)	Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.
(c)	Not annualized.
(d)	Annualized.

The accompanying notes are an integral part of these financial statements.
Pioneer Multi-Asset Income Fund | Semiannual Report | 1/31/21 51

Notes to Financial Statements | 1/31/21
(unaudited)
1. Organization and Significant Accounting Policies
Pioneer Multi-Asset Income Fund (the “Fund”) is one of two portfolios comprising Pioneer Series Trust IV (the “Trust”), a Delaware statutory trust. The Fund is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The investment objective of the Fund is to seek a high level of current income to the extent consistent with a relatively high level of stability of principal.
The Fund offers five classes of shares designated as Class A, Class C, Class K, Class R and Class Y shares. Each class of shares represents an interest in the same portfolio of investments of the Fund and has identical rights (based on relative net asset values) to assets and liquidation proceeds. Share classes can bear different rates of class-specific fees and expenses, such as transfer agent and distribution fees. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different dividends from net investment income earned by each class. The Amended and Restated Declaration of Trust of the Fund gives the Board of Trustees the flexibility to specify either per-share voting or dollar-weighted voting when submitting matters for shareowner approval. Under per-share voting, each share of a class of the Fund is entitled to one vote. Under dollar-weighted voting, a shareowner’s voting power is determined not by the number of shares owned, but by the dollar value of the shares on the record date. Each share class has exclusive voting rights with respect to matters affecting only that class, including with respect to the distribution plan for that class. There is no distribution plan for Class K and Class Y shares.
Amundi Asset Management US, Inc., an indirect, wholly owned subsidiary of Amundi and Amundi’s wholly owned subsidiary, Amundi USA, Inc., serves as the Fund’s investment adviser (the “Adviser”). Prior to January 1, 2021, the Adviser was named Amundi Pioneer Asset Management, Inc. Amundi Distributor US, Inc., an affiliate of Amundi Asset Management, Inc., serves as the Fund’s distributor (the “Distributor”).
In August 2018, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update 2018-13 “Disclosure Framework - Changes to the Disclosure Requirements for Fair Value Measurement” (“ASU 2018-13”) which modifies disclosure requirements for fair value measurements, principally for Level 3 securities and transfers between levels of the fair value hierarchy. ASU 2018-13 is effective for fiscal years beginning after December 15, 2019 and for interim periods within those fiscal years. The
52 Pioneer Multi-Asset Income Fund | Semiannual Report | 1/31/21

Fund has adopted ASU 2018-13 for the six months ended January 31, 2021. The impact to the Fund’s adoption was limited to changes in the Fund’s disclosures regarding fair value, primarily those disclosures related to transfers between levels of the fair value hierarchy and disclosure of the range and weighted average used to develop significant unobservable inputs for Level 3 fair value investments, when applicable.
In March 2020, FASB issued an Accounting Standard Update, ASU 2020-04, Reference Rate Reform (Topic 848) — Facilitation of the Effects of Reference Rate Reform on Financial Reporting (“ASU 2020-04”), which provides optional, temporary relief with respect to the financial reporting of contracts subject to certain types of modifications due to the planned discontinuation of the London Interbank Offered Rate (“LIBOR”) and other LIBOR-based reference rates at the end of 2021. The temporary relief provided by ASU 2020-04 is effective for certain reference rate-related contract modifications that occur during the period from March 12, 2020 through December 31, 2022. Management is evaluating the impact of ASU 2020-04 on the Fund’s investments, derivatives, debt and other contracts that will undergo reference rate-related modifications as a result of the reference rate reform.
The Fund is an investment company and follows investment company accounting and reporting guidance under U.S. Generally Accepted Accounting Principles (“U.S. GAAP”). U.S. GAAP requires the management of the Fund to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income, expenses and gain or loss on investments during the reporting period. Actual results could differ from those estimates.
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements:
A. Security Valuation
The net asset value of the Fund is computed once daily, on each day the New York Stock Exchange (“NYSE”) is open, as of the close of regular trading on the NYSE.
Equity securities that have traded on an exchange are valued by using the last sale price on the principal exchange where they are traded. Equity securities that have not traded on the date of valuation, or securities for which sale prices are not available, generally are valued using the mean between the last bid and asked prices or, if both last bid and asked prices are not available, at the last quoted bid price. Last sale and bid and asked prices are provided by independent third party pricing services. In the case
Pioneer Multi-Asset Income Fund | Semiannual Report | 1/31/21 53

of equity securities not traded on an exchange, prices are typically determined by independent third party pricing services using a variety of techniques and methods.
The value of foreign securities is translated into U.S. dollars based on foreign currency exchange rate quotations supplied by a third party pricing source. Trading in non-U.S. equity securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund’s shares are determined as of such times. The Fund may use a fair value model developed by an independent pricing service to value non-U.S. equity securities.
Loan interests are valued in accordance with guidelines established by the Board of Trustees at the mean between the last available bid and asked prices from one or more brokers or dealers as obtained from Loan Pricing Corporation, an independent third party pricing service. If price information is not available from Loan Pricing Corporation, or if the price information is deemed to be unreliable, price information will be obtained from an alternative loan interest pricing service. If no reliable price quotes are available from either the primary or alternative pricing service, broker quotes will be solicited.
Equity-linked notes and fixed-income securities are valued by using prices supplied by independent pricing services, which consider such factors as market prices, market events, quotations from one or more brokers, Treasury spreads, yields, maturities and ratings, or may use a pricing matrix or other fair value methods or techniques to provide an estimated value of the security or instrument. A pricing matrix is a means of valuing a debt security on the basis of current market prices for other debt securities, historical trading patterns in the market for fixed-income securities and/or other factors. Non-U.S. debt securities that are listed on an exchange will be valued at the bid price obtained from an independent third party pricing service. When independent third party pricing services are unable to supply prices, or when prices or market quotations are considered to be unreliable, the value of that security may be determined using quotations from one or more broker-dealers.
Event-linked bonds are valued at the bid price obtained from an independent third party pricing service. Other insurance-linked securities (including reinsurance sidecars, collateralized reinsurance and industry loss warranties) may be valued at the bid price obtained from an independent pricing service, or through a third party using a pricing matrix, insurance industry valuation models, or other fair value methods or techniques to provide an estimated value of the instrument.
54 Pioneer Multi-Asset Income Fund | Semiannual Report | 1/31/21

Options contracts are generally valued at the mean between the last bid and ask prices on the principal exchange where they are traded. Over-the-counter (“OTC”) options and options on swaps (“swaptions”) are valued using prices supplied by independent pricing services, which consider such factors as market prices, market events, quotations from one or more brokers, Treasury spreads, yields, maturities and ratings, or may use a pricing matrix or other fair value methods or techniques to provide an estimated value of the security or instrument.
Forward foreign currency exchange contracts are valued daily using the foreign exchange rate or, for longer term forward contract positions, the spot currency rate and the forward points on a daily basis, in each case provided by a third party pricing service. Contracts whose forward settlement date falls between two quoted days are valued by interpolation.
Futures contracts are generally valued at the closing settlement price established by the exchange on which they are traded.
Swap contracts, including interest rate swaps, caps and floors (other than centrally cleared swap contracts), are valued at the dealer quotations obtained from reputable International Swap Dealers Association members. Centrally cleared swaps are valued at the daily settlement price provided by the central clearing counterparty.
Shares of open-end registered investment companies (including money market mutual funds) are valued at such funds’ net asset value.
Shares of exchange-listed closed-end funds are valued by using the last sale price on the principal exchange where they are traded. Shares of closed-end interval funds that offer their shares at net asset value are valued at such funds’ net asset value.
Repurchase agreements are valued at par. Cash may include overnight time deposits at approved financial institutions.
Securities or loan interests for which independent pricing services or broker-dealers are unable to supply prices or for which market prices and/or quotations are not readily available or are considered to be unreliable are valued by a fair valuation team comprised of certain personnel of the Adviser pursuant to procedures adopted by the Fund’s Board of Trustees. The Adviser’s fair valuation team uses fair value methods approved by the Valuation Committee of the Board of Trustees. The Adviser’s fair valuation team is responsible for monitoring developments that may impact fair valued securities and for discussing and assessing fair values on an ongoing basis, and at least quarterly, with the Valuation Committee of the Board of Trustees.
Pioneer Multi-Asset Income Fund | Semiannual Report | 1/31/21 55

Inputs used when applying fair value methods to value a security may include credit ratings, the financial condition of the company, current market conditions and comparable securities. The Fund may use fair value methods if it is determined that a significant event has occurred after the close of the exchange or market on which the security trades and prior to the determination of the Fund’s net asset value. Examples of a significant event might include political or economic news, corporate restructurings, natural disasters, terrorist activity or trading halts. Thus, the valuation of the Fund’s securities may differ significantly from exchange prices, and such differences could be material.
At January 31, 2021, no securities were valued using fair value methods (other than securities valued using prices supplied by independent pricing services, broker-dealers or using a third party insurance industry pricing model).
B. Investment Income and Transactions
Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Fund becomes aware of the ex-dividend data in the exercise of reasonable diligence.
Interest income, including interest on income-bearing cash accounts, is recorded on the accrual basis. Dividend and interest income are reported net of unrecoverable foreign taxes withheld at the applicable country rates and net of income accrued on defaulted securities.
Interest and dividend income payable by delivery of additional shares is reclassified as PIK (payment-in-kind) income upon receipt and is included in interest and dividend income, respectively.
Principal amounts of mortgage-backed securities are adjusted for monthly paydowns. Premiums and discounts related to certain mortgage-backed securities are amortized or accreted in proportion to the monthly paydowns. All discounts/premiums on purchase prices of debt securities are accreted/amortized for financial reporting purposes over the life of the respective securities, and such accretion/amortization is included in interest income.
Security transactions are recorded as of trade date. Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes.
56 Pioneer Multi-Asset Income Fund | Semiannual Report | 1/31/21

C. Foreign Currency Translation
The books and records of the Fund are maintained in U.S. dollars. Amounts denominated in foreign currencies are translated into U.S. dollars using current exchange rates.
Net realized gains and losses on foreign currency transactions, if any, represent, among other things, the net realized gains and losses on foreign currency exchange contracts, disposition of foreign currencies and the difference between the amount of income accrued and the U.S. dollars actually received. Further, the effects of changes in foreign currency exchange rates on investments are not segregated on the Statement of Operations from the effects of changes in the market prices of those securities, but are included with the net realized and unrealized gain or loss on investments.
D. Federal Income Taxes
It is the Fund’s policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net taxable income and net realized capital gains, if any, to its shareowners. Therefore, no provision for federal income taxes is required. As of July 31, 2020, the Fund did not accrue any interest or penalties with respect to uncertain tax positions, which, if applicable, would be recorded as an income tax expense on the Statement of Operations. Tax returns filed within the prior three years remain subject to examination by federal and state tax authorities.
In determining the daily net asset value, the Fund estimates the reserve for the repatriation of taxes, if any, associated with its investments in certain countries. The estimated reserve for capital gains is based on the net unrealized appreciation on certain portfolio securities, the holding period of such securities and the related tax rates, tax loss carryforwards (if applicable) and other such factors. As of July 31, 2020, the Fund had accrued $592,736 in reserve for repatriation taxes related to capital gains.
A portion of the dividend income recorded by the Fund is from distributions by publicly traded Real Estate Investment Trusts (“REITs”), and such distributions for tax purposes may also consist of capital gains and return of capital. The actual return of capital and capital gains portions of such distributions will be determined by formal notifications from the REITs subsequent to the calendar year-end. Distributions received from the REITs that are determined to be a return of capital are recorded by the Fund as a reduction of the cost basis of the securities held and those determined to be capital gain are reflected as such on the Statement of Operations.
Pioneer Multi-Asset Income Fund | Semiannual Report | 1/31/21 57

The amount and character of income and capital gain distributions to shareowners are determined in accordance with federal income tax rules, which may differ from U.S. GAAP. Distributions in excess of net investment income or net realized gains are temporary over distributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes. Capital accounts within the financial statements are adjusted for permanent book/tax differences to reflect tax character, but are not adjusted for temporary differences.
The tax character of current year distributions payable will be determined at the end of the current taxable year. The tax character of distributions paid during the year ended July 31, 2020 was as follows:

2020
Distributions paid from:
Ordinary income	$92,499,267
Distribution in Excess	611,613
Total	$93,110,880

The following shows the components of distributable earnings (losses) on a federal income tax basis at July 31, 2020:

2020
Distributable earnings/(loss):
Capital loss carryforward	$(249,956,236)
Current year dividend payable	(38,208)
Net unrealized depreciation	(30,576,253)
Total	$(280,570,697)

The difference between book-basis and tax-basis net unrealized appreciation is attributable to the tax deferral of losses on wash sales, adjustments relating to catastrophe bonds and PFIC’s, the mark to market of forward foreign currency contracts and futures contracts, interest on defaulted bonds, tax basis adjustments on Real Estate Investment Trust (“REIT”), partnerships and other holdings.
E. Fund Shares
The Fund records sales and repurchases of its shares as of trade date. The Distributor earned $29,321 in underwriting commissions on the sale of Class A shares during the six months ended January 31, 2021.
F. Class Allocations
Income, common expenses and realized and unrealized gains and losses are calculated at the fund level and allocated daily to each class of shares based on its respective percentage of adjusted net assets at the beginning of the day.
58 Pioneer Multi-Asset Income Fund | Semiannual Report | 1/31/21

Distribution fees are calculated based on the average daily net asset value attributable to Class A, Class C and Class R shares of the Fund, respectively (see Note 5). Class K and Class Y shares do not pay distribution fees. All expenses and fees paid to the Fund’s transfer agent for its services are allocated among the classes of shares based on the number of accounts in each class and the ratable allocation of related out-of-pocket expenses (see Note 4).
The Fund declares as daily dividends substantially all of its net investment income. All dividends are paid on a monthly basis. Short-term capital gain distributions, if any, may be declared with the daily dividends. Distributions to shareowners are recorded as of the ex-dividend date. Distributions paid by the Fund with respect to each class of shares are calculated in the same manner and at the same time, except that net investment income dividends to Class A, Class C, Class K, Class R and Class Y shares can reflect different transfer agent and distribution expense rates.
G. Risks
The value of securities held by the Fund may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic, political or regulatory conditions, recessions, the spread of infectious illness or other public health issues, inflation, changes in interest rates, lack of liquidity in the bond markets or adverse investor sentiment. In the past several years, financial markets have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty. These conditions may continue, recur, worsen or spread.
At times, the Fund’s investments may represent industries or industry sectors that are interrelated or have common risks, making the Fund more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors. The Fund’s investments in foreign markets and countries with limited developing markets may subject the Fund to a greater degree of risk than investments in a developed market. These risks include disruptive political or economic conditions and the imposition of adverse governmental laws or currency exchange restrictions.
The Fund invests in below-investment-grade (high-yield) debt securities and preferred stocks. Some of these high-yield securities may be convertible into equity securities of the issuer. Debt securities rated below-investment-grade are commonly referred to as “junk bonds” and are considered speculative. These securities involve greater risk of loss, are subject to greater price volatility, and are less liquid, especially during periods of economic uncertainty or change, than higher rated debt securities.
Pioneer Multi-Asset Income Fund | Semiannual Report | 1/31/21 59

The Fund’s investments, payment obligations and financing terms may be based on floating rates, such as LIBOR (London Interbank Offered Rate). Plans are underway to phase out the use of LIBOR by the end of 2021. The administrator of LIBOR recently announced a possible delay in the phase out of a majority of the U.S. dollar LIBOR publications until mid-2023, with the remainder of the LIBOR publications to end at the end of 2021. There remains uncertainty regarding the nature of any replacement rate and the impact of the transition from LIBOR on the fund, issuers of instruments in which the fund invests, and financial markets generally.
With the increased use of technologies such as the Internet to conduct business, the Fund is susceptible to operational, information security and related risks. While the Fund’s Adviser has established business continuity plans in the event of, and risk management systems to prevent, limit or mitigate, such cyber-attacks, there are inherent limitations in such plans and systems, including the possibility that certain risks have not been identified. Furthermore, the Fund cannot control the cybersecurity plans and systems put in place by service providers to the Fund such as Brown Brothers Harriman & Co., the Fund’s custodian and accounting agent, and DST Asset Manager Solutions, Inc., the Fund’s transfer agent. In addition, many beneficial owners of Fund shares hold them through accounts at broker-dealers, retirement platforms and other financial market participants over which neither the Fund nor the Adviser exercises control. Each of these may in turn rely on service providers to them, which are also subject to the risk of cyber-attacks. Cybersecurity failures or breaches at the Adviser or the Fund’s service providers or intermediaries have the ability to cause disruptions and impact business operations, potentially resulting in financial losses, interference with the Fund’s ability to calculate its net asset value, impediments to trading, the inability of Fund shareowners to effect share purchases, redemptions or exchanges or receive distributions, loss of or unauthorized access to private shareowner information and violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, or additional compliance costs. Such costs and losses may not be covered under any insurance. In addition, maintaining vigilance against cyber-attacks may involve substantial costs over time, and system enhancements may themselves be subject to cyber-attacks.
COVID-19
The respiratory illness COVID-19 caused by a novel coronavirus has resulted in a global pandemic and major disruption to economies and markets around the world, including the United States. Global financial markets have experienced extreme volatility and severe losses, and trading in many
60 Pioneer Multi-Asset Income Fund | Semiannual Report | 1/31/21

instruments has been disrupted. Liquidity for many instruments has been greatly reduced for periods of time. Some interest rates are very low and in some cases yields are negative. Some sectors of the economy and individual issuers have experienced particularly large losses. These circumstances may continue for an extended period of time, and may continue to affect adversely the value and liquidity of the Fund’s investments. The ultimate economic fallout from the pandemic, and the long-term impact on economies, markets, industries and individual issuers, are not known. Governments and central banks, including the Federal Reserve in the U.S., have taken extraordinary and unprecedented actions to support local and global economies and the financial markets. These actions have resulted in significant expansion of public debt, including in the U.S. The impact of these measures, and whether they will be effective to mitigate the economic and market disruption, will not be known for some time. The consequences of high public debt, including its future impact on the economy and securities markets, likewise may not be known for some time.
The Fund’s prospectus contains unaudited information regarding the Fund’s principal risks. Please refer to that document when considering the Fund’s principal risks.
H. Restricted Securities
Restricted Securities are subject to legal or contractual restrictions on resale. Restricted securities generally are resold in transactions exempt from registration under the Securities Act of 1933. Private placement securities are generally considered to be restricted except for those securities traded between qualified institutional investors under the provisions of Rule 144A of the Securities Act of 1933.
Disposal of restricted investments may involve negotiations and expenses, and prompt sale at an acceptable price may be difficult to achieve. Restricted investments held by the Fund at January 31, 2021 are listed in the Schedule of Investments.
I. Insurance-Linked Securities (“ILS”)
The Fund invests in ILS. The Fund could lose a portion or all of the principal it has invested in an ILS, and the right to additional interest or dividend payments with respect to the security, upon the occurrence of one or more trigger events, as defined within the terms of an insurance-linked security. Trigger events, generally, are hurricanes, earthquakes, or other natural events of a specific size or magnitude that occur in a designated geographic region during a specified time period, and/or that involve losses or other metrics that exceed a specific amount. There is no way to accurately predict
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whether a trigger event will occur, and accordingly, ILS carry significant risk. The Fund is entitled to receive principal, and interest and/or dividend payments so long as no trigger event occurs of the description and magnitude specified by the instrument. In addition to the specified trigger events, ILS may expose the Fund to other risks, including but not limited to issuer (credit) default, adverse regulatory or jurisdictional interpretations and adverse tax consequences.
The Fund’s investments in ILS may include event-linked bonds. ILS also may include special purpose vehicles (“SPVs”) or similar instruments structured to comprise a portion of a reinsurer’s catastrophe-oriented business, known as quota share instruments (sometimes referred to as reinsurance sidecars), or to provide reinsurance relating to specific risks to insurance or reinsurance companies through a collateralized instrument, known as collateralized reinsurance. Structured reinsurance investments also may include industry loss warranties (“ILWs”). A traditional ILW takes the form of a bilateral reinsurance contract, but there are also products that take the form of derivatives, collateralized structures, or exchange-traded instruments.
Where the ILS are based on the performance of underlying reinsurance contracts, the Fund has limited transparency into the individual underlying contracts, and therefore must rely upon the risk assessment and sound underwriting practices of the issuer. Accordingly, it may be more difficult for the Adviser to fully evaluate the underlying risk profile of the Fund’s structured reinsurance investments, and therefore the Fund’s assets are placed at greater risk of loss than if the Adviser had more complete information. Structured reinsurance instruments generally will be considered illiquid securities by the Fund. These securities may be difficult to purchase, sell or unwind. Illiquid securities also may be difficult to value. If the Fund is forced to sell an illiquid asset, the Fund may be forced to sell at a loss.
J. Repurchase Agreements
Repurchase agreements are arrangements under which the Fund purchases securities from a broker-dealer or a bank, called the counterparty, upon the agreement of the counterparty to repurchase the securities from the Fund at a later date, and at a specific price, which is typically higher than the purchase price paid by the Fund. The securities purchased serve as the Fund’s collateral for the obligation of the counterparty to repurchase the securities. The value of the collateral, including accrued interest, is required
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to be equal to or in excess of the repurchase price. The collateral for all repurchase agreements is held in safekeeping in the customer-only account of the Fund’s custodian or a sub-custodian of the Fund. The Adviser is responsible for determining that the value of the collateral remains at least equal to the repurchase price. In the event of a default by the counterparty, the Fund is entitled to sell the securities, but the Fund may not be able to sell them for the price at which they were purchased, thus causing a loss to the Fund. Additionally, if the counterparty becomes insolvent, there is some risk that the Fund will not have a right to the securities, or the immediate right to sell the securities.
Open repurchase agreements at January 31, 2021, if any, are disclosed in the Schedule of Investments.
K. Purchased Options
The Fund may purchase put and call options to seek to increase total return. Purchased call and put options entitle the Fund to buy and sell a specified number of shares or units of a particular security, currency or index at a specified price at a specific date or within a specific period of time. Upon the purchase of a call or put option, the premium paid by the Fund is included on the Statement of Assets and Liabilities as an investment. All premiums are marked-to-market daily, and any unrealized appreciation or depreciation is recorded on the Fund’s Statement of Operations. As the purchaser of an index option, the Fund has the right to receive a cash payment equal to any depreciation in the value of the index below the strike price of the option (in the case of a put) or equal to any appreciation in the value of the index over the strike price of the option (in the case of a call) as of the valuation date of the option. Premiums paid for purchased call and put options which have expired are treated as realized losses on investments on the Statement of Operations. Upon the exercise or closing of a purchased put option, the premium is offset against the proceeds on the sale of the underlying security or financial instrument in order to determine the realized gain or loss on investments. Upon the exercise or closing of a purchased call option, the premium is added to the cost of the security or financial instrument. The risk associated with purchasing options is limited to the premium originally paid.
The average market value of purchased options contracts open during the six months ended January 31, 2021, was $807,325. Open purchased options at January 31, 2021, are listed in the Schedule of Investments.
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L. Forward Foreign Currency Exchange Contracts
The Fund may enter into forward foreign currency exchange contracts (“contracts”) for the purchase or sale of a specific foreign currency at a fixed price on a future date. All contracts are marked-to-market daily at the applicable exchange rates, and any resulting unrealized appreciation or depreciation is recorded in the Fund’s financial statements. The Fund records realized gains and losses at the time a contract is offset by entry into a closing transaction or extinguished by delivery of the currency. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of the contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar (see Note 8).
During the six months ended January 31, 2021, the Fund had entered into various forward foreign currency exchange contracts that obligated the Fund to deliver or take delivery of currencies at specified future maturity dates. Alternatively, prior to the settlement date of a forward foreign currency exchange contract, the Fund may close out such contract by entering into an offsetting contract.
The average market value of forward foreign currency exchange contracts open during the six months ended January 31, 2021, was $2,659,966. There were no open forward foreign currency exchange contracts at January 31, 2021.
M. Futures Contracts
The Fund may enter into futures transactions in order to attempt to hedge against changes in interest rates, securities prices and currency exchange rates or to seek to increase total return. Futures contracts are types of derivatives. All futures contracts entered into by the Fund are traded on a futures exchange. Upon entering into a futures contract, the Fund is required to deposit with a broker an amount of cash or securities equal to the minimum “initial margin” requirements of the associated futures exchange. The amount of cash deposited with the broker as collateral at January 31, 2021, is recorded as “Futures collateral” on the Statement of Assets and Liabilities.
Subsequent payments for futures contracts (“variation margin”) are paid or received by the Fund, depending on the daily fluctuation in the value of the contracts, and are recorded by the Fund as unrealized appreciation or depreciation. Cash received from or paid to the broker related to previous margin movement is held in a segregated account at the broker and is recorded as either “Due from broker for futures” or “Due to broker for futures” on the Statement of Assets and Liabilities. When the contract is
64 Pioneer Multi-Asset Income Fund | Semiannual Report | 1/31/21

closed, the Fund realizes a gain or loss equal to the difference between the opening and closing value of the contract as well as any fluctuation in foreign currency exchange rates where applicable. Futures contracts are subject to market risk, interest rate risk and currency exchange rate risk. Changes in value of the contracts may not directly correlate to the changes in value of the underlying securities. With futures, there is reduced counterparty credit risk to the Fund since futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures against default.
The average market value of futures contracts open during the six months ended January 31, 2021, was $(100,102,850). Open futures contracts outstanding at January 31, 2021, are listed in the Schedule of Investments.
K. Equity-Linked Notes
Equity-linked notes seek to generate income and provide exposure to the performance of an underlying security, group of securities or exchange-traded funds (the “underlying reference instrument”). In an equity-linked note, the Fund purchases a note from a bank or broker-dealer and in return, the issuer provides for interest payments during the term of the note. At maturity or when the security is sold, the Fund will either settle by taking physical delivery of the underlying reference instrument or by receipt of a cash settlement amount equal to the value of the note at termination or maturity. The use of equity-linked notes involves the risk that the value of the note changes unfavorably due to movements in the value of the underlying reference instrument. Equity-linked notes are considered general unsecured contractual obligations of the bank or broker-dealer. The Fund must rely on the creditworthiness of the issuer for its investment returns.
2. Management Agreement
The Adviser manages the Fund’s portfolio. Management fees are calculated daily and paid monthly at the annual rate of 0.50% of the Fund’s average daily net assets up to $1 billion, 0.45% of the next $4 billion of the Fund’s average daily net assets, and 0.40% of the Fund’s average daily net assets over $5 billion. For the six months ended January 31, 2021, the effective management fee was equivalent to 0.49% (excluding waivers and/or assumption of expenses) of the Fund’s average daily net assets.
The Adviser has agreed to waive its management fee with respect to any portion of the Fund’s assets invested in Pioneer Floating Rate Trust, an affiliated fund managed by the Adviser. For the six months ended
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January 31, 2021, the Adviser waived $17,125 in management fees with respect to the Fund, which is reflected on the Statement of Operations as an expense waiver.
The Adviser has contractually agreed to limit ordinary operating expenses (ordinary operating expenses means all fund expenses other than extraordinary expenses, such as litigation, taxes, brokerage commissions and acquired fund fees and expenses) of the Fund to the extent required to reduce Fund expenses to 0.85% and 0.65% of the average daily net assets attributable to Class A and Class Y shares, respectively. These expense limitations are in effect through December 1, 2021 for Class A shares and Class Y shares. There can be no assurance that the Adviser will extend the expense limitation agreement for a class of shares beyond the date referred to above.
In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Fund as administrative reimbursements. Included in “Due to affiliates” reflected on the Statement of Assets and Liabilities is $93,664 in management fees, administrative costs and certain other reimbursements payable to the Adviser at January 31, 2021.
3. Compensation of Trustees and Officers
The Fund pays an annual fee to its Trustees. The Adviser reimburses the Fund for fees paid to the Interested Trustees. The Fund does not pay any salary or other compensation to its officers. For the six months ended January 31, 2021, the Fund paid $28,642 in Trustees’ compensation, which is reflected on the Statement of Operations as Trustees’ fees. At January 31, 2021, the Fund had a payable for Trustees’ fees on its Statement of Assets and Liabilities of $5,437.
4. Transfer Agent
DST Asset Manager Solutions, Inc. serves as the transfer agent to the Fund at negotiated rates. Transfer agent fees and payables shown on the Statement of Operations and the Statement of Assets and Liabilities, respectively, include sub-transfer agent expenses incurred through the Fund’s omnibus relationship contracts.
In addition, the Fund reimbursed the transfer agent for out-of-pocket expenses incurred by the transfer agent related to shareowner communications activities such as proxy and statement mailings, and outgoing phone calls. For the six months ended January 31, 2021, such out-of-pocket expenses by class of shares were as follows:
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Shareowner Communications:
Class A	$13,661
Class C	8,083
Class R	671
Class Y	11,970
Total	$34,385

5. Distribution and Service Plans
The Fund has adopted a distribution plan (the “Plan”) pursuant to Rule 12b-1 of the Investment Company Act of 1940 with respect to its Class A, Class C and Class R shares (the “Plan”). Pursuant to the Plan, the Fund pays the Distributor 0.25% of the average daily net assets attributable to Class A shares as compensation for personal services and/or account maintenance services or distribution services with regard to Class A shares. Pursuant to the Plan, the Fund also pays the Distributor 1.00% of the average daily net assets attributable to Class C shares. The fee for Class C shares consists of a 0.25% service fee and a 0.75% distribution fee paid as compensation for personal services and/or account maintenance services or distribution services with regard to Class C shares. Pursuant to the Plan, the Fund further pays the Distributor 0.50% of the average daily net assets attributable to Class R shares for distribution services. Included in “Due to affiliates” reflected on the Statement of Assets and Liabilities is $51,955 in distribution fees payable to the Distributor at January 31, 2021.
The Fund also has adopted a separate service plan for Class R shares (the “Service Plan”). The Service Plan authorizes the Fund to pay securities dealers, plan administrators or other service organizations that agree to provide certain services to retirement plans or plan participants holding shares of the Fund a service fee of up to 0.25% of the Fund’s average daily net assets attributable to Class R shares held by such plans.
In addition, redemptions of Class A and Class C shares may be subject to a contingent deferred sales charge (“CDSC”). A CDSC of 1.00% may be imposed on redemptions of certain net asset value purchases of Class A shares within 12 months of purchase. Redemptions of Class C shares within 12 months of purchase are subject to a CDSC of 1.00% based on the lower of cost or market value of shares being redeemed. Shares purchased as part of an exchange remain subject to any CDSC that applied to the original purchase of those shares. There is no CDSC for Class K, Class R and Class Y shares. Proceeds from the CDSCs are paid to the Distributor. For the six months ended January 31, 2021, CDSCs in the amount of $9,884 were paid to the Distributor.
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6. Line of Credit Facility
The Fund, along with certain other funds in the Pioneer Family of Funds (the “Funds”), participates in a committed, unsecured revolving line of credit (“credit facility”). Borrowings are used solely for temporary or emergency purposes. The Fund may borrow up to the lesser of the amount available under the credit facility or the limits set for borrowing by the Fund’s prospectus and the 1940 Act. Effective March 11, 2020, the Fund participates in a facility in the amount of $300 million. Prior to March 11, 2020, the Fund participated in a facility in the amount of $250 million. Under such facility, depending on the type of loan, interest on borrowings is payable at the London Interbank Offered Rate (“LIBOR”) plus a credit spread. The Fund also pays an annual commitment fee to participate in the credit facility. The commitment fee in the amount of 0.30% of the daily unused portion of each lenders commitment is allocated among participating Funds based on an allocation schedule set forth in the credit agreement. For the six months ended January 31, 2021, the Fund had no borrowings under the credit facility.
7. Transactions in Affiliated Issuers
An affiliated issuer is a company in which the Fund has a direct or indirect ownership of, control of, or voting power of 5 percent or more of the outstanding voting ,or a company which is under common control. At January 31, 2021, the value of the Fund’s investment in affiliated issuers was $253,829, which represents less than one percent of the Fund’s net assets. Transactions in affiliated issuers by the Fund for the six month period ended January 31, 2021 were as follows:

						Change in net
				Net		unrealized
				Realized		appreciation/
				gain/loss	Dividends	depreciation	Shares
Name				from	from	from	held
of the	Value at			Investments	Investments	Investments	at	Value at
Affiliated	July 31,			in Affiliated	in Affiliated	in Affiliated	January 31,	January 31,
Issuer	2020	Purchases	Sales	Issuer	Issuer	Issuer	2021	2021
Pioneer
Floating
Rate
Trust	$5,877,053	$ —	$(4,673,416)	$(52,131)	$191,027	$778,742	23,901	$253,829
Total	$5,877,053	$ —	$(4,673,416)	$(52,131)	$191,027	$778,742	23,901	$253,829

Annual and semi-annual reports for the underlying Pioneer funds are available on the funds’ web page(s) at www.amundi.com/us.
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8. Additional Disclosures about Derivative Instruments and Hedging Activities
The Fund’s use of derivatives may enhance or mitigate the Fund’s exposure to the following risks:
Interest rate risk relates to the fluctuations in the value of interest-bearing securities due to changes in the prevailing levels of market interest rates.
Credit risk relates to the ability of the issuer of a financial instrument to make further principal or interest payments on an obligation or commitment that it has to the Fund.
Foreign exchange rate risk relates to fluctuations in the value of an asset or liability due to changes in currency exchange rates.
Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange rate risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.
Commodity risk relates to the risk that the value of a commodity or commodity index will fluctuate based on increases or decreases in the commodities market and factors specific to a particular industry or commodity.
The fair value of open derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) by risk exposure at January 31, 2021, was as follows:

			Foreign
Statement of	Interest	Credit	Exchange	Equity	Commodity
Assets and Liabilities	Rate Risk	Risk	Rate Risk	Risk	Risk
Liabilities
Net unrealized
depreciation on
futures contracts	$—	$—	$—	$1,994,339	$—
Total Value	$—	$—	$—	$1,994,339	$—

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The effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) on the Statement of Operations by risk exposure at January 31, 2021, was as follows:

			Foreign
Statement of	Interest	Credit	Exchange	Equity	Commodity
Operations	Rate Risk	Risk	Rate Risk	Risk	Risk
Net realized gain
(loss) on:
Options purchased*	$—	$—	$—	$(3,068,525)	$—
Forward foreign
currency exchange
contracts	—	—	670,175	—	—
Futures contracts	—	—	(4,599)	(16,986,336)	—
Total Value	$—	$—	$665,576	$(20,054,861)	$—
Change in net
unrealized
appreciation
(depreciation) on:
Options purchased**	$—	$—	$(611,287)	$—	$—
Forward foreign
currency exchange
contracts	—	—	(140,743)	—	—
Futures contracts	—	—	—	1,322,811	—
Total Value	$—	$—	$(752,030)	$1,322,811	$—

*
Reflects the net realized gain (loss) on purchased option contracts (see Note 1.K). These amounts are included in net realized gain (loss) on investments in unaffiliated issuers, on the statements of operations.

**
Reflects the change in net unrealized appreciation (depreciation) on purchased option contracts (see Note 1.K). These amounts are included in change in net unrealized appreciation (deprecia- tion) on Investments in unaffiliated issuers, on the statements of operations.

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Approval of Investment Management Agreement
Amundi Pioneer Asset Management, Inc.1 (“APAM”) serves as the investment adviser to Pioneer Multi-Asset Income Fund (the “Fund”) pursuant to an investment management agreement between APAM and the Fund. In order for APAM to remain the investment adviser of the Fund, the Trustees of the Fund must determine annually whether to renew the investment management agreement for the Fund.
The contract review process began in January 2020 as the Trustees of the Fund agreed on, among other things, an overall approach and timeline for the process. Contract review materials were provided to the Trustees in March 2020, July 2020 and September 2020. In addition, the Trustees reviewed and discussed the Fund’s performance at regularly scheduled meetings throughout the year, and took into account other information related to the Fund provided to the Trustees at regularly scheduled meetings, in connection with the review of the Fund’s investment management agreement.
In March 2020, the Trustees, among other things, discussed the memorandum provided by Fund counsel that summarized the legal standards and other considerations that are relevant to the Trustees in their deliberations regarding the renewal of the investment management agreement, and reviewed and discussed the qualifications of the investment management teams for the Fund, as well as the level of investment by the Fund’s portfolio managers in the Fund. In July 2020, the Trustees, among other things, reviewed the Fund’s management fees and total expense ratios, the financial statements of APAM and its parent companies, profitability analyses provided by APAM, and analyses from APAM as to possible economies of scale. The Trustees also reviewed the profitability of the institutional business of APAM and APAM’s affiliate, Amundi Pioneer Institutional Asset Management, Inc.2 (“APIAM” and, together with APAM, “Amundi Pioneer”), as compared to that of APAM’s fund management business, and considered the differences between the fees and expenses of the Fund and the fees and expenses of APAM’s and APIAM’s institutional accounts, as well as the different services provided by APAM to the Fund
[1]	Effective January 1, 2021, Amundi Pioneer Asset Management, Inc. changed its name to Amundi Asset Management US, Inc. (“Amundi US”).
[2]
Effective January 1, 2021, Amundi Pioneer Institutional Asset Management, Inc. (“APIAM”) merged with and into Amundi US. After the Merger, the investment advisory services previously provided by APIAM are now provided through Amundi US.

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and by APAM and APIAM to the institutional accounts. The Trustees further considered contract review materials, including additional materials received in response to the Trustees’ request, in September 2020.
At a meeting held on September 15, 2020, based on their evaluation of the information provided by APAM and third parties, the Trustees of the Fund, including the Independent Trustees voting separately, unanimously approved the renewal of the investment management agreement for another year. In approving the renewal of the investment management agreement, the Trustees considered various factors that they determined were relevant, including the factors described below. The Trustees did not identify any single factor as the controlling factor in determining to approve the renewal of the agreement.
Nature, Extent and Quality of Services
The Trustees considered the nature, extent and quality of the services that had been provided by APAM to the Fund, taking into account the investment objective and strategy of the Fund. The Trustees also reviewed APAM’s investment approach for the Fund and its research process. The Trustees considered the resources of APAM and the personnel of APAM who provide investment management services to the Fund. They also reviewed the amount of non-Fund assets managed by the portfolio managers of the Fund. They considered the non-investment resources and personnel of APAM that are involved in APAM’s services to the Fund, including APAM’s compliance, risk management, and legal resources and personnel. The Trustees noted the substantial attention and high priority given by APAM’s senior management to the Pioneer Fund complex. The Trustees considered the implementation and effectiveness of APAM’s business continuity plan in response to the COVID-19 pandemic.
The Trustees considered that APAM supervises and monitors the performance of the Fund’s service providers and provides the Fund with personnel (including Fund officers) and other resources that are necessary for the Fund’s business management and operations. The Trustees also considered that, as administrator, APAM is responsible for the administration of the Fund’s business and other affairs. The Trustees considered the fees paid to APAM for the provision of administration services.
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Based on these considerations, the Trustees concluded that the nature, extent and quality of services that had been provided by APAM to the Fund were satisfactory and consistent with the terms of the investment management agreement.
Performance of the Fund
In considering the Fund’s performance, the Trustees regularly review and discuss throughout the year data prepared by APAM and information comparing the Fund’s performance with the performance of its peer group of funds, as classified by Morningstar, Inc. (Morningstar), and with the performance of the Fund’s benchmark index. They also discuss the Fund’s performance with APAM on a regular basis.
The Trustees discussed the Fund’s performance with APAM on a more frequent basis in light of the Fund’s unfavorable performance compared to its benchmark index and peers over certain periods. The Trustees noted APAM’s explanation for the Fund’s relative performance and the steps taken by APAM to address the Fund’s performance, including enhancing the investment process used for the Fund. The Trustees’ regular reviews and discussions were factored into the Trustees’ deliberations concerning the renewal of the investment management agreement.
Management Fee and Expenses
The Trustees considered information showing the fees and expenses of the Fund in comparison to the management fees of its peer group of funds as classified by Morningstar and also to the expense ratios of a peer group of funds selected on the basis of criteria determined by the Independent Trustees for this purpose using data provided by Strategic Insight Mutual Fund Research and Consulting, LLC (Strategic Insight), an independent third party. The peer group comparisons referred to below are organized in quintiles. Each quintile represents one-fifth of the peer group. In all peer group comparisons referred to below, first quintile is most favorable to the Fund’s shareowners. The Trustees noted that they separately review and consider the impact of the Fund’s transfer agency and Fund- and APAM-paid expenses for sub-transfer agency and intermediary arrangements, and that the results of the most recent such review were considered in the consideration of the Fund’s expense ratio.
The Trustees considered that the Fund’s management fee for the most recent fiscal year was in the first quintile relative to the management fees paid by other funds in its Morningstar category for the comparable period. The Trustees also considered the breakpoints in the management fee schedule and the reduced fee rates above certain asset levels. The Trustees
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considered that the expense ratio of the Fund’s Class A shares for the most recent fiscal year was in the first quintile relative to its Strategic Insight peer group for the comparable period. The Trustees considered that the expense ratio of the Fund’s Class Y shares for the most recent fiscal year was in the second quintile relative to its Strategic Insight peer group for the comparable period. The Trustees noted that APAM had agreed to waive fees and/or reimburse expenses in order to limit the ordinary operating expenses of the Fund.
The Trustees reviewed management fees charged by APAM and APIAM to institutional and other clients, including publicly offered European funds sponsored by APAM’s affiliates, unaffiliated U.S. registered investment companies (in a sub-advisory capacity), and unaffiliated foreign and domestic separate accounts. The Trustees also considered APAM’s costs in providing services to the Fund and APAM’s and APIAM’s costs in providing services to the other clients and considered the differences in management fees and profit margins for fund and non-fund services. In evaluating the fees associated with APAM’s and APIAM’s client accounts, the Trustees took into account the respective demands, resources and complexity associated with the Fund and other client accounts. The Trustees noted that, in some instances, the fee rates for those clients were lower than the management fee for the Fund and considered that, under the investment management agreement with the Fund, APAM performs additional services for the Fund that it does not provide to those other clients or services that are broader in scope, including oversight of the Fund’s other service providers and activities related to compliance and the extensive regulatory and tax regimes to which the Fund is subject. The Trustees also considered the entrepreneurial risks associated with APAM’s management of the Fund.
The Trustees concluded that the management fee payable by the Fund to APAM was reasonable in relation to the nature and quality of the services provided by APAM.
Profitability
The Trustees considered information provided by APAM regarding the profitability of APAM with respect to the advisory services provided by APAM to the Fund, including the methodology used by APAM in allocating certain of its costs to the management of the Fund. The Trustees also considered APAM’s profit margin in connection with the overall operation of the Fund. They further reviewed the financial results, including the profit margins, realized by APAM and APIAM from non-fund businesses. The Trustees considered APAM’s profit margins in comparison to the limited industry data available and noted that the profitability of any adviser was
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affected by numerous factors, including its organizational structure and method for allocating expenses. The Trustees concluded that APAM’s profitability with respect to the management of the Fund was not unreasonable.
Economies of Scale
The Trustees considered APAM’s views relating to economies of scale in connection with the Pioneer Funds as fund assets grow and the extent to which any such economies of scale are shared with the Fund and Fund shareholders. The Trustees noted the breakpoints in the management fee schedule. The Trustees recognize that economies of scale are difficult to identify and quantify, and that, among other factors that may be relevant, are the following: fee levels, expense subsidization, investment by APAM in research and analytical capabilities and APAM’s commitment and resource allocation to the Fund. The Trustees noted that profitability also may be an indicator of the availability of any economies of scale, although profitability may vary for other reasons including due to reductions in expenses. The Trustees concluded that economies of scale, if any, were being appropriately shared with the Fund.
Other Benefits
The Trustees considered the other benefits that APAM enjoys from its relationship with the Fund. The Trustees considered the character and amount of fees paid or to be paid by the Fund, other than under the investment management agreement, for services provided by APAM and its affiliates. The Trustees further considered the revenues and profitability of APAM’s businesses other than the Fund business. To the extent applicable, the Trustees also considered the benefits to the Fund and to APAM and its affiliates from the use of “soft” commission dollars generated by the Fund to pay for research and brokerage services.
The Trustees considered that Amundi Pioneer is the principal U.S. asset management business of Amundi, which is one of the largest asset managers globally. Amundi’s worldwide asset management business manages over $1.7 trillion in assets (including the Pioneer Funds). The Trustees considered that APAM’s relationship with Amundi creates potential opportunities for APAM, APIAM and Amundi that derive from APAM’s relationships with the Fund, including Amundi’s ability to market the services of APAM globally. The Trustees noted that APAM has access to additional research and portfolio management capabilities as a result of its relationship with Amundi and Amundi’s enhanced global presence that may contribute to an increase in the resources available to APAM. The Trustees
Pioneer Multi-Asset Income Fund | Semiannual Report | 1/31/21 75

considered that APAM and the Fund receive reciprocal intangible benefits from the relationship, including mutual brand recognition and, for the Fund, direct and indirect access to the resources of a large global asset manager. The Trustees concluded that any such benefits received by APAM as a result of its relationship with the Fund were reasonable.
Conclusion
After consideration of the factors described above as well as other factors, the Trustees, including the Independent Trustees, concluded that the investment management agreement for the Fund, including the fees payable thereunder, was fair and reasonable and voted to approve the proposed renewal of the investment management agreement.
76 Pioneer Multi-Asset Income Fund | Semiannual Report | 1/31/21

Trustees, Officers and Service Providers

Trustees	Officers
Thomas J. Perna, Chairman	Lisa M. Jones, President and
John E. Baumgardner, Jr.	Chief Executive Officer
Diane Durnin	Mark E. Bradley, Treasurer and
Benjamin M. Friedman	Chief Financial and
Lisa M. Jones	Accounting Officer
Lorraine H. Monchak	Christopher J. Kelley, Secretary and
Marguerite A. Piret	Chief Legal Officer
Fred J. Ricciardi
Kenneth J. Taubes

Investment Adviser and Administrator
Amundi Asset Management US, Inc.

Custodian and Sub-Administrator
Brown Brothers Harriman & Co.

Principal Underwriter
Amundi Distributor US, Inc.

Legal Counsel
Morgan, Lewis & Bockius LLP

Transfer Agent
DST Asset Manager Solutions, Inc.
Proxy Voting Policies and Procedures of the Fund are available without charge, upon request, by calling our toll free number (1-800-225-6292). Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is publicly available to shareowners at www.amundi.com/us. This information is also available on the Securities and Exchange Commission’s web site at www.sec.gov.
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How to Contact Amundi
We are pleased to offer a variety of convenient ways for you to contact us for assistance or information.

Call us for:
Account Information, including existing accounts,
new accounts, prospectuses, applications
and service forms	1-800-225-6292

FactFoneSM for automated fund yields, prices,
account information and transactions	1-800-225-4321

Retirement plans information	1-800-622-0176

Write to us:
Amundi
P.O. Box 219427
Kansas City, MO 64121-9427

Our toll-free fax	1-800-225-4240

Our internet e-mail address	us.askamundi@amundi.com
(for general questions about Amundi only)

Visit our web site: www.amundi.com/us

This report must be preceded or accompanied by a prospectus.
The Fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. Shareholders may view the filed Form N-PORT by visiting the Commission’s web site at https://www.sec.gov.

Amundi Asset Management US, Inc.
60 State Street
Boston, MA 02109
www.amundi.com/us

Securities offered through Amundi Distributor US, Inc.,
60 State Street, Boston, MA 02109
Underwriter of Pioneer Mutual Funds, Member SIPC
© 2021 Amundi Asset Management US, Inc. 25512-09-0321

Pioneer Balanced ESG Fund
Semiannual Report | January 31, 2021

A: AOBLX	C: PCBCX	K: PCBKX	R: CBPRX	Y: AYBLX

Paper copies of the Fund’s shareholder reports may no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary, such as a broker-dealer, bank or insurance company. Instead, the reports will be made available on the Fund’s website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.
You may elect to receive shareholder reports and other communications electronically by contacting your financial intermediary or, if you invest directly with the Fund, by calling 1-800-225-6292.
You may elect to receive all future reports in paper free of charge. If you invest directly with the Fund, you can inform the Fund that you wish to continue receiving paper copies of your shareholder reports by calling 1-800-225-6292. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held in your account if you invest through your financial intermediary or all funds held within the Pioneer Fund complex if you invest directly.

visit us: www.amundi.com/us

Pioneer Balanced ESG Fund | Semiannual Report | 1/31/21 1

President’s Letter

Dear Shareholders,
The first several weeks of 2021 have brought some better news on the COVID-19 global pandemic front, as the deployment of the first approved COVID-19 vaccines is well underway, with expectations for widespread vaccine distribution by the middle of the year. In general, COVID-19 cases and related hospitalizations have been on the decline in the US, and that has had a positive effect on overall market sentiment.
While there may finally be a light visible at the end of the pandemic tunnel, the long-term impact on the global economy from COVID-19, while currently unknown, is likely to be considerable. It is clear that several industries have already felt greater effects than others, and the markets, which do not thrive on uncertainty, have been volatile. With that said, in these still-early days of 2021, equity markets and other so-called “riskier” assets, such as high-yield bonds, have outperformed investments regarded as less risky, such as government debt. In addition, we’ve witnessed the long-awaited rebound in the performance of cyclical stocks, or stocks of companies with greater exposure to the ebbs and flows of the economic cycle, as investors have appeared to embrace the potential for a more widespread reopening of the economy in the coming months. Additional fiscal stimulus from the US government has also helped provide some market momentum.
However, despite the dramatic market rebound since its March 2020 low point, volatility has remained elevated, with momentum rising and falling on seemingly every bit of positive or negative news about the virus. In addition, the recent US Presidential and Congressional elections have resulted in a power shift in Washington, DC, and that most likely portends some changes in fiscal policy above and beyond just additional pandemic-related stimulus. That, too, could lead to increased market volatility as investors analyze the various tax and spending plans, and wait to see what proposed policy alterations actually become law.
With the advent of COVID-19 in early 2020, we implemented our business continuity plan according to the new COVID-19 guidelines, and most of our employees have been working remotely since March 2020. To date, our operating environment has faced no interruption. I am proud of the careful planning that has taken place and confident we can maintain this environment for as long as is prudent. History in the making for a company that first opened its doors way back in 1928.
2 Pioneer Balanced ESG Fund | Semiannual Report | 1/31/21

Since 1928, Amundi US’s investment process has been built on a foundation of fundamental research and active management, principles which have guided our investment decisions for more than 90 years. We believe active management – that is, making active investment decisions – can help mitigate the risks during periods of market volatility. As 2020 has reminded us, investment risk can arise from a number of factors in today’s global economy, including slower or stagnating growth, changing U.S. Federal Reserve policy, oil price shocks, political and geopolitical factors and, unfortunately, major public health concerns such as a viral pandemic.
At Amundi US, active management begins with our own fundamental, bottom-up research process. Our team of dedicated research analysts and portfolio managers analyzes each security under consideration, communicating directly with the management teams of the companies issuing the securities and working together to identify those securities that best meet our investment criteria for our family of funds. Our risk management approach begins with each and every security, as we strive to carefully understand the potential opportunity, while considering any and all risk factors.
Today, as investors, we have many options. It is our view that active management can serve shareholders well, not only when markets are thriving, but also during periods of market stress.
As you consider your long-term investment goals, we encourage you to work with your financial professional to develop an investment plan that paves the way for you to pursue both your short-term and long-term goals.
We remain confident that the current crisis, like others in human history, will pass, and we greatly appreciate the trust you have placed in us and look forward to continuing to serve you in the future.
Sincerely,
Lisa M. Jones
Head of the Americas, President and CEO of US.
Amundi Asset Management US, Inc.
March 2021
Any information in this shareowner report regarding market or economic trends or the factors influencing the Fund’s historical or future performance are statements of opinion as of the date of this report. Past performance is no guarantee of future results.
Pioneer Balanced ESG Fund | Semiannual Report | 1/31/21 3

Portfolio Management Discussion | 1/31/21
In the following interview, Walter Hunnewell, Jr., Bradley Komenda, and Lawrence Zeno discuss the factors that affected the performance of Pioneer Balanced ESG Fund during the six-month period ended January 31, 2021. Mr. Hunnewell, a vice president and portfolio manager at Amundi Asset Management US, Inc. (Amundi US), Mr. Komenda, Deputy Director of Investment-Grade Corporates, a senior vice president, and a portfolio manager at Amundi US, and Mr. Zeno, a vice president and portfolio manager at Amundi US, are responsible for the day-to-day management of the Fund.
Q How did the Fund perform during the six-month period ended January 31, 2021?
A Pioneer Balanced ESG Fund’s Class A shares returned 8.26% at net asset value during the six-month period ended January 31, 2021, while the Fund’s benchmarks, the Standard & Poor’s 500 Index (the S&P 500) and the Bloomberg Barclays US Government/Credit Bond Index (the Bloomberg Barclays Index), returned 14.47% and -1.44%, respectively. During the same period, the average return of the 678 mutual funds in Morningstar’s 50% to 70% Equity Allocation Funds category was 11.28%.
Q How would you describe the investment environment in the domestic markets during the six-month period ended January 31, 2021?
A After simmering throughout the summer of 2020, macroeconomic uncertainty bubbled over during September, weighing on investor sentiment and the performance of so-called risky assets. The focus of the financial markets on heightened risks revolved around three key areas: the status of future fiscal stimulus legislation in the US, the lingering COVID-19 pandemic, and the November US elections. A partisan dispute over when to appoint Supreme Court Justice Ginsburg’s replacement further hardened both major US political parties’ negotiating positions and lowered the odds of additional fiscal support for the economy prior to the November election. At the same time, a notable uptick in European COVID-19 cases reignited fears that the US remained at risk for a “second wave” of cases and a new round of economic lockdowns by state and local governments. Finally, concerns mounted over the potential for a protracted dispute over the presidential election results.
The US economic outlook then received two “shots in the arm” during December as a pair of COVID-19 vaccines were authorized for emergency use by the Food and Drug Administration (FDA), and Congress finally
4 Pioneer Balanced ESG Fund | Semiannual Report | 1/31/21

agreed upon a $900 billion COVID-19 relief package. Distribution of the vaccines began shortly after their approval by the FDA. The vaccines could help alleviate the uncertainty related to public health and bring forward the timing of a return to economic normalcy, while the additional fiscal measures may offer needed support for many individuals and businesses. As the end of the 2020 calendar year neared, investors elected to focus their attention on those positive developments and looked beyond what turned out to be a second surge in COVID-19 cases in the US, as well as data that suggested a slowing in the rate of economic recovery from the robust third-quarter gross domestic product (GDP) numbers. The generally positive market sentiment led to a rally in riskier assets and an increase in US Treasury yields into the end of the calendar year. In addition, in January 2021, the removal of political uncertainty bolstered investors’ hopes for passage of a bigger, broader COVID-19 stimulus package by the spring, as a new administration and Congress – with full Democratic Party control – took office in Washington.
During the six-month period, the financials, industrials, materials, information technology, communication services, and consumer discretionary sectors, in that order, led performance within the S&P 500, while real estate turned in the worst performance, followed by utilities, consumer staples, and energy. Within the Fund’s fixed-income benchmark, the Bloomberg Barclays Index, corporate bonds were the top performers, while Treasuries lagged, given the rise in yields over the six-month period.
Q How did you position the Fund’s portfolio during the six-month period ended January 31, 2021?
A At the start of the period in August 2020, we had allocated approximately 61% of the Fund’s assets to common stocks and 39% to fixed-income and other types of securities. As of January 31, 2021, the Fund’s allocation to common stocks stood at roughly 59%, with approximately 41% in fixed-income and other assets. The portfolio’s strategic target allocations typically have been 62.5% equity/37.5% fixed income.
Q Could you review the Fund’s commitment to environmental, social, and governance (ESG) investing?
A ESG refers to the three primary factors in measuring the sustainability and ethical impact of an investment in a company or business. With a focus on companies with sustainable business models, our management of the portfolio follows an ESG-friendly investment approach.
Pioneer Balanced ESG Fund | Semiannual Report | 1/31/21 5

Per the prospectus, the Fund generally will not invest in companies significantly involved in certain business activities, including but not limited to: the production of alcohol and tobacco products; the production of certain controversial military weapons; and the operation of coal mines, gambling casinos, and other gaming businesses. In addition, the Fund’s management team uses an ESG screening process, which includes, for the Social factor, evaluating a company’s deployment and treatment of human capital (for example, employee morale), product safety, and social opportunities. Environmental factors include, for example, dependence upon water resources in water-stressed geographies.
Governance factor categories typically include corporate governance and business ethics (such as accounting principles), among other considerations. We view the governance aspect of ESG as critically important, as we believe companies that take steps to better manage risk exposure than their competitors may help reduce volatility, which could lead to solid performance during more difficult periods for both the economy and the markets.
Q What specific investments within the portfolio’s equity allocations had noteworthy effects on the Fund’s benchmark-relative performance during the six-month period ended January 31, 2021?
A Among equities, stock selection (as distinguished from sector allocation) was the primary detractor from the Fund’s benchmark-relative performance during the six-month period, with selection within information technology proving most challenging. Our investment strategy has emphasized diversification*, reasonable valuations, good ESG standings, and the ability of companies to pay dividends**. Over much of the period, however, the S&P 500 experienced narrow leadership by a handful of “big tech” and technology-related stocks with high valuations and low/no dividend payouts, and that has been a headwind to the Fund’s relative performance. Stock selection within consumer discretionary and financials also held back the Fund’s relative results during the period, as portfolio exposures to the automobile and banking & financial services segments underperformed the rest of the market.
Positive stock selection results in the industrials sector and a portfolio underweight to the underperforming utilities sector partially offset the disappointing results for the Fund within information technology, consumer discretionary, and financials, but not enough to overcome the negative effects on relative performance from those three sectors.
*  Diversification does not assure a profit nor protect against loss.
** Dividends are not guaranteed.
6 Pioneer Balanced ESG Fund | Semiannual Report | 1/31/21

With regard to individual equity positions, the biggest detractors from the Fund’s relative performance during the six-month period included AstraZeneca, Cisco Systems, Verizon Communications, Fidelity National Information Services, and an underweight to Apple.
AstraZeneca’s pharmaceutical business performed strongly for much of 2020, but the stock has given back some of its performance in recent months due to conflicting news reports regarding the company’s COVID-19 vaccine effort. While we trimmed the Fund’s position, AstraZeneca remains part of the portfolio, as we like the company’s promising developmental pipeline in treatment areas such as oncology. Cisco’s shares underperformed during the period after management indicated in the late summer of 2020 that some of its enterprise customers were delaying or canceling orders. We have retained the position, as Cisco’s management has recently stated that its business was regaining strength. Verizon proved to be far too defensive a name in the prevailing “risk-on” market environment during the six-month period, and so we trimmed the Fund’s exposure to the stock, as we had observed an eroding competitive environment as well as renewed capital commitments by the company. The Fund’s underweight to Apple has continued to be a drag on relative performance, as it has been one of the big-tech stocks driving market returns for the better part of a year. However, by period-end we began to see evidence that investors might be growing fatigued by Apple’s size and extraordinary share-price performance. Lastly, shares of Fidelity National, which we have regarded as a fine, steadily growing company, lagged the more rapidly growing companies within the information technology sector over the six-month period. We have increased the Fund’s position incrementally.
On the positive side, the Fund’s benchmark-relative performance during the period benefited from positions in Timken, Alphabet (parent of Google), Caterpillar, Qualcomm, and Lam Research. Timken, a manufacturer of high-quality bearings, saw demand rise for its modestly valued stock as the transportation and general industrial markets began to recover. Alphabet’s share price rose at the end of the period on the market’s anticipation of a strong earnings report as cyclical advertising markets also began to recover. Caterpillar’s stock also benefited from the improving conditions in the industrials sector, which was one of the better performers within the S&P 500 over the six-month period. Qualcomm’s shares saw solid performance due to the market’s positive response to the company’s favorable chip-technology positioning as 5G networks have been rolled out. Finally, semiconductor firm Lam Research
Pioneer Balanced ESG Fund | Semiannual Report | 1/31/21 7

has continued to perform well for the Fund. The company offers technology that is integral to the current trend in semiconductor manufacturing of vertical, rather than horizontal, expansion.
Overall, sector allocation within equities had an essentially neutral effect on the Fund’s benchmark-relative performance for the six-month period. The largest detractors from relative returns from an allocation perspective were a Fund underweight to financials and an overweight to real estate. The most beneficial allocation decision for the Fund was an underweight to utilities.
Over the six-month period, the Fund’s largest overweights versus the S&P 500 were in communication services, industrials, and health care, while the largest underweights were to utilities, information technology, and consumer discretionary. At approximately 25% of equity holdings, information technology was the Fund’s largest absolute weighting over the period, despite the underweight versus the S&P 500, as the sector’s concentration within the index has grown substantially over the past year.
Q What investment strategies within the portfolio’s fixed-income allocations had noteworthy effects on the Fund’s benchmark-relative performance during the six-month period ended January 31, 2021?
A Positive contributions to relative performance within fixed income were led by the Fund’s non-benchmark positioning in high-yield corporate bonds. Entering the period, we had broadly viewed high-yield markets as having avoided the excesses that had characterized some past cycles. As investors’ sentiment towards riskier assets continued to mend with the help of strong policy support from the Federal Reserve (Fed) and the US government, we took advantage of still-attractive relative valuations to meaningfully increase the Fund’s exposure to the high-yield asset class. The stance benefited the Fund’s relative performance as returns for high-yield corporates notably outpaced those for their investment-grade counterparts over the six-month period.
The Fund’s positioning with respect to investment-grade corporate bonds also notably aided benchmark-relative returns, with an overweight to and security selection within industrials contributing the most positive performance within investment grade. In the aftermath of the liquidity crisis in the first quarter of 2020, we took the opportunity to add portfolio exposure to high-quality industrial names at discounted prices.
8 Pioneer Balanced ESG Fund | Semiannual Report | 1/31/21

That stance benefited the Fund’s performance into the second half of 2020 as credit-market sentiment among investors remained firm. An overweight to and selection results within financials also proved beneficial for the Fund’s relative returns in the investment-grade segment.
Elsewhere within fixed income, we have preferred to have portfolio exposure to securitized assets in lieu of Treasuries, given historically low interest rates. That positioning worked out well for the Fund as Treasury yields drifted higher over the second half of the six-month period (bond/fixed-income yields typically move in the opposite direction of prices). Within securitized assets, the Fund’s allocations to commercial mortgage-backed securities (CMBS) and asset-backed securities (ABS) aided relative results, as investors sought out sectors which had lagged the initial recovery in the riskier asset classes. Positioning with respect to residential mortgage-backed securities (RMBS) also contributed positively to the Fund’s relative performance, as we were able to identify opportunities created by the Fed’s broad-based purchases within the asset class – initiated in response to the March 2020 market sell-off and liquidity stress – in its effort to drive down borrowing costs.
The Fund’s duration stance versus the Bloomberg Barclays Index also aided relative results in the rising interest-rate environment that prevailed over the six-month period, as we maintained an overall portfolio duration in a range modestly below that of the benchmark. (Duration is a measure of the price sensitivity of a fixed-income investment to a change in interest rates, expressed as a number of years.)
There were no significant, material detractors from relative returns among the Fund’s fixed-income exposures.
Q Did the Fund have any exposure to derivative securities during the six-month period ended January 31, 2021?
A Yes, within the Fund’s fixed-income allocation, we invested in US Treasury futures as part of our duration-management strategy for the portfolio. We believe the use of Treasury futures has allowed us to express our views on duration and yield-curve positioning in the most efficient manner. The use of futures had a modest positive impact on the Fund’s performance during the six-month period as interest rates rose.
Pioneer Balanced ESG Fund | Semiannual Report | 1/31/21 9

Q Did the Fund’s yield, or distributions*** to shareholders, change during the six-month period ended January 31, 2020?
A The Fund’s distributions declined over the period as the yield on the fixed-income portion of the portfolio also declined, primarily driven by the downward spiral of interest rates caused by the recessionary environment in the wake of COVID-19. Over the latter part of the period, we did see a steady increase in bond yields, with the 10-year Treasury yield rising from 0.53% to 1.07% as interest rates began the process of normalizing in anticipation of a possible post-pandemic world getting closer to reality.
Q What is your investment outlook?
A We anticipate accelerating domestic economic growth in 2021 as the rollout of COVID-19 vaccines continues and increasingly confident consumers open their pocketbooks and unleash a wave of pent-up demand for leisure services, such as travel and dining, during the second half of the calendar year. Despite this outlook, we do not expect the Fed to start removing accommodation in 2021, as it has signaled an intense focus on getting the US economy back to full employment. In our view, the Fed has learned from its policy mistakes of 2018, and may likely be willing to maintain a highly supportive environment for monetary policy even if inflation ticks up above the central bank’s target rate (2%).
With regard to the Fund’s positioning, we have significantly increased the portfolio’s exposure to cyclical stocks – that is, shares of companies with more exposure to the ebbs and flows of the economic cycle – in anticipation of further stimulus measures from the US government, the reopening of previously closed sectors of the economy, and the drawdown of precautionary savings by consumers, which have increased since March 2020. In addition, we believe there is still value to be found in the sectors that have been hit hardest by the spread of COVID-19.
Within equities, as of period-end, the Fund’s largest sector overweight versus the S&P 500 was to industrials, followed by communications services, while the largest underweight was to the consumer discretionary sector, followed by utilities.
Within fixed income, the Fund’s positioning has continued to reflect our constructive view overall on credit-based exposure. However, we have trimmed the portfolio’s risk profile given that most sectors have rallied in recent months. We have maintained a positive outlook for sectors where
*** Distributions are not guaranteed.
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valuations are still below pre-pandemic levels and have appeared disconnected from fundamentals. Corporate bonds have continued to be supported by a backdrop of strong economic growth, accommodative Fed monetary policy, and persistent global demand for yield. However, spreads now broadly reflect those expectations, and that highlights the importance of security selection, in our opinion. (Credit spreads are commonly defined as the differences in yield between Treasuries and other types of fixed-income securities with similar maturities.)
We have maintained our view that US housing-related securitized assets could be in a position to benefit from solid consumer balance sheets, historically low mortgage rates, tight inventories, and strong demand, driven in part by a pandemic-driven shift in preference among homebuyers toward single-family homes.
While the Fed has remained accommodative, the market has begun to anticipate tighter future monetary policies, as evidenced by the move to higher yields during the period, particularly in the 10-year and 30-year parts of the yield curve. We have favored a short-duration position for the Fund versus the Bloomberg Barclays Index, which is reflected in an underweight to the long end of the curve, as we believe domestic GDP growth may exceed the market consensus, and that could lead to higher-than-anticipated inflation and increased pressure on the Fed to respond.
Please refer to the Schedule of Investments on pages 22–53 for a full listing of Fund securities.
All investments are subject to risk, including the possible loss of principal. In the past several years, financial markets have experienced increased volatility and heightened uncertainty. The market prices of securities may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic, political, or regulatory conditions, recessions, inflation, changes in interest or currency rates, lack of liquidity in the bond markets, the spread of infectious illness or other public health issues or adverse investor sentiment. These conditions may continue, recur, worsen or spread.
When interest rates rise, the prices of fixed-income securities in the Fund will generally fall. Conversely, when interest rates fall, the prices of fixed-income securities in the Fund will generally rise.
Investments in the Fund are subject to possible loss due to the financial failure of issuers of underlying securities and their inability to meet their debt obligations.
Pioneer Balanced ESG Fund | Semiannual Report | 1/31/21 11

Prepayment risk is the chance that an issuer may exercise its right to prepay its security, if falling interest rates prompt the issuer to do so. Forced to reinvest the unanticipated proceeds at lower interest rates, the Fund would experience a decline in income and lose the opportunity for additional price appreciation.
The securities issued by U.S. government-sponsored entities (e.g., FNMA, Freddie Mac) are neither guaranteed nor issued by the U.S. government.
The Fund may invest in mortgage-backed securities, which during times of fluctuating interest rates may increase or decrease more than other fixed-income securities. Mortgage-backed securities are also subject to prepayments.
Investments in high-yield or lower-rated securities are subject to greater-than-average price volatility, illiquidity and possibility of default.
Investing in foreign and/or emerging markets securities involves risks relating to interest rates, currency exchange rates, economic, and political conditions.
The Fund invests in REIT securities, the value of which can fall for a variety of reasons, such as declines in rental income, fluctuating interest rates, poor property management, environmental liabilities, uninsured damage, increased competition, or changes in real estate tax laws.
The Fund generally excludes corporate issuers that are significantly involved in certain business activities (ESG criteria). Excluding specific issuers limits the universe of investments available to the Fund, which may mean forgoing some investment opportunities available to funds without similar ESG criteria.
At times, the Fund’s investments may represent industries or sectors that are interrelated or have common risks, making the Fund more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors.
These risks may increase share price volatility.
Before investing, consider the product’s investment objectives, risks, charges and expenses. Contact your investment professional or Amundi Asset Management US, Inc., for a prospectus or summary prospectus containing this information. Read it carefully.
Any information in this shareholder report regarding market or economic trends or the factors influencing the Fund’s historical or future performance are statements of opinion as of the date of this report. Past performance is no guarantee of future results.
12 Pioneer Balanced ESG Fund | Semiannual Report | 1/31/21

Portfolio Summary | 1/31/21
Portfolio Diversification

(As a percentage of total investments)*

Sector Distribution

(As a percentage of total investments)*

10 Largest Holdings

(As a percentage of total investments)*

1.	Alphabet, Inc.	4.06%
2.	Microsoft Corp.	3.08
3.	U.S. Treasury Bills, 2/18/21	2.06
4.	Amazon.com, Inc.	2.00
5.	Bank of America Corp.	1.71
6.	PepsiCo., Inc.	1.61
7.	U.S. Treasury Bills, 3/11/21	1.54
8.	Visa, Inc.	1.47
9.	Comcast Corp.	1.45
10.	Apple, Inc.	1.41

*
Excludes temporary cash investments and all derivative contracts except for options purchased. The Fund is actively managed, and current holdings may be different. The holdings listed should not be considered recommendations to buy or sell any securities.

(k)	Pioneer ILS Interval Fund is an affiliated closed-end fund managed by Amundi Asset Management US, Inc.

Pioneer Balanced ESG Fund | Semiannual Report | 1/31/21 13

Prices and Distributions | 1/31/21
Net Asset Value per Share
Class	1/31/21	7/31/20
A	$10.20	$9.72
C	$10.11	$9.65
K	$10.19	$9.71
R	$10.22	$9.75
Y	$10.28	$9.79

Distributions per Share: 8/1/20–1/31/21

	Net Investment	Short-Term	Long-Term
Class	Income	Capital Gains	Capital Gains
A	$0.0583	$ —	$0.2617
C	$0.0282	$ —	$0.2617
K	$0.0768	$ —	$0.2617
R	$0.0503	$ —	$0.2617
Y	$0.0767	$ —	$0.2617

Index Definitions
The Standard & Poor’s 500 Index is an unmanaged, commonly used measure of the broad U.S. stock market. The Bloomberg Barclays US Government/ Credit Bond Index is unmanaged and measures the performance of debt obligations of the US government agencies and investment-grade domestic corporate debt. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. It is not possible to invest directly in an index.
The indices defined here pertain to the “Value of $10,000 Investment” and “Value of $5 Million Investment” charts on pages 15–19.
14 Pioneer Balanced ESG Fund | Semiannual Report | 1/31/21

Performance Update | 1/31/21	Class A Shares

Investment Returns

The mountain chart on the right shows the change in value of a $10,000 investment made in Class A shares of Pioneer Balanced ESG Fund at public offering price during the periods shown, compared to that of the Standard & Poor’s 500 Index and Bloomberg Barclays US Government/Credit Bond Index.

Average Annual Total Returns
(As of January 31, 2021)

				Bloomberg
				Barclays
	Net	Public		US Govern-
	Asset	Offering	S&P	ment/
	Value	Price	500	Credit Bond
Period	(NAV)	(POP)	Index	Index
10 years	8.46%	7.96%	13.50%	4.07%
5 years	10.13	9.12	16.16	4.47
1 year	10.30	5.34	17.25	5.28

Expense Ratio
(Per prospectus dated December 1, 2020)
Gross		Net
1.04%		1.00%

Call 1-800-225-6292 or visit www.amundi.com/us for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.
The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.
NAV results represent the percent change in net asset value per share. NAV returns would have been lower had sales charges been reflected. POP returns reflect deduction of the maximum 4.50% sales charge. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.
Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.
The net expense ratio reflects the contractual expense limitation currently in effect through December 1, 2021 for Class A shares. There can be no assurance that Amundi will extend the expense limitation beyond such time. Please see the prospectus and financial statements for more information. Expense ratios in the financial highlights, unlike those shown in the prospectus, do not reflect acquired fund fees and expenses.
The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.
Please see the financial highlights for more current expense ratios.
Pioneer Balanced ESG Fund | Semiannual Report | 1/31/21 15

Performance Update | 1/31/21	Class C Shares

Investment Returns

The mountain chart on the right shows the change in value of a $10,000 investment made in Class C shares of Pioneer Balanced ESG Fund during the periods shown, compared to that of the Standard & Poor’s 500 Index and Bloomberg Barclays US Government/Credit Bond Index.

Average Annual Total Returns
(As of January 31, 2021)

				Bloomberg
				Barclays
				US Govern-
			S&P	ment/
	If	If Re-	500	Credit Bond
Period	Held	deemed	Index	Index
10 years	7.63%	7.63%	13.50%	4.07%
5 years	9.32	9.32	16.16	4.47
1 year	9.55	9.55	17.25	5.28

Expense Ratio
(Per prospectus dated December 1, 2020)
Gross
1.76%

Call 1-800-225-6292 or visit www.amundi.com/us for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.
The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.
Class C shares held for less than one year are also subject to a 1% contingent deferred sales charge (CDSC). “If Held” results represent the percent change in net asset value per share. NAV returns would have been lower had sales charges been reflected. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.
Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.
Expense ratios in the financial highlights, unlike those shown in the prospectus, do not reflect acquired fund fees and expenses.
The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.
Please see the financial highlights for a more current expense ratio.
16 Pioneer Balanced ESG Fund | Semiannual Report | 1/31/21

Performance Update | 1/31/21	Class K Shares

Investment Returns

The mountain chart on the right shows the change in value of a $5 million investment made in Class K shares of Pioneer Balanced ESG Fund during the periods shown, compared to that of the Standard & Poor’s 500 Index and Bloomberg Barclays US Government/Credit Bond Index.

Average Annual Total Returns
(As of January 31, 2021)

			Bloomberg
			Barclays
	Net		US Govern-
	Asset	S&P	ment/
	Value	500	Credit Bond
Period	(NAV)	Index	Index
10 years	8.61%	13.50%	4.07%
5 years	10.45	16.16	4.47
1 year	10.66	17.25	5.28

Expense Ratio
(Per prospectus dated December 1, 2020)
Gross	Net
0.71%	0.66%

Call 1-800-225-6292 or visit www.amundi.com/us for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.
The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.
The performance shown for Class K shares for the period prior to the commencement of operations of Class K shares on December 1, 2015, is the net asset value performance of the Fund’s Class A shares, which has not been restated to reflect any differences in expenses, including Rule 12b-1 fees applicable to Class A shares. Since fees for Class A shares generally are higher than those of Class K shares, the performance of Class K shares prior to their inception on December 1, 2015, would have been higher than the performance shown. For the period beginning December 1, 2015, the actual performance of Class K shares is reflected. Class K shares are not subject to sales charges and are available for limited groups of eligible investors, including institutional investors. All results are historical and assume the reinvestment of dividends and capital gains.
Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.
The net expense ratio reflects the contractual expense limitation currently in effect through December 1, 2021 for Class K shares. There can be no assurance that Amundi will extend the expense limitation beyond such time. Please see the prospectus and financial statements for more information. Expense ratios in the financial highlights, unlike those shown in the prospectus, do not reflect acquired fund fees and expenses.
The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.
Please see the financial highlights for more current expense ratios.
Pioneer Balanced ESG Fund | Semiannual Report | 1/31/21 17

Performance Update | 1/31/21	Class R Shares

Investment Returns

The mountain chart on the right shows the change in value of a $10,000 investment made in Class R shares of Pioneer Balanced ESG Fund during the periods shown, compared to that of the Standard & Poor’s 500 Index and Bloomberg Barclays US Government/Credit Bond Index.

Average Annual Total Returns
(As of January 31, 2021)

			Bloomberg
			Barclays
	Net		US Govern-
	Asset	S&P	ment/
	Value	500	Credit Bond
Period	(NAV)	Index	Index
10 years	8.33%	13.50%	4.07%
5 years	9.90	16.16	4.47
1 year	10.05	17.25	5.28

Expense Ratio
(Per prospectus dated December 1, 2020)
Gross	Net
1.59%	1.31%

Call 1-800-225-6292 or visit www.amundi.com/us for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.
The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.
The performance shown for Class R shares for the period prior to the commencement of operations of Class R shares on July 1, 2015, is the net asset value performance of the Fund’s Class A shares, which has not been restated to reflect any differences in expenses, including Rule 12b-1 fees applicable to Class A shares. Since fees for Class A shares generally are higher than those of Class R shares, the performance of Class R shares prior to their inception would have been higher than the performance shown. For the period beginning July 1, 2015, the actual performance of Class R shares is reflected.
Class R shares are not subject to sales charges and are available for limited groups of eligible investors, including institutional investors. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.
Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.
The net expense ratio reflects the contractual expense limitation currently in effect through December 1, 2021 for Class R shares. There can be no assurance that Amundi will extend the expense limitation beyond such time. Please see the prospectus and financial statements for more information. Expense ratios in the financial highlights, unlike those shown in the prospectus, do not reflect acquired fund fees and expenses.
The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.
Please see the financial highlights for more current expense ratios.
18 Pioneer Balanced ESG Fund | Semiannual Report | 1/31/21

Performance Update | 1/31/21	Class Y Shares

Investment Returns

The mountain chart on the right shows the change in value of a $5 million investment made in Class Y shares of Pioneer Balanced ESG Fund during the periods shown, compared to that of the Standard & Poor’s 500 Index and Bloomberg Barclays US Government/Credit Bond Index.

Average Annual Total Returns
(As of January 31, 2021)

			Bloomberg
			Barclays
	Net		US Govern-
	Asset	S&P	ment/
	Value	500	Credit Bond
Period	(NAV)	Index	Index
10 years	8.77%	13.50%	4.07%
5 years	10.44	16.16	4.47
1 year	10.79	17.25	5.28

Expense Ratio
(Per prospectus dated December 1, 2019)
Gross	Net
0.82%	0.66%

Call 1-800-225-6292 or visit www.amundi.com/us for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.
The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.
Class Y shares are not subject to sales charges and are available for limited groups of eligible investors, including institutional investors. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.
Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.
The net expense ratio reflects the contractual expense limitation currently in effect through December 1, 2021 for Class Y shares. There can be no assurance that Amundi will extend the expense limitation beyond such time. Please see the prospectus and financial statements for more information. Expense ratios in the financial highlights, unlike those shown in the prospectus, do not reflect acquired fund fees and expenses.
The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.
Please see the financial highlights for more current expense ratios.
Pioneer Balanced ESG Fund | Semiannual Report | 1/31/21 19

Comparing Ongoing Fund Expenses
As a shareowner in the Fund, you incur two types of costs:
(1)	ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses; and

(2)	transaction costs, including sales charges (loads) on purchase payments.

This example is intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 at the beginning of the Fund’s latest six-month period and held throughout the six months.
Using the Tables

Actual Expenses
The first table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period as follows:
(1)	Divide your account value by $1,000
Example: an $8,600 account value ÷ $1,000 = 8.6

(2)
Multiply the result in (1) above by the corresponding share class’s number in the third row under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Expenses Paid on a $1,000 Investment in Pioneer Balanced ESG Fund
Based on actual returns from August 1, 2020 through January 31, 2021.
Share Class	A	C	K	R	Y
Beginning Account	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Value on 8/1/20
Ending Account	$1,082.60	$1,077.90	$1,084.70	$1,080.50	$1,085.00
Value (after expenses)
on 1/31/21
Expenses Paid	$5.20	$9.01	$3.42	$6.82	$3.42
During Period*

*  Expenses are equal to the Fund’s annualized expense ratio of 0.99%, 1.72%, 0.65%, 1.30%, and 0.65% for class A, C, K, R, and Y respectively, and multiplied by the average account value over the period multiplied by 184/365 (to reflect the partial year period)
20 Pioneer Balanced ESG Fund | Semiannual Report | 1/31/21

Hypothetical Example for Comparison Purposes
The table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.
You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) that are charged at the time of the transaction. Therefore, the table below is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.
Expenses Paid on a $1,000 Investment in Pioneer Balanced ESG Fund
Based on a hypothetical 5% return per year before expenses, reflecting the period from August 1, 2020 through January 31, 2021.
Share Class	A	C	K	R	Y
Beginning Account	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Value on 8/1/20
Ending Account	$1,020.21	$1,016.53	$1,021.93	$1,018.65	$1,021.93
Value (after expenses)
on 1/31/21
Expenses Paid	$5.04	$8.74	$3.31	$6.61	$3.31
During Period*

*  Expenses are equal to the Fund’s annualized expense ratio of 0.99%, 1.72%, 0.65%, 1.30%, and 0.65% for class A, C, K, R, and Y respectively, and multiplied by the average account value over the period multiplied by 184/365 (to reflect the partial year period)
Pioneer Balanced ESG Fund | Semiannual Report | 1/31/21 21

Schedule of Investments | 1/31/21
(unaudited)

Shares	Value
UNAFFILIATED ISSUERS — 103.3%
COMMON STOCKS — 61.3% of Net Assets
Banks — 1.8%
224,405	Bank of America Corp.	$ 6,653,608
	Total Banks	$ 6,653,608
Beverages — 1.7%
45,699	PepsiCo., Inc.	$ 6,241,112
	Total Beverages	$ 6,241,112
Biotechnology — 1.2%
43,396	AbbVie, Inc.	$ 4,447,222
	Total Biotechnology	$ 4,447,222
Capital Markets — 1.3%
15,649	CME Group, Inc.	$ 2,844,049
13,995	T.Rowe Price Group, Inc.	2,189,938
	Total Capital Markets	$ 5,033,987
Chemicals — 1.8%
33,776	Dow, Inc.	$ 1,752,974
9,727	Ecolab, Inc.	1,989,269
16,298	FMC Corp.	1,764,910
44,987	Huntsman Corp.	1,188,557
	Total Chemicals	$ 6,695,710
Commercial Services & Supplies — 1.4%
68,873(a)	IAA, Inc.	$ 3,935,403
75,303	KAR Auction Services, Inc.	1,390,094
	Total Commercial Services & Supplies	$ 5,325,497
Communications Equipment — 2.5%
98,570	Cisco Systems, Inc.	$ 4,394,250
29,274	Motorola Solutions, Inc.	4,904,859
	Total Communications Equipment	$ 9,299,109
Diversified Telecommunication Services — 1.4%
147,663	Lumen Technologies, Inc.	$ 1,828,068
64,970	Verizon Communications, Inc.	3,557,107
	Total Diversified Telecommunication Services	$ 5,385,175
Electric Utilities — 0.3%
44,413	PPL Corp.	$ 1,228,908
	Total Electric Utilities	$ 1,228,908
Electrical Equipment — 0.6%
19,989	Eaton Corp. Plc	$ 2,352,705
	Total Electrical Equipment	$ 2,352,705

The accompanying notes are an integral part of these financial statements.
22 Pioneer Balanced ESG Fund | Semiannual Report | 1/31/21

Shares		Value
Electronic Equipment, Instruments &
Components — 1.0%
29,705	TE Connectivity, Ltd.	$ 3,576,482
Total Electronic Equipment, Instruments &
	Components	$ 3,576,482
Entertainment — 0.6%
13,289(a)	Walt Disney Co.	$ 2,234,811
	Total Entertainment	$ 2,234,811
Equity Real Estate Investment Trusts (REITs) — 1.7%
11,171	Alexandria Real Estate Equities, Inc.	$ 1,866,786
18,307	Crown Castle International Corp.	2,915,573
2,059	Equinix, Inc.	1,523,577
	Total Equity Real Estate Investment Trusts (REITs)	$ 6,305,936
Financials — 1.5%
38,078	PNC Financial Services Group, Inc.	$ 5,464,955
	Total Financials	$ 5,464,955
Food Products — 0.6%
28,076	Lamb Weston Holdings, Inc.	$ 2,097,277
	Total Food Products	$ 2,097,277
Health Care — 0.9%
31,673	Medtronic Plc	$ 3,526,155
	Total Health Care	$ 3,526,155
Health Care Equipment & Supplies — 0.7%
10,759	Becton Dickinson and Co.	$ 2,816,599
	Total Health Care Equipment & Supplies	$ 2,816,599
Health Care Providers & Services — 2.2%
5,896	Anthem, Inc.	$ 1,750,994
41,203	CVS Health Corp.	2,952,195
28,138	Quest Diagnostics, Inc.	3,634,023
	Total Health Care Providers & Services	$ 8,337,212
Hotels, Restaurants & Leisure — 1.1%
42,485	Cedar Fair LP	$ 1,703,649
11,087	McDonald’s Corp.	2,304,322
	Total Hotels, Restaurants & Leisure	$ 4,007,971
Household Products — 1.1%
33,432	Procter & Gamble Co.	$ 4,286,317
	Total Household Products	$ 4,286,317
Industrial Conglomerates — 1.5%
27,954	Honeywell International, Inc.	$ 5,461,373
	Total Industrial Conglomerates	$ 5,461,373

The accompanying notes are an integral part of these financial statements.
Pioneer Balanced ESG Fund | Semiannual Report | 1/31/21 23

Schedule of Investments | 1/31/21
(unaudited) (continued)

Shares		Value
	Information Technology — 1.5%
29,456	Visa, Inc.	$ 5,692,372
	Total Information Technology	$ 5,692,372
	Insurance — 1.9%
30,740	Chubb, Ltd.	$ 4,477,896
59,575	Sun Life Financial, Inc.	2,755,939
	Total Insurance	$ 7,233,835
	Interactive Media & Services — 4.2%
8,619(a)	Alphabet, Inc.	$ 15,750,016
	Total Interactive Media & Services	$ 15,750,016
	Internet & Direct Marketing Retail — 2.4%
4,360(a)	Alibaba Group Holding, Ltd. (A.D.R.)	$ 1,106,699
2,421(a)	Amazon.com, Inc.	7,762,210
	Total Internet & Direct Marketing Retail	$ 8,868,909
	IT Services — 2.2%
11,007	Accenture Plc	$ 2,662,813
18,291	Automatic Data Processing, Inc.	3,020,210
20,186	Fidelity National Information Services, Inc.	2,492,164
	Total IT Services	$ 8,175,187
	Machinery — 2.3%
18,595	Caterpillar, Inc.	$ 3,399,910
67,304	Timken Co.	5,092,220
	Total Machinery	$ 8,492,130
	Media — 1.5%
113,350	Comcast Corp.	$ 5,618,760
	Total Media	$ 5,618,760
	Metals & Mining — 0.5%
9,753	Reliance Steel & Aluminum Co.	$ 1,132,128
20,404	Steel Dynamics, Inc.	699,245
	Total Metals & Mining	$ 1,831,373
	Oil, Gas & Consumable Fuels — 1.7%
34,977	ConocoPhillips	$ 1,400,129
28,898	Phillips 66	1,959,285
62,456	Targa Resources Corp.	1,709,421
25,066	Valero Energy Corp.	1,414,474
	Total Oil, Gas & Consumable Fuels	$ 6,483,309
	Pharmaceuticals — 3.3%
61,860	AstraZeneca Plc (A.D.R.)	$ 3,130,116
21,555	Eli Lilly & Co.	4,482,793

The accompanying notes are an integral part of these financial statements.
24 Pioneer Balanced ESG Fund | Semiannual Report | 1/31/21

Shares		Value
Pharmaceuticals — (continued)
32,901	Merck & Co., Inc.	$ 2,535,680
15,115	Zoetis, Inc.	2,331,489
	Total Pharmaceuticals	$ 12,480,078
Professional Services — 0.3%
18,807	Robert Half International, Inc.	$ 1,269,473
	Total Professional Services	$ 1,269,473
Semiconductors & Semiconductor Equipment — 2.9%
12,541	Analog Devices, Inc.	$ 1,847,665
10,367	Lam Research Corp.	5,017,110
25,478	QUALCOMM, Inc.	3,981,702
	Total Semiconductors & Semiconductor Equipment	$ 10,846,477
Software — 4.7%
3,944(a)	ANSYS, Inc.	$ 1,397,635
51,636	Microsoft Corp.	11,977,486
18,419(a)	salesforce.com, Inc.	4,154,590
	Total Software	$ 17,529,711
Specialty Retail — 1.9%
16,757	Home Depot, Inc.	$ 4,538,131
39,722	TJX Cos., Inc.	2,543,797
	Total Specialty Retail	$ 7,081,928
Technology Hardware, Storage & Peripherals — 1.5%
41,577	Apple, Inc.	$ 5,486,501
	Total Technology Hardware, Storage & Peripherals	$ 5,486,501
Textiles, Apparel & Luxury Goods — 0.7%
74,537	Levi Strauss & Co.	$ 1,469,124
17,481	VF Corp.	1,343,765
	Total Textiles, Apparel & Luxury Goods	$ 2,812,889
Trading Companies & Distributors — 0.9%
279,428	Ferguson Plc (A.D.R.)	$ 3,274,896
	Total Trading Companies & Distributors	$ 3,274,896
TOTAL COMMON STOCKS
	(Cost $169,691,539)	$229,705,965
CONVERTIBLE PREFERRED STOCK — 0.4% of
Net Assets
Financials — 0.4%
1,040(b)	Wells Fargo & Co., 7.5%	$ 1,501,760
	Total Financials	$ 1,501,760
TOTAL CONVERTIBLE PREFERRED STOCK
	(Cost $1,543,349)	$ 1,501,760

The accompanying notes are an integral part of these financial statements.
Pioneer Balanced ESG Fund | Semiannual Report | 1/31/21 25

Schedule of Investments | 1/31/21
(unaudited) (continued)
Principal
Amount
USD ($)		Value
	ASSET BACKED SECURITIES — 2.8% of
	Net Assets
450,405(c)	Ajax Mortgage Loan Trust, Series 2020-B, Class A1,
	1.698%, 5/25/59 (144A)	$ 454,649
100,000	Amur Equipment Finance Receivables VI LLC,
	Series 2018-2A, Class C, 4.27%, 1/20/23 (144A)	102,629
300,000	Amur Equipment Finance Receivables VI LLC,
	Series 2018-2A, Class D, 4.45%, 6/20/23 (144A)	305,552
196,386	BCC Funding XIV LLC, Series 2018-1A, Class B, 3.39%,
	8/21/23 (144A)	197,748
250,000(d)	Benefit Street Partners CLO XIX, Ltd., Series 2019-19A,
	Class D, 4.041% (3 Month USD LIBOR + 380 bps),
	1/15/33 (144A)	251,297
250,000(d)	Benefit Street Partners CLO XIX, Ltd., Series 2019-19A,
	Class E, 7.261% (3 Month USD LIBOR + 702 bps),
	1/15/33 (144A)	251,004
300,098	BXG Receivables Note Trust, Series 2018-A, Class C,
	4.44%, 2/2/34 (144A)	311,528
250,000(d)	Carlyle US CLO, Ltd., Series 2019-4A, Class C, 4.241%
	(3 Month USD LIBOR + 400 bps), 1/15/33 (144A)	252,069
183,729(e)	Cascade MH Asset Trust, Series 2019-MH1, Class A,
	4.0%, 11/25/44 (144A)	194,231
100,000	Conn’s Receivables Funding LLC, Series 2019-B,
	Class B, 3.62%, 6/17/24 (144A)	100,335
249,026	CoreVest American Finance Trust, Series 2020-3,
	Class A, 1.358%, 8/15/53 (144A)	250,239
500,000	Crossroads Asset Trust, Series 2021-A, Class D, 2.52%,
	1/20/26 (144A)	499,738
198,000	Domino’s Pizza Master Issuer LLC, Series 2019-1A,
	Class A2, 3.668%, 10/25/49 (144A)	211,092
50,000	Drive Auto Receivables Trust, Series 2020-2, Class C,
	2.28%, 8/17/26	51,803
30,000	Drive Auto Receivables Trust, Series 2020-2, Class D,
	3.05%, 5/15/28	31,683
250,000(d)	First Eagle BSL CLO, Ltd., Series 2019-1A, Class C,
	4.574% (3 Month USD LIBOR + 435 bps), 1/20/33 (144A)	251,858
142,503	Home Partners of America Trust, Series 2019-1, Class D,
	3.406%, 9/17/39 (144A)	149,716
175,866	Home Partners of America Trust, Series 2019-2, Class E,
	3.32%, 10/19/39 (144A)	177,783
339,723(d)	Invitation Homes Trust, Series 2018-SFR3, Class E,
	2.129% (1 Month USD LIBOR + 200 bps), 7/17/37 (144A)	340,604
200,000	LL ABS Trust, Series 2019-1A, Class B, 3.52%,
	3/15/27 (144A)	201,065
250,000(d)	Madison Park Funding XXXVI, Ltd., Series 2019-36A,
	Class E, 7.491% (3 Month USD LIBOR +
	725 bps), 1/15/33 (144A)	250,365
59,643	Mosaic Solar Loan Trust, Series 2019-2A, Class A, 2.88%,
	9/20/40 (144A)	63,367

The accompanying notes are an integral part of these financial statements.
26 Pioneer Balanced ESG Fund | Semiannual Report | 1/31/21

Principal
Amount
USD ($)		Value
	ASSET BACKED SECURITIES — (continued)
174,570	Mosaic Solar Loan Trust, Series 2020-1A, Class A, 2.1%,
	4/20/46 (144A)	$ 179,205
200,000	NMEF Funding LLC, Series 2019-A, Class B, 3.06%,
	8/17/26 (144A)	203,436
250,000	NMEF Funding LLC, Series 2019-A, Class D, 4.39%,
	8/17/26 (144A)	256,819
250,000(d)	Palmer Square Loan Funding, Ltd., Series 2020-1A,
	Class B, 2.124% (3 Month USD LIBOR +
	190 bps), 2/20/28 (144A)	250,025
300,000	Progress Residential Trust, Series 2018-SFR3, Class E,
	4.873%, 10/17/35 (144A)	307,133
210,000	Progress Residential Trust, Series 2019-SFR2, Class E,
	4.142%, 5/17/36 (144A)	217,222
200,000	Republic FInance Issuance Trust, Series 2019-A, Class A,
	3.43%, 11/22/27 (144A)	203,799
144,000	SCF Equipment Leasing LLC, Series 2019-1A, Class C,
	3.92%, 11/20/26 (144A)	145,005
250,000(d)	Sound Point CLO XXV, Ltd., Series 2019-4A, Class D,
	4.351% (3 Month USD LIBOR + 411 bps), 1/15/33 (144A)	252,067
250,000(d)	Sound Point CLO XXV, Ltd., Series 2019-4A, Class E,
	7.861% (3 Month USD LIBOR + 762 bps), 1/15/33 (144A)	252,419
178,985	SpringCastle America Funding LLC, Series 2020-AA,
	Class A, 1.97%, 9/25/37 (144A)	180,304
250,000(d)	Symphony CLO XXII, Ltd., Series 2020-22A, Class C,
	2.373% (3 Month USD LIBOR + 215 bps), 4/18/33 (144A)	251,032
400,000(e)	Towd Point Mortgage Trust, Series 2017-2, Class B3,
	4.153%, 4/25/57 (144A)	418,572
200,000(e)	Towd Point Mortgage Trust, Series 2017-4, Class M2,
	3.25%, 6/25/57 (144A)	211,842
150,000(e)	Towd Point Mortgage Trust, Series 2018-3, Class M1,
	3.875%, 5/25/58 (144A)	161,645
200,000(e)	Towd Point Mortgage Trust, Series 2018-3, Class M2,
	3.875%, 5/25/58 (144A)	207,409
49,289(e)	Towd Point Mortgage Trust, Series 2018-SJ1, Class A1,
	4.0%, 10/25/58 (144A)	49,415
500,000(e)	Towd Point Mortgage Trust, Series 2020-2, Class M1B,
	3.0%, 4/25/60 (144A)	514,131
170,000	Tricon American Homes Trust, Series 2019-SFR1,
	Class A, 2.75%, 3/17/38 (144A)	178,960
120,000	Tricon American Homes Trust, Series 2020-SFR2,
	Class E1, 2.73%, 11/17/39 (144A)	121,324
250,000	United Auto Credit Securitization Trust, Series 2020-1,
	Class D, 2.88%, 2/10/25 (144A)	256,662
367,921	Welk Resorts LLC, Series 2019-AA, Class C, 3.34%,
	6/15/38 (144A)	380,783
217,504	Westgate Resorts LLC, Series 2020-1A, Class C, 6.213%,
	3/20/34 (144A)	230,213

The accompanying notes are an integral part of these financial statements.
Pioneer Balanced ESG Fund | Semiannual Report | 1/31/21 27

Schedule of Investments | 1/31/21
(unaudited) (continued)

Principal
Amount
USD ($)		Value
	ASSET BACKED SECURITIES — (continued)
100,000	Westlake Automobile Receivables Trust, Series 2019-3A,
	Class E, 3.59%, 3/17/25 (144A)	$ 104,136
	TOTAL ASSET BACKED SECURITIES
	(Cost $10,242,486)	$ 10,433,913
	COLLATERALIZED MORTGAGE OBLIGATIONS —
	4.5% of Net Assets
110,000(e)	Angel Oak Mortgage Trust I LLC, Series 2019-1, Class M1,
	4.5%, 11/25/48 (144A)	$ 114,350
182,428(d)	Bear Stearns ALT-A Trust, Series 2005-7, Class 11A1,
	0.67% (1 Month USD LIBOR + 54 bps), 8/25/35	184,255
115,743(d)	Bellemeade Re, Ltd., Series 2018-1A, Class M1B, 1.73%
	(1 Month USD LIBOR + 160 bps), 4/25/28 (144A)	115,853
81,858(d)	Bellemeade Re, Ltd., Series 2018-3A, Class M1B, 1.98%
	(1 Month USD LIBOR + 185 bps), 10/25/28 (144A)	82,235
150,000(d)	Bellemeade Re, Ltd., Series 2019-1A, Class M1B, 1.88%
	(1 Month USD LIBOR + 175 bps), 3/25/29 (144A)	150,290
150,000(d)	Bellemeade Re, Ltd., Series 2020-3A, Class M1C, 3.83%
	(1 Month USD LIBOR + 370 bps), 10/25/30 (144A)	152,116
150,000(d)	Bellemeade Re, Ltd., Series 2020-3A, Class M2, 4.98%
	(1 Month USD LIBOR + 485 bps), 10/25/30 (144A)	154,757
160,000(d)	Bellemeade Re, Ltd., Series 2020-4A, Class M2B, 3.75%
	(1 Month USD LIBOR + 360 bps), 6/25/30 (144A)	160,788
500,000(e)	BRAVO Residential Funding Trust, Series 2020-RPL2,
	Class A2, 2.5%, 5/25/59 (144A)	515,579
100,000(e)	Bunker Hill Loan Depositary Trust, Series 2020-1,
	Class A2, 2.6%, 2/25/55 (144A)	102,971
100,000(e)	Bunker Hill Loan Depositary Trust, Series 2020-1,
	Class A3, 3.253%, 2/25/55 (144A)	103,924
267,603(e)	CIM Trust, Series 2019-J2, Class B4, 3.835%,
	10/25/49 (144A)	253,282
569,345(e)	Citigroup Mortgage Loan Trust, Inc., Series 2018-RP2,
	Class A1, 2.397%, 2/25/58 (144A)	600,719
442,550(d)	Connecticut Avenue Securities Trust, Series 2019-R02,
	Class 1M2, 2.43% (1 Month USD LIBOR +
	230 bps), 8/25/31 (144A)	443,603
134,834(d)	Connecticut Avenue Securities Trust, Series 2019-R06,
	Class 2M2, 2.23% (1 Month USD LIBOR +
	210 bps), 9/25/39 (144A)	135,143
175,186(d)	Connecticut Avenue Securities Trust, Series 2019-R07,
	Class 1M2, 2.23% (1 Month USD LIBOR +
	210 bps), 10/25/39 (144A)	175,296
60,000(d)	Connecticut Avenue Securities Trust, Series 2020-R01,
	Class 1M2, 2.18% (1 Month USD LIBOR +
	205 bps), 1/25/40 (144A)	60,019
150,000(d)	Connecticut Avenue Securities Trust, Series 2020-R02,
	Class 2M2, 2.13% (1 Month USD LIBOR +
	200 bps), 1/25/40 (144A)	149,953

The accompanying notes are an integral part of these financial statements.
28 Pioneer Balanced ESG Fund | Semiannual Report | 1/31/21

Principal
Amount
USD ($)		Value
	COLLATERALIZED MORTGAGE
	OBLIGATIONS — (continued)
100,000(d)	Connecticut Avenue Securities Trust, Series 2020-SBT1,
	Class 1M2, 3.78% (1 Month USD LIBOR + 365 bps),
	2/25/40 (144A)	$ 102,253
120,000(d)	Connecticut Avenue Securities Trust, Series 2020-SBT1,
	Class 2M2, 3.78% (1 Month USD LIBOR + 365 bps),
	2/25/40 (144A)	123,826
364,442(e)	CSMC Trust, Series 2020-RPL4, Class A1, 2.0%,
	1/25/60 (144A)	374,556
82,591(d)	Eagle Re, Ltd., Series 2018-1, Class M1, 1.83% (1 Month
	USD LIBOR + 170 bps), 11/25/28 (144A)	82,759
210,548(d)	Eagle Re, Ltd., Series 2019-1, Class M1B, 1.93% (1 Month
	USD LIBOR + 180 bps), 4/25/29 (144A)	210,828
160,000(d)	Eagle Re, Ltd., Series 2020-2, Class M2, 5.73% (1 Month
	USD LIBOR + 560 bps), 10/25/30 (144A)	166,650
143,495(e)	EverBank Mortgage Loan Trust, Series 2013-2, Class A,
	3.0%, 6/25/43 (144A)	147,549
175,461(d)	Fannie Mae Connecticut Avenue Securities,
	Series 2018-C04, Class 2M2, 2.68% (1 Month USD
	LIBOR + 255 bps), 12/25/30	176,777
70,783(d)	Federal Home Loan Mortgage Corp. REMICS,
	Series 1671, Class S, 0.777% (1 Month USD
	LIBOR + 65 bps), 2/15/24	70,498
636,797	Federal Home Loan Mortgage Corp. REMICS, Series 3816,
	Class HA, 3.5%, 11/15/25	673,811
23,876(d)	Federal Home Loan Mortgage Corp. REMICS, Series 3868,
	Class FA, 0.527% (1 Month USD LIBOR +
	40 bps), 5/15/41	24,038
183,770(d)(f)	Federal Home Loan Mortgage Corp. REMICS, Series 4091,
	Class SH, 6.424% (1 Month USD LIBOR +
	655 bps), 8/15/42	39,486
29,944(d)	Federal National Mortgage Association REMICS, Series
	2006-23, Class FP, 0.43% (1 Month USD LIBOR +
	30 bps), 4/25/36	30,018
23,994(d)	Federal National Mortgage Association REMICS, Series
	2006-104, Class GF, 0.45% (1 Month USD LIBOR +
	32 bps), 11/25/36	24,085
13,379(d)	Federal National Mortgage Association REMICS, Series
	2007-93, Class FD, 0.68% (1 Month USD LIBOR +
	55 bps), 9/25/37	13,525
79,036(d)	Federal National Mortgage Association REMICS, Series
	2011-63, Class FG, 0.58% (1 Month USD LIBOR +
	45 bps), 7/25/41	80,023
170,000(d)	Freddie Mac Stacr Remic Trust, Series 2020-DNA2,
	Class M2, 1.98% (1 Month USD LIBOR +
	185 bps), 2/25/50 (144A)	169,574
190,000(d)	Freddie Mac Stacr Remic Trust, Series 2020-DNA3,
	Class B1, 5.23% (1 Month USD LIBOR +
	510 bps), 6/25/50 (144A)	198,906

The accompanying notes are an integral part of these financial statements.
Pioneer Balanced ESG Fund | Semiannual Report | 1/31/21 29

Schedule of Investments | 1/31/21
(unaudited) (continued)

Principal
Amount
USD ($)		Value
	COLLATERALIZED MORTGAGE
	OBLIGATIONS — (continued)
190,000(d)	Freddie Mac Stacr Remic Trust, Series 2020-DNA4,
	Class B1, 6.13% (1 Month USD LIBOR + 600 bps),
	8/25/50 (144A)	$ 203,293
60,000(d)	Freddie Mac Stacr Remic Trust, Series 2020-DNA4,
	Class M2, 3.88% (1 Month USD LIBOR + 375 bps),
	8/25/50 (144A)	60,790
130,000(d)	Freddie Mac Stacr Remic Trust, Series 2020-DNA5,
	Class B1, 4.882% (SOFR30A + 480 bps),
	10/25/50 (144A)	135,731
160,000(d)	Freddie Mac Stacr Remic Trust, Series 2020-DNA5,
	Class M2, 2.882% (SOFR30A + 280 bps),
	10/25/50 (144A)	161,951
90,000(d)	Freddie Mac Stacr Remic Trust, Series 2020-DNA6,
	Class B1, 3.082% (SOFR30A + 300 bps),
	12/25/50 (144A)	91,012
80,000(d)	Freddie Mac Stacr Remic Trust, Series 2020-DNA6,
	Class B2, 5.732% (SOFR30A + 565 bps),
	12/25/50 (144A)	83,202
150,000(d)	Freddie Mac Stacr Remic Trust, Series 2020-HQA2,
	Class M2, 3.23% (1 Month USD LIBOR + 310 bps),
	3/25/50 (144A)	152,159
60,000(d)	Freddie Mac Stacr Remic Trust, Series 2020-HQA4,
	Class B1, 5.38% (1 Month USD LIBOR + 525 bps),
	9/25/50 (144A)	63,003
130,000(d)	Freddie Mac Stacr Remic Trust, Series 2021-DNA1,
	Class B1, 2.729% (SOFR30A + 265 bps), 1/25/51 (144A)	130,205
200,000(d)	Freddie Mac Stacr Remic Trust, Series 2021-DNA1,
	Class B2, 4.829% (SOFR30A + 475 bps), 1/25/51 (144A)	201,477
40,000(d)	Freddie Mac Stacr Trust, Series 2018-DNA2, Class M2,
	2.28% (1 Month USD LIBOR + 215 bps), 12/25/30 (144A)	40,125
24,969(d)	Freddie Mac Stacr Trust, Series 2018-HQA2, Class M1,
	0.88% (1 Month USD LIBOR + 75 bps), 10/25/48 (144A)	24,969
195,075(d)	Freddie Mac Stacr Trust, Series 2019-DNA2, Class M2,
	2.58% (1 Month USD LIBOR + 245 bps), 3/25/49 (144A)	195,992
57,914(d)	Freddie Mac Stacr Trust, Series 2019-HQA1, Class M2,
	2.48% (1 Month USD LIBOR + 235 bps), 2/25/49 (144A)	58,174
310,000(d)	Freddie Mac Structured Agency Credit Risk Debt Notes,
	Series 2017-DNA3, Class M2, 2.63% (1 Month USD
	LIBOR + 250 bps), 3/25/30	315,533
130,000(d)	Freddie Mac Structured Agency Credit Risk Debt Notes,
	Series 2020-HQA5, Class B1, 4.082% (SOFR30A +
	400 bps), 11/25/50 (144A)	134,993
110,000(d)	Freddie Mac Structured Agency Credit Risk Debt Notes,
	Series 2020-HQA5, Class B2, 7.482% (SOFR30A +
	740 bps), 11/25/50 (144A)	120,731
642,176(f)	Government National Mortgage Association,
	Series 2019-159, Class CI, 3.5%, 12/20/49	73,844

The accompanying notes are an integral part of these financial statements.
30 Pioneer Balanced ESG Fund | Semiannual Report | 1/31/21

Principal
Amount
USD ($)		Value
	COLLATERALIZED MORTGAGE
	OBLIGATIONS — (continued)
517,164(d)(f)	Government National Mortgage Association, Series
	2020-9, Class SA, 3.219% (1 Month USD LIBOR +
	335 bps), 1/20/50	$ 43,888
300,000(e)	GS Mortgage-Backed Securities Corp. Trust, Series
	2021-PJ1, Class A4, 2.5%, 6/25/51 (144A)	310,078
205,845(e)	GS Mortgage-Backed Securities Trust, Series 2020-NQM1,
	Class A3, 2.352%, 9/27/60 (144A)	209,776
44,390(d)	Home Re, Ltd., Series 2018-1, Class M1, 1.73% (1 Month
	USD LIBOR + 160 bps), 10/25/28 (144A)	44,454
68,968(d)	Home Re, Ltd., Series 2019-1, Class M1, 1.78% (1 Month
	USD LIBOR + 165 bps), 5/25/29 (144A)	69,013
150,000(d)	Home Re, Ltd., Series 2020-1, Class M1C, 4.28% (1 Month
	USD LIBOR + 415 bps), 10/25/30 (144A)	154,589
150,000(d)	Home Re, Ltd., Series 2020-1, Class M2, 5.38% (1 Month
	USD LIBOR + 525 bps), 10/25/30 (144A)	155,167
100,000(e)	Homeward Opportunities Fund I Trust, Series 2020-2,
	Class A3, 3.196%, 5/25/65 (144A)	103,517
200,791(e)	JP Morgan Mortgage Trust, Series 2019-LTV1, Class A3,
	4.0%, 6/25/49 (144A)	207,223
491,432(e)	JP Morgan Mortgage Trust, Series 2020-3, Class B1A,
	3.043%, 8/25/50 (144A)	502,981
192,302(e)	MFA Trust, Series 2020-NQM1, Class A3, 2.3%,
	8/25/49 (144A)	195,896
811,218(e)	Mill City Mortgage Loan Trust, Series 2018-4, Class A1B,
	3.5%, 4/25/66 (144A)	860,486
300,000(e)	Mill City Mortgage Loan Trust, Series 2019-GS2,
	Class M3, 3.25%, 8/25/59 (144A)	313,256
442,080(d)	New Residential Mortgage Loan Trust, Series 2018-4A,
	Class B1, 1.18% (1 Month USD LIBOR +
	105 bps), 1/25/48 (144A)	431,620
151,077(e)	New Residential Mortgage Loan Trust, Series 2019-NQM4,
	Class A1, 2.492%, 9/25/59 (144A)	154,054
201,454(e)	New Residential Mortgage Loan Trust, Series 2019-RPL2,
	Class A1, 3.25%, 2/25/59 (144A)	213,608
265,000(d)	NovaStar Mortgage Funding Trust, Series 2004-3,
	Class M4, 1.705% (1 Month USD LIBOR +
	158 bps), 12/25/34	264,119
150,000(d)	Oaktown Re V, Ltd., Series 2020-2A, Class M1B, 3.73%
	(1 Month USD LIBOR + 360 bps), 10/25/30 (144A)	151,882
150,000(d)	Oaktown Re V, Ltd., Series 2020-2A, Class M2, 5.38%
	(1 Month USD LIBOR + 525 bps), 10/25/30 (144A)	152,384
224,226(e)	PMT Loan Trust, Series 2013-J1, Class A11, 3.5%,
	9/25/43 (144A)	228,829
5,888(d)	Radnor Re, Ltd., Series 2018-1, Class M1, 1.53% (1 Month
	USD LIBOR + 140 bps), 3/25/28 (144A)	5,888
191,559(d)	Radnor Re, Ltd., Series 2019-1, Class M1B, 2.08%
	(1 Month USD LIBOR + 195 bps), 2/25/29 (144A)	191,918

The accompanying notes are an integral part of these financial statements.
Pioneer Balanced ESG Fund | Semiannual Report | 1/31/21 31

Schedule of Investments | 1/31/21
(unaudited) (continued)

Principal
Amount
USD ($)		Value
	COLLATERALIZED MORTGAGE
	OBLIGATIONS — (continued)
360,000(d)	Radnor Re, Ltd., Series 2020-1, Class M1C, 1.88%
	(1 Month USD LIBOR + 175 bps), 2/25/30 (144A)	$ 360,220
250,000(e)	RMF Buyout Issuance Trust, Series 2020-1, Class M2,
	2.623%, 2/25/30 (144A)	248,959
107,436(e)	RMF Proprietary Issuance Trust, Series 2019-1, Class A,
	2.75%, 10/25/63 (144A)	108,268
330,000(d)	STACR Trust, Series 2018-HRP2, Class M3, 2.53%
	(1 Month USD LIBOR + 240 bps), 2/25/47 (144A)	332,985
750,000(e)	Towd Point Mortgage Trust, Series 2015-5, Class M1,
	3.5%, 5/25/55 (144A)	787,693
650,000(e)	Towd Point Mortgage Trust, Series 2017-6, Class A2,
	3.0%, 10/25/57 (144A)	691,277
150,000(d)	Traingle Re, Ltd., Series 2020-1, Class M1C, 4.63%
	(1 Month USD LIBOR + 450 bps), 10/25/30 (144A)	153,933
217,439(e)	Visio Trust, Series 2019-2, Class A1, 2.722%,
	11/25/54 (144A)	225,863
430,000(e)	Vista Point Securitization Trust, Series 2020-1,
	Class A3, 3.201%, 3/25/65 (144A)	445,720
	TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS
	(Cost $16,581,778)	$ 16,931,023
	COMMERCIAL MORTGAGE-BACKED
	SECURITIES — 2.2% of Net Assets
200,000(d)	Austin Fairmont Hotel Trust, Series 2019-FAIR,
	Class A, 1.176% (1 Month USD LIBOR + 105 bps),
	9/15/32 (144A)	$ 199,874
500,000	BANK, Series 2017-BNK7, Class AS, 3.748%, 9/15/60	563,489
200,000	Benchmark Mortgage Trust, Series 2018-B8, Class A4,
	3.963%, 1/15/52	230,228
150,000	Benchmark Mortgage Trust, Series 2019-B14, Class AS,
	3.352%, 12/15/62	167,565
150,000	Benchmark Mortgage Trust, Series 2020-B18, Class AM,
	2.335%, 7/15/53	156,310
250,000	Benchmark Mortgage Trust, Series 2020-B21, Class AS,
	2.254%, 12/17/53	257,265
399,634(d)	BX Commercial Mortgage Trust, Series 2020-BXLP,
	Class D, 1.376% (1 Month USD LIBOR + 125 bps),
	12/15/36 (144A)	399,884
100,000	CD Mortgage Trust, Series 2018-CD7, Class A3,
	4.013%, 8/15/51	116,245
250,000	CFCRE Commercial Mortgage Trust, Series 2016-C3,
	Class A2, 3.597%, 1/10/48	276,128
199,141(d)	CHC Commercial Mortgage Trust, Series 2019-CHC,
	Class D, 2.176% (1 Month USD LIBOR + 205 bps),
	6/15/34 (144A)	185,262

The accompanying notes are an integral part of these financial statements.
32 Pioneer Balanced ESG Fund | Semiannual Report | 1/31/21

Principal
Amount
USD ($)		Value
	COMMERCIAL MORTGAGE-BACKED
	SECURITIES — (continued)
248,926(d)	CHC Commercial Mortgage Trust, Series 2019-CHC,
	Class E, 2.476% (1 Month USD LIBOR + 235 bps),
	6/15/34 (144A)	$ 218,838
500,000(e)	Citigroup Commercial Mortgage Trust, Series 2014-GC19,
	Class B, 4.805%, 3/10/47	544,978
200,000(d)	Cold Storage Trust, Series 2020-ICE5, Class D, 2.227%
	(1 Month USD LIBOR + 210 bps), 11/15/37 (144A)	200,375
334,196	COMM Mortgage Trust, Series 2014-UBS3, Class A3,
	3.546%, 6/10/47	360,032
1,909	Credit Suisse First Boston Mortgage Securities Corp.,
	Series 2005-C2, Class AMFX, 4.877%, 4/15/37	1,889
400,000(d)	Credit Suisse Mortgage Capital Certificates, Series
	2019-ICE4, Class E, 2.276% (1 Month USD LIBOR +
	215 bps), 5/15/36 (144A)	401,027
250,000(e)	CSAIL Commercial Mortgage Trust, Series 2015-C4,
	Class AS, 4.174%, 11/15/48	281,031
30,000(d)	Freddie Mac Multifamily Structured Credit Risk, Series
	2021-MN1, Class M1, 2.086% (SOFR30A + 200 bps),
	1/25/51 (144A)	30,384
300,000	Freddie Mac Multifamily Structured Pass Through
	Certificates, Series K729, Class A2, 3.136%, 10/25/24	326,637
100,000(e)	FREMF Mortgage Trust, Series 2017-KW03, Class B,
	4.059%, 7/25/27 (144A)	102,759
125,223(d)	FREMF Mortgage Trust, Series 2019-KF64, Class B,
	2.444% (1 Month USD LIBOR + 230 bps), 6/25/26 (144A)	125,223
250,000(e)	FREMF Trust, Series 2018-KW04, Class B, 4.044%,
	9/25/28 (144A)	251,991
1,342,182(e)(f)	Government National Mortgage Association, Series
	2017-21, Class IO, 0.686%, 10/16/58	69,821
290,000	GS Mortgage Securities Trust, Series 2015-GC28,
	Class A5, 3.396%, 2/10/48	317,967
200,000	JP Morgan Chase Commercial Mortgage Securities
	Trust, Series 2016-JP2, Class A4, 2.822%, 8/15/49	217,197
375,000	JP Morgan Chase Commercial Mortgage Securities
	Trust, Series 2018-WPT, Class AFX, 4.248%,
	7/5/33 (144A)	400,159
250,000	JPMDB Commercial Mortgage Securities Trust, Series
	2018-C8, Class A4, 4.211%, 6/15/51	294,920
2,450,000(e)(f)	JPMDB Commercial Mortgage Securities Trust, Series
	2018-C8, Class XB, 0.112%, 6/15/51	23,451
250,000	Key Commercial Mortgage Securities Trust, Series
	2019-S2, Class A3, 3.469%, 6/15/52 (144A)	269,595
300,000(e)	Morgan Stanley Capital I Trust, Series 2018-MP, Class A,
	4.276%, 7/11/40 (144A)	329,326
85,000	Palisades Center Trust, Series 2016-PLSD, Class A,
	2.713%, 4/13/33 (144A)	78,412

The accompanying notes are an integral part of these financial statements.
Pioneer Balanced ESG Fund | Semiannual Report | 1/31/21 33

Schedule of Investments | 1/31/21
(unaudited) (continued)

Principal
Amount
USD ($)		Value
	COMMERCIAL MORTGAGE-BACKED
	SECURITIES — (continued)
400,000(e)	Wells Fargo Commercial Mortgage Trust, Series
	2018-C43, Class A4, 4.012%, 3/15/51	$ 464,180
250,000(e)	WFRBS Commercial Mortgage Trust, Series 2014-C25,
	Class D, 3.803%, 11/15/47 (144A)	226,527
	TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES
	(Cost $7,937,514)	$ 8,088,969
	CORPORATE BONDS — 11.1% of Net Assets
	Advertising — 0.1%
226,000	Interpublic Group of Cos., Inc., 4.75%, 3/30/30	$ 276,486
75,000	Outfront Media Capital LLC/Outfront Media Capital Corp.,
	6.25%, 6/15/25 (144A)	79,406
	Total Advertising	$ 355,892
	Aerospace & Defense — 0.1%
355,000	Raytheon Technologies Corp., 3.2%, 3/15/24	$ 382,589
	Total Aerospace & Defense	$ 382,589
	Airlines — 0.3%
138,648	Air Canada 2017-1 Class AA Pass Through Trust, 3.3%,
	1/15/30 (144A)	$ 137,548
301,000	Alaska Airlines 2020-1 Class A Pass Through Trust, 4.8%,
	8/15/27 (144A)	336,172
47,581	British Airways 2019-1 Class A Pass Through Trust,
	3.35%, 6/15/29 (144A)	45,987
113,549	British Airways 2019-1 Class AA Pass Through Trust,
	3.3%, 12/15/32 (144A)	114,422
60,000	British Airways 2020-1 Class A Pass Through Trust,
	4.25%, 11/15/32 (144A)	64,541
55,000	British Airways 2020-1 Class B Pass Through Trust,
	8.375%, 11/15/28 (144A)	62,825
21,342	Delta Air Lines 2020-1 Class AA Pass Through Trust,
	2.0%, 6/10/28	21,367
60,000	Delta Air Lines, Inc./SkyMiles IP, Ltd., 4.75%, 10/20/28
	(144A)	66,381
108,867	JetBlue 2019-1 Class AA Pass Through Trust,
	2.75%, 5/15/32	107,984
42,000	JetBlue 2020-1 Class A Pass Through Trust,
	4.0%, 11/15/32	45,786
140,000	Southwest Airlines Co., 2.625%, 2/10/30	141,674
74,000	United Airlines 2020-1 Class B Pass Through Trust,
	4.875%, 1/15/26	75,665
	Total Airlines	$ 1,220,352
	Auto Manufacturers — 0.1%
300,000	Ford Motor Credit Co. LLC, 5.584%, 3/18/24	$ 324,285
	Total Auto Manufacturers	$ 324,285

The accompanying notes are an integral part of these financial statements.
34 Pioneer Balanced ESG Fund | Semiannual Report | 1/31/21

Principal
Amount
USD ($)		Value
	Banks — 1.9%
200,000	ABN AMRO Bank NV, 4.8%, 4/18/26 (144A)	$ 233,257
200,000(e)	AIB Group Plc, 4.263% (3 Month USD LIBOR +
	187 bps), 4/10/25 (144A)	218,273
200,000	Banco Santander Chile, 2.7%, 1/10/25 (144A)	211,430
217,000(e)	Bank of America Corp., 4.083% (3 Month USD LIBOR +
	315 bps), 3/20/51	262,683
475,000(b)(e)	BNP Paribas SA, 6.625% (5 Year USD Swap Rate +
	415 bps) (144A)	514,330
305,000(e)	BPCE SA, 2.277% (SOFRRATE + 131 bps), 1/20/32 (144A)	306,083
200,000	BPCE SA, 4.875%, 4/1/26 (144A)	232,576
195,000(b)(e)	Citigroup, Inc., 4.7% (SOFRRATE + 323 bps)	199,387
391,000(b)(e)	Credit Suisse Group AG, 5.1% (5 Year CMT Index +
	329 bps) (144A)	399,915
465,000(b)(e)	Credit Suisse Group AG, 7.125% (5 Year USD Swap
	Rate + 511 bps)	492,319
195,000(e)	Goldman Sachs Group, Inc., 3.272% (3 Month USD
	LIBOR + 120 bps), 9/29/25	212,216
140,000(e)	Goldman Sachs Group, Inc., 4.223% (3 Month USD
	LIBOR + 130 bps), 5/1/29	164,129
413,000(b)(e)	JPMorgan Chase & Co., 4.6% (SOFRRATE + 313 bps)	424,977
951,000(b)(e)	JPMorgan Chase & Co., 5.0% (SOFRRATE + 338 bps)	1,003,122
200,000(b)(e)	Societe Generale SA, 5.375% (5 Year CMT Index +
	451 bps) (144A)	207,960
650,000(b)(e)	Societe Generale SA, 7.375% (5 Year USD Swap Rate +
	624 bps) (144A)	667,063
225,000	Sumitomo Mitsui Financial Group, Inc., 3.202%, 9/17/29	242,725
250,000	Truist Bank, 2.25%, 3/11/30	257,771
240,000(b)(e)	Truist Financial Corp., 5.1% (5 Year CMT Index + 435 bps)	270,672
240,000(b)(e)	UBS Group AG, 7.0% (5 Year USD Swap Rate +
	434 bps) (144A)	263,400
65,000(b)(e)	UBS Group AG, 7.125% (5 Year USD Swap Rate + 588 bps)	66,579
350,000(e)	UniCredit S.p.A., 2.569% (1 Year CMT Index +
	230 bps), 9/22/26 (144A)	354,628
	Total Banks	$ 7,205,495
	Building Materials — 0.1%
116,000	Carrier Global Corp., 2.7%, 2/15/31	$ 122,528
118,000	Carrier Global Corp., 2.722%, 2/15/30	124,704
85,000	Standard Industries, Inc., 4.375%, 7/15/30 (144A)	90,206
10,000	Summit Materials LLC/Summit Materials Finance
	Corp., 5.25%,
	1/15/29 (144A)	10,525
	Total Building Materials	$ 347,963

The accompanying notes are an integral part of these financial statements.
Pioneer Balanced ESG Fund | Semiannual Report | 1/31/21 35

Schedule of Investments | 1/31/21
(unaudited) (continued)

Principal
Amount
USD ($)		Value
	Chemicals — 0.1%
220,000	Albemarle Wodgina Pty, Ltd., 3.45%, 11/15/29	$ 232,973
55,000	Ingevity Corp., 3.875%, 11/1/28 (144A)	55,144
71,000	NOVA Chemicals Corp., 5.25%, 6/1/27 (144A)	74,017
	Total Chemicals	$ 362,134
	Commercial Services — 0.1%
35,000	Allied Universal Holdco LLC/Allied Universal Finance
	Corp., 6.625%, 7/15/26 (144A)	$ 37,492
115,000	Garda World Security Corp., 4.625%, 2/15/27 (144A)	116,725
115,000	Prime Security Services Borrower LLC/Prime
	Finance, Inc., 6.25%, 1/15/28 (144A)	122,475
	Total Commercial Services	$ 276,692
	Cosmetics/Personal Care — 0.0%†
75,000	Edgewell Personal Care Co., 5.5%, 6/1/28 (144A)	$ 80,230
	Total Cosmetics/Personal Care	$ 80,230
	Diversified Financial Services — 0.5%
145,000	Air Lease Corp., 3.125%, 12/1/30	$ 148,391
225,000	Alliance Data Systems Corp., 7.0%, 1/15/26 (144A)	238,500
18,000	Avolon Holdings Funding, Ltd., 3.95%, 7/1/24 (144A)	18,899
300,000	Capital One Financial Corp., 3.75%, 4/24/24	328,291
110,000	Capital One Financial Corp., 4.25%, 4/30/25	124,694
300,000(b)(e)	Charles Schwab Corp., 4.0% (5 Year CMT Index + 308 bps)	309,000
84,000(b)(e)	Charles Schwab Corp., 5.375% (5 Year CMT Index +
	497 bps)	93,102
275,000	GE Capital Funding LLC, 4.55%, 5/15/32 (144A)	323,407
45,000	Nationstar Mortgage Holdings, Inc., 5.125%,
	12/15/30 (144A)	46,688
50,000	Nationstar Mortgage Holdings, Inc., 5.5%,
	8/15/28 (144A)	51,625
15,000	Nationstar Mortgage Holdings, Inc., 6.0%,
	1/15/27 (144A)	15,863
	Total Diversified Financial Services	$ 1,698,460
	Electric — 0.9%
190,000	AES Corp., 2.45%, 1/15/31 (144A)	$ 190,125
60,000	AES Corp., 3.95%, 7/15/30 (144A)	67,254
125,000	American Electric Power Co., Inc., 4.3%, 12/1/28	147,469
220,000	Consolidated Edison Co. of New York, Inc.,
	4.625%, 12/1/54	286,472
76,000(c)	Dominion Energy, Inc., 3.071%, 8/15/24	82,534
250,000	Duke Energy Carolinas LLC, 3.95%, 3/15/48	301,439
230,000	Edison International, 2.95%, 3/15/23	239,248
200,000(e)	Enel S.p.A., 8.75% (5 Year USD Swap Rate +
	588 bps), 9/24/73 (144A)	233,500
310,000	Iberdrola International BV, 6.75%, 7/15/36	473,355

The accompanying notes are an integral part of these financial statements.
36 Pioneer Balanced ESG Fund | Semiannual Report | 1/31/21

Principal
Amount
USD ($)		Value
	Electric — (continued)
121,000	New York State Electric & Gas Corp., 3.3%,
	9/15/49 (144A)	$ 127,859
365,000	NextEra Energy Capital Holdings, Inc., 3.55%, 5/1/27	415,403
25,000	Pattern Energy Operations LP/Pattern Energy
	Operations, Inc., 4.5%, 8/15/28 (144A)	26,440
145,000	Puget Energy, Inc., 4.1%, 6/15/30	164,061
215,000	Sempra Energy, 3.4%, 2/1/28	240,751
200,000	Virginia Electric & Power Co., 4.45%, 2/15/44	254,337
	Total Electric	$ 3,250,247
	Electronics — 0.1%
220,000	Amphenol Corp., 3.125%, 9/15/21	$ 223,208
30,000	Sensata Technologies, Inc., 3.75%, 2/15/31 (144A)	30,789
	Total Electronics	$ 253,997
	Energy-Alternate Sources — 0.0%†
46,807	Alta Wind Holdings LLC, 7.0%, 6/30/35 (144A)	$ 54,243
	Total Energy-Alternate Sources	$ 54,243
	Environmental Control — 0.0%†
115,000	Covanta Holding Corp., 5.0%, 9/1/30	$ 120,750
	Total Environmental Control	$ 120,750
	Food — 0.1%
40,000	Pilgrim’s Pride Corp., 5.875%, 9/30/27 (144A)	$ 42,568
350,000	Smithfield Foods, Inc., 2.65%, 10/3/21 (144A)	352,889
155,000	Smithfield Foods, Inc., 3.0%, 10/15/30 (144A)	161,158
4,000	Smithfield Foods, Inc., 5.2%, 4/1/29 (144A)	4,742
	Total Food	$ 561,357
	Forest Products & Paper — 0.0%†
55,000	Clearwater Paper Corp., 4.75%, 8/15/28 (144A)	$ 56,909
41,000	International Paper Co., 7.3%, 11/15/39	65,142
	Total Forest Products & Paper	$ 122,051
	Gas — 0.2%
325,000	Boston Gas Co., 3.15%, 8/1/27 (144A)	$ 361,757
250,000	Southern California Gas Co., 5.125%, 11/15/40	335,096
	Total Gas	$ 696,853
	Healthcare-Products — 0.1%
140,000	Edwards Lifesciences Corp., 4.3%, 6/15/28	$ 163,484
350,000	Smith & Nephew Plc, 2.032%, 10/14/30	351,222
	Total Healthcare-Products	$ 514,706

The accompanying notes are an integral part of these financial statements.
Pioneer Balanced ESG Fund | Semiannual Report | 1/31/21 37

Schedule of Investments | 1/31/21
(unaudited) (continued)

Principal
Amount
USD ($)		Value
	Healthcare-Services — 0.2%
70,000	Centene Corp., 4.625%, 12/15/29	$ 77,609
400,000	Fresenius Medical Care US Finance III, Inc., 2.375%,
	2/16/31 (144A)	402,900
108,000	Health Care Service Corp. A Mutual Legal Reserve
	Co., 3.2%, 6/1/50 (144A)	112,146
40,000	Legacy LifePoint Health LLC, 6.75%, 4/15/25 (144A)	42,700
	Total Healthcare-Services	$ 635,355
	Home Builders — 0.0%†
83,000	Meritage Homes Corp., 6.0%, 6/1/25	$ 93,894
	Total Home Builders	$ 93,894
	Insurance — 1.2%
250,000	AXA SA, 8.6%, 12/15/30	$ 390,420
293,000	CNO Financial Group, Inc., 5.25%, 5/30/29	351,905
50,000(e)	Farmers Exchange Capital III, 5.454% (3 Month USD
	LIBOR + 345 bps), 10/15/54 (144A)	63,824
225,000(e)	Farmers Insurance Exchange, 4.747% (3 Month USD
	LIBOR + 323 bps), 11/1/57 (144A)	244,209
875,000	Liberty Mutual Insurance Co., 7.697%, 10/15/97 (144A)	1,349,066
115,000	Nationwide Financial Services, Inc., 3.9%,
	11/30/49 (144A)	126,066
250,000	Nationwide Financial Services, Inc., 5.3%,
	11/18/44 (144A)	296,534
270,000	Nationwide Mutual Insurance Co., 4.35%, 4/30/50 (144A)	305,393
80,000	New York Life Insurance Co., 3.75%, 5/15/50 (144A)	92,267
270,000(e)	Nippon Life Insurance Co., 2.75% (5 Year CMT Index +
	265 bps), 1/21/51 (144A)	267,145
305,000	Prudential Financial, Inc., 3.0%, 3/10/40	323,166
250,000	Prudential Financial, Inc., 3.878%, 3/27/28	293,976
110,000	Teachers Insurance & Annuity Association of America,
	4.27%, 5/15/47 (144A)	133,824
110,000	Teachers Insurance & Annuity Association of America,
	4.9%, 9/15/44 (144A)	143,448
20,000	Teachers Insurance & Annuity Association of America,
	6.85%, 12/16/39 (144A)	30,636
40,000	Willis North America, Inc., 2.95%, 9/15/29	43,111
	Total Insurance	$ 4,454,990
	Internet — 0.1%
50,000	ANGI Group LLC, 3.875%, 8/15/28 (144A)	$ 49,812
390,000	Expedia Group, Inc., 3.25%, 2/15/30	398,351
	Total Internet	$ 448,163

The accompanying notes are an integral part of these financial statements.
38 Pioneer Balanced ESG Fund | Semiannual Report | 1/31/21

Principal
Amount
USD ($)		Value
	Lodging — 0.2%
110,000	Hilton Domestic Operating Co., Inc., 3.75%,
	5/1/29 (144A)	$ 111,721
105,000	Hilton Domestic Operating Co., Inc., 4.0%, 5/1/31 (144A)	107,879
150,000	Marriott International, Inc., 3.5%, 10/15/32	158,965
290,000	Marriott International, Inc., 4.625%, 6/15/30	331,225
25,000	Marriott International, Inc., 5.75%, 5/1/25	28,996
	Total Lodging	$ 738,786
	Machinery-Diversified — 0.2%
500,000	CNH Industrial Capital LLC, 1.875%, 1/15/26	$ 519,477
180,000	CNH Industrial Capital LLC, 1.95%, 7/2/23	185,316
	Total Machinery-Diversified	$ 704,793
	Media — 0.2%
170,000	Comcast Corp., 4.15%, 10/15/28	$ 201,399
200,000	CSC Holdings LLC, 4.625%, 12/1/30 (144A)	204,000
86,000	Diamond Sports Group LLC/Diamond Sports Finance
	Co., 6.625%, 8/15/27 (144A)	54,610
30,000	Sinclair Television Group, Inc., 4.125%, 12/1/30 (144A)	29,887
350,000	Walt Disney Co., 3.8%, 3/22/30	409,104
	Total Media	$ 899,000
	Mining — 0.1%
250,000	Corp Nacional del Cobre de Chile, 5.625%,
	10/18/43 (144A)	$ 337,489
	Total Mining	$ 337,489
	Miscellaneous Manufacturers — 0.1%
95,000	General Electric Co., 4.25%, 5/1/40	$ 108,214
205,000	General Electric Co., 4.35%, 5/1/50	236,121
	Total Miscellaneous Manufacturers	$ 344,335
	Multi-National — 0.1%
370,000	Banque Ouest Africaine de Developpement, 4.7%,
	10/22/31 (144A)	$ 404,084
	Total Multi-National	$ 404,084
	Oil & Gas — 0.3%
385,000	Cenovus Energy, Inc., 6.75%, 11/15/39	$ 498,723
45,000	Hilcorp Energy I LP/Hilcorp Finance Co., 6.0%,
	2/1/31 (144A)	45,675
95,000	MEG Energy Corp., 7.125%, 2/1/27 (144A)	98,087
30,000	PBF Holding Co. LLC/PBF Finance Corp., 9.25%,
	5/15/25 (144A)	28,939
70,000	Phillips 66, 2.15%, 12/15/30	68,989
250,000	Sinopec Group Overseas Development 2014, Ltd.,
	4.375%, 4/10/24 (144A)	274,870

The accompanying notes are an integral part of these financial statements.
Pioneer Balanced ESG Fund | Semiannual Report | 1/31/21 39

Schedule of Investments | 1/31/21
(unaudited) (continued)

Principal
Amount
USD ($)		Value
	Oil & Gas — (continued)
80,000	Valero Energy Corp., 2.15%, 9/15/27	$ 80,859
162,000	Valero Energy Corp., 6.625%, 6/15/37	212,529
	Total Oil & Gas	$ 1,308,671
	Pharmaceuticals — 0.5%
618,000	AbbVie, Inc., 3.2%, 11/21/29	$ 683,439
117,000	AbbVie, Inc., 4.05%, 11/21/39	136,212
200,000	Bayer US Finance II LLC, 4.25%, 12/15/25 (144A)	228,264
250,000	Cardinal Health, Inc., 4.9%, 9/15/45	299,732
135,000	Cigna Corp., 4.375%, 10/15/28	160,423
94,051	CVS Pass-Through Trust, 5.298%, 1/11/27 (144A)	103,340
86,694	CVS Pass-Through Trust, 5.773%, 1/10/33 (144A)	103,181
68,536	CVS Pass-Through Trust, 8.353%, 7/10/31 (144A)	90,825
	Total Pharmaceuticals	$ 1,805,416
	Pipelines — 0.9%
40,000	Enable Midstream Partners LP, 4.15%, 9/15/29	$ 39,477
68,000	Enable Midstream Partners LP, 4.4%, 3/15/27	70,923
332,000	Enable Midstream Partners LP, 4.95%, 5/15/28	349,827
225,000	Enbridge, Inc., 3.7%, 7/15/27	256,142
210,000	EnLink Midstream Partners LP, 5.45%, 6/1/47	167,869
47,000	EnLink Midstream Partners LP, 5.6%, 4/1/44	37,717
85,000	Hess Midstream Operations LP, 5.125%, 6/15/28 (144A)	88,213
280,000	MPLX LP, 4.25%, 12/1/27	321,677
105,000	MPLX LP, 4.875%, 12/1/24	119,264
55,000	MPLX LP, 4.875%, 6/1/25	63,080
400,000	Phillips 66 Partners LP, 3.75%, 3/1/28	433,304
125,000(b)(e)	Plains All American Pipeline LP, 6.125% (3 Month
	USD LIBOR + 411 bps)	103,725
125,000	Plains All American Pipeline LP/PAA Finance Corp.,
	4.9%, 2/15/45	130,396
290,000	Sabine Pass Liquefaction LLC, 5.0%, 3/15/27	342,636
300,000	Texas Eastern Transmission LP, 3.5%, 1/15/28 (144A)	329,034
205,000	Williams Cos., Inc., 5.75%, 6/24/44	256,866
242,000	Williams Cos., Inc., 7.75%, 6/15/31	324,359
	Total Pipelines	$ 3,434,509
	Real Estate — 0.1%
250,000(b)(e)	AT Securities BV, 5.25% (5 Year USD Swap Rate + 355 bps)	$ 260,750
	Total Real Estate	$ 260,750
	REITs — 0.7%
125,000	Alexandria Real Estate Equities, Inc., 1.875%, 2/1/33	$ 121,802
50,000	Alexandria Real Estate Equities, Inc., 3.45%, 4/30/25	55,273
300,000	Duke Realty LP, 3.75%, 12/1/24	332,036
399,000	Healthcare Realty Trust, Inc., 2.05%, 3/15/31	395,005

The accompanying notes are an integral part of these financial statements.
40 Pioneer Balanced ESG Fund | Semiannual Report | 1/31/21

Principal
Amount
USD ($)		Value
	REITs — (continued)
265,000	Healthcare Trust of America Holdings LP, 3.1%, 2/15/30	$ 286,315
23,000	Highwoods Realty LP, 2.6%, 2/1/31	23,320
350,000	Highwoods Realty LP, 3.625%, 1/15/23	364,926
82,000	Iron Mountain, Inc., 4.5%, 2/15/31 (144A)	83,845
160,000	iStar, Inc., 4.25%, 8/1/25	157,200
65,000	iStar, Inc., 4.75%, 10/1/24	66,671
110,000	Lexington Realty Trust, 2.7%, 9/15/30	112,990
160,000	MPT Operating Partnership LP/MPT Finance Corp.,
	3.5%, 3/15/31	162,177
205,000	UDR, Inc., 1.9%, 3/15/33	199,939
155,000	UDR, Inc., 4.0%, 10/1/25	174,794
140,000	UDR, Inc., 4.4%, 1/26/29	164,794
	Total REITs	$ 2,701,087
	Retail — 0.4%
240,000	7-Eleven, Inc., 1.8%, 2/10/31 (144A)	$ 237,645
240,000	7-Eleven, Inc., 2.8%, 2/10/51 (144A)	236,358
250,000	AutoNation, Inc., 4.75%, 6/1/30	300,537
565,000	Best Buy Co., Inc., 1.95%, 10/1/30	558,551
	Total Retail	$ 1,333,091
	Semiconductors — 0.1%
60,000	Broadcom, Inc., 4.3%, 11/15/32	$ 69,204
391,000	Broadcom, Inc., 5.0%, 4/15/30	465,592
	Total Semiconductors	$ 534,796
	Software — 0.2%
415,000	Citrix Systems, Inc., 3.3%, 3/1/30	$ 446,330
175,000	Infor, Inc., 1.75%, 7/15/25 (144A)	180,563
	Total Software	$ 626,893
	Telecommunications — 0.3%
130,000	Level 3 Financing, Inc., 4.625%, 9/15/27 (144A)	$ 135,362
35,000	LogMeIn, Inc., 5.5%, 9/1/27 (144A)	36,619
110,000	Lumen Technologies, Inc., 5.8%, 3/15/22	114,950
215,000	Motorola Solutions, Inc., 2.3%, 11/15/30	215,292
625,000	T-Mobile USA, Inc., 2.55%, 2/15/31 (144A)	640,175
	Total Telecommunications	$ 1,142,398
	Transportation — 0.4%
150,000	Burlington Northern Santa Fe LLC, 5.15%, 9/1/43	$ 208,266
250,000	FedEx Corp., 4.55%, 4/1/46	302,383
370,000	Union Pacific Corp., 3.375%, 2/1/35	419,545
350,000	United Parcel Service, Inc., 4.45%, 4/1/30	429,693
	Total Transportation	$ 1,359,887

The accompanying notes are an integral part of these financial statements.
Pioneer Balanced ESG Fund | Semiannual Report | 1/31/21 41

Schedule of Investments | 1/31/21
(unaudited) (continued)

Principal
Amount
USD ($)		Value
Trucking & Leasing — 0.1%
165,000	Penske Truck Leasing Co. LP/PTL Finance Corp.,
	3.35%, 11/1/29 (144A)	$ 179,729
99,000	Penske Truck Leasing Co. LP/PTL Finance Corp.,
	4.2%, 4/1/27 (144A)	115,078
	Total Trucking & Leasing	$ 294,807
Water — 0.0%†
75,000	Essential Utilities, Inc., 3.566%, 5/1/29	$ 84,673
	Total Water	$ 84,673
TOTAL CORPORATE BONDS
	(Cost $38,634,944)	$ 41,776,163
FOREIGN GOVERNMENT BONDS — 0.2% of
Net Assets
Mexico — 0.1%
300,000	Mexico Government International Bond, 4.6%, 2/10/48	$ 330,378
	Total Mexico	$ 330,378
Philippines — 0.1%
200,000	Philippine Government International Bond,
	5.0%, 1/13/37	$ 262,547
	Total Philippines	$ 262,547
TOTAL FOREIGN GOVERNMENT BONDS
	(Cost $537,090)	$ 592,925
INSURANCE-LINKED SECURITIES — 0.4% of
Net Assets#
Event Linked Bonds — 0.4%
Health – U.S. — 0.0%†
250,000(d)	Vitality Re X, 1.798% (3 Month U.S. Treasury Bill +
	175 bps), 1/10/23 (144A)	$ 243,750
Multiperil – U.S. — 0.2%
250,000(d)	Easton Re Pte, 4.0% (3 Month U.S. Treasury Bill +
	400 bps), 1/8/24 (144A)	$ 249,950
250,000(d)	Residential Reinsurance 2017, 5.978% (3 Month
	U.S. Treasury Bill + 593 bps), 12/6/21 (144A)	250,500
250,000(d)	Tailwind Re 2017-1, 7.698% (3 Month U.S. Treasury
	Bill + 765 bps), 1/8/22 (144A)	254,050
$ 754,500
Multiperil – U.S. & Canada — 0.1%
250,000(d)	Mona Lisa Re, 8.048% (3 Month U.S. Treasury Bill +
	800 bps), 1/9/23 (144A)	$ 253,750
Windstorm – U.S. — 0.1%
250,000(d)	Bonanza Re, 4.801% (3 Month U.S. Treasury Bill +
	475 bps), 12/23/24 (144A)	$ 250,150
	Total Event Linked Bonds	$ 1,502,150

The accompanying notes are an integral part of these financial statements.
42 Pioneer Balanced ESG Fund | Semiannual Report | 1/31/21

Face
Amount
USD ($)		Value
Collateralized Reinsurance — 0.0%†
Multiperil – Worldwide — 0.0%†
250,000+(a)(g)	Resilience Re, 4/6/21	$ 25
	Total Collateralized Reinsurance	$ 25
Reinsurance Sidecars — 0.0%†
Multiperil – Worldwide — 0.0%†
250,000+(a)(g)	Bantry Re 2016, 3/31/21	$ 20,150
100,000+(a)(h)	Lorenz Re 2018, 7/1/21	1,190
100,000+(a)(g)	Sector Re V, Series 9, Class A, 3/1/24 (144A)	42,930
$ 64,270
	Total Reinsurance Sidecars	$ 64,270
TOTAL INSURANCE-LINKED SECURITIES
	(Cost $1,643,752)	$ 1,566,445
Principal
Amount
USD ($)
MUNICIPAL BONDS — 0.1% of Net Assets(i)
Municipal Education — 0.0%†
100,000	Massachusetts Development Finance Agency,
	Series B, 4.844%, 9/1/43	$ 127,493
	Total Municipal Education	$ 127,493
Municipal General — 0.0%†
100,000(j)	Central Texas Regional Mobility Authority, 1/1/25	$ 96,213
	Total Municipal General	$ 96,213
Municipal Higher Education — 0.1%
200,000	University of California, Series AG, 4.062%, 5/15/33	$ 213,140
	Total Municipal Higher Education	$ 213,140
Municipal Medical — 0.0%†
100,000	Health & Educational Facilities Authority of the State of
Missouri, Washington University, Series A,
	3.685%, 2/15/47	$ 120,282
	Total Municipal Medical	$ 120,282
TOTAL MUNICIPAL BONDS
	(Cost $481,042)	$ 557,128
SENIOR SECURED FLOATING RATE LOAN
INTERESTS — 0.2% of Net Assets*(d)
Broadcasting & Entertainment — 0.0%†
166,733	Sinclair Television Group, Inc., Tranche B Term Loan,
	2.38% (LIBOR + 225 bps), 1/3/24	$ 166,191
	Total Broadcasting & Entertainment	$ 166,191

The accompanying notes are an integral part of these financial statements.
Pioneer Balanced ESG Fund | Semiannual Report | 1/31/21 43

Schedule of Investments | 1/31/21
(unaudited) (continued)

Principal
Amount
USD ($)		Value
	Computers & Electronics — 0.1%
170,188	Iron Mountain Information Management LLC,
	Incremental Term B Loan, 1.871% (LIBOR +
	175 bps), 1/2/26	$ 169,549
	Total Computers & Electronics	$ 169,549
	Insurance — 0.0%†
97,236	USI, Inc. (fka Compass Investors, Inc.), 2017 New
	Term Loan, 3.254% (LIBOR + 300 bps), 5/16/24	$ 96,689
	Total Insurance	$ 96,689
	Leasing — 0.1%
73,718	Avolon TLB Borrower 1 (US) LLC, Term B-4 Loan,
	2.25% (LIBOR + 150 bps), 2/12/27	$ 73,465
131,288	IBC Capital I, Ltd. (aka Goodpack, Ltd.), First Lien
	Tranche B-1 Term Loan, 3.986% (LIBOR +
	375 bps), 9/11/23	131,397
	Total Leasing	$ 204,862
	Professional & Business Services — 0.0%†
79,327	SIWF Holdings, Inc., (aka Spring Window Fashions),
	First Lien Initial Term Loan, 4.371% (LIBOR +
	425 bps), 6/15/25	$ 79,005
	Total Professional & Business Services	$ 79,005
	TOTAL SENIOR SECURED FLOATING RATE LOAN INTERESTS
	(Cost $717,826)	$ 716,296
	U.S. GOVERNMENT AND AGENCY
	OBLIGATIONS — 20.1% of Net Assets
309,909	Fannie Mae, 1.5%, 12/1/35	$ 317,697
2,000,000	Fannie Mae, 1.5%, 2/1/36 (TBA)	2,049,609
150,000	Fannie Mae, 1.5%, 2/1/51 (TBA)	150,527
1,053,257	Fannie Mae, 2.0%, 12/1/35	1,100,684
4,508,194	Fannie Mae, 2.0%, 1/1/51	4,651,296
600,000	Fannie Mae, 2.0%, 2/1/51 (TBA)	618,984
30,537	Fannie Mae, 2.5%, 3/1/43	32,430
20,630	Fannie Mae, 2.5%, 4/1/43	21,895
9,752	Fannie Mae, 2.5%, 8/1/43	10,347
19,743	Fannie Mae, 2.5%, 4/1/45	21,111
27,831	Fannie Mae, 2.5%, 4/1/45	29,764
23,396	Fannie Mae, 2.5%, 8/1/45	24,922
210,000	Fannie Mae, 2.5%, 2/1/51 (TBA)	221,173
57,612	Fannie Mae, 3.0%, 10/1/30	62,109
200,000	Fannie Mae, 3.0%, 9/1/39	210,197
244,944	Fannie Mae, 3.0%, 11/1/39	257,646
15,304	Fannie Mae, 3.0%, 2/1/43	16,641
141,757	Fannie Mae, 3.0%, 6/1/45	154,804

The accompanying notes are an integral part of these financial statements.
44 Pioneer Balanced ESG Fund | Semiannual Report | 1/31/21

Principal
Amount
USD ($)		Value
	U.S. GOVERNMENT AND AGENCY
	OBLIGATIONS — (continued)
999,901	Fannie Mae, 3.0%, 7/1/45	$ 1,065,052
6,177	Fannie Mae, 3.0%, 5/1/46	6,634
7,900	Fannie Mae, 3.0%, 10/1/46	8,598
4,670	Fannie Mae, 3.0%, 1/1/47	5,083
24,636	Fannie Mae, 3.0%, 7/1/49	26,827
2,761,649	Fannie Mae, 3.0%, 12/1/49	2,902,644
529,947	Fannie Mae, 3.0%, 3/1/50	557,310
1,168,900	Fannie Mae, 3.0%, 6/1/50	1,227,385
4,150,000	Fannie Mae, 3.0%, 2/1/51 (TBA)	4,363,903
643,291	Fannie Mae, 3.5%, 7/1/43	703,845
176,536	Fannie Mae, 3.5%, 1/1/47	192,082
30,800	Fannie Mae, 3.5%, 2/1/49	32,643
35,514	Fannie Mae, 3.5%, 4/1/49	37,473
242,209	Fannie Mae, 3.5%, 5/1/49	267,360
360,310	Fannie Mae, 3.5%, 5/1/49	402,159
352,587	Fannie Mae, 3.5%, 6/1/49	393,475
1,115,000	Fannie Mae, 3.5%, 2/1/51 (TBA)	1,185,384
114,853	Fannie Mae, 4.0%, 10/1/40	130,284
215,520	Fannie Mae, 4.0%, 3/1/41	237,993
47,139	Fannie Mae, 4.0%, 5/1/42	51,559
284,293	Fannie Mae, 4.0%, 6/1/42	314,581
101,708	Fannie Mae, 4.0%, 9/1/42	112,265
168,622	Fannie Mae, 4.0%, 7/1/43	180,787
70,051	Fannie Mae, 4.0%, 8/1/43	76,656
145,598	Fannie Mae, 4.0%, 8/1/43	159,347
48,448	Fannie Mae, 4.0%, 4/1/47	52,906
12,665	Fannie Mae, 4.0%, 6/1/47	13,750
21,262	Fannie Mae, 4.0%, 6/1/47	23,164
382,019	Fannie Mae, 4.0%, 3/1/48	409,819
2,190,000	Fannie Mae, 4.0%, 2/1/51 (TBA)	2,348,390
204,439	Fannie Mae, 4.5%, 6/1/40	227,483
145,913	Fannie Mae, 4.5%, 4/1/41	165,632
178,141	Fannie Mae, 4.5%, 12/1/43	197,013
530,397	Fannie Mae, 4.5%, 5/1/49	582,416
316,659	Fannie Mae, 4.5%, 4/1/50	348,528
4,679,000	Fannie Mae, 4.5%, 2/1/51 (TBA)	5,082,564
100,515	Fannie Mae, 5.0%, 5/1/31	113,899
33,004	Fannie Mae, 5.0%, 6/1/49	36,439
23,583	Fannie Mae, 5.0%, 10/1/49	26,070
6,108	Fannie Mae, 5.5%, 3/1/23	6,292
5,559	Fannie Mae, 5.5%, 3/1/34	6,217
6,699	Fannie Mae, 5.5%, 12/1/34	7,660

The accompanying notes are an integral part of these financial statements.
Pioneer Balanced ESG Fund | Semiannual Report | 1/31/21 45

Schedule of Investments | 1/31/21
(unaudited) (continued)

Principal
Amount
USD ($)		Value
	U.S. GOVERNMENT AND AGENCY
	OBLIGATIONS — (continued)
41,871	Fannie Mae, 5.5%, 10/1/35	$ 48,696
15,834	Fannie Mae, 5.5%, 12/1/35	18,505
20,076	Fannie Mae, 5.5%, 12/1/35	23,466
12,134	Fannie Mae, 5.5%, 5/1/37	14,225
77,111	Fannie Mae, 5.5%, 5/1/38	90,375
462	Fannie Mae, 6.0%, 9/1/29	528
1,402	Fannie Mae, 6.0%, 8/1/32	1,680
10,368	Fannie Mae, 6.0%, 12/1/33	11,960
7,670	Fannie Mae, 6.0%, 10/1/37	9,206
4,995	Fannie Mae, 6.0%, 12/1/37	5,956
9,274	Fannie Mae, 6.5%, 4/1/29	10,307
3,347	Fannie Mae, 6.5%, 7/1/29	3,762
12,682	Fannie Mae, 6.5%, 5/1/32	14,547
11,628	Fannie Mae, 6.5%, 9/1/32	13,885
5,302	Fannie Mae, 6.5%, 10/1/32	6,113
9,567	Fannie Mae, 7.0%, 1/1/36	11,329
481,802	Federal Home Loan Mortgage Corp., 1.5%, 1/1/36	493,947
1,485,593	Federal Home Loan Mortgage Corp., 1.5%, 1/1/51	1,491,405
915,539	Federal Home Loan Mortgage Corp., 2.0%, 12/1/35	956,764
49,470	Federal Home Loan Mortgage Corp., 3.0%, 2/1/43	54,055
92,191	Federal Home Loan Mortgage Corp., 3.0%, 4/1/43	100,735
54,823	Federal Home Loan Mortgage Corp., 3.0%, 5/1/43	59,626
109,015	Federal Home Loan Mortgage Corp., 3.0%, 6/1/46	118,525
27,220	Federal Home Loan Mortgage Corp., 3.0%, 12/1/46	29,541
214,057	Federal Home Loan Mortgage Corp., 3.0%, 2/1/47	233,652
9,614	Federal Home Loan Mortgage Corp., 3.0%, 11/1/47	10,475
213,749	Federal Home Loan Mortgage Corp., 3.0%, 4/1/50	224,840
154,276	Federal Home Loan Mortgage Corp., 3.5%, 3/1/42	167,377
151,879	Federal Home Loan Mortgage Corp., 3.5%, 8/1/46	166,780
155,896	Federal Home Loan Mortgage Corp., 3.5%, 8/1/46	170,275
161,130	Federal Home Loan Mortgage Corp., 3.5%, 8/1/46	175,746
15,329	Federal Home Loan Mortgage Corp., 3.5%, 6/1/47	16,741
176,551	Federal Home Loan Mortgage Corp., 4.0%, 2/1/40	195,304
262,836	Federal Home Loan Mortgage Corp., 4.0%, 11/1/40	287,715
268,431	Federal Home Loan Mortgage Corp., 4.0%, 11/1/40	295,684
167,263	Federal Home Loan Mortgage Corp., 4.0%, 1/1/41	183,682
30,998	Federal Home Loan Mortgage Corp., 4.0%, 4/1/47	34,000
37,039	Federal Home Loan Mortgage Corp., 4.0%, 4/1/47	40,201
91,913	Federal Home Loan Mortgage Corp., 4.0%, 4/1/47	100,110
27,499	Federal Home Loan Mortgage Corp., 4.5%, 8/1/34	30,552
97,836	Federal Home Loan Mortgage Corp., 4.5%, 5/1/40	109,551
45,894	Federal Home Loan Mortgage Corp., 4.5%, 7/1/40	51,027

The accompanying notes are an integral part of these financial statements.
46 Pioneer Balanced ESG Fund | Semiannual Report | 1/31/21

Principal
Amount
USD ($)		Value
	U.S. GOVERNMENT AND AGENCY
	OBLIGATIONS — (continued)
102,862	Federal Home Loan Mortgage Corp., 4.5%, 5/1/41	$ 114,347
22,034	Federal Home Loan Mortgage Corp., 5.0%, 11/1/34	25,611
18,595	Federal Home Loan Mortgage Corp., 5.0%, 8/1/37	21,579
4,114	Federal Home Loan Mortgage Corp., 5.0%, 5/1/39	4,784
11,492	Federal Home Loan Mortgage Corp., 5.0%, 12/1/39	13,365
38,646	Federal Home Loan Mortgage Corp., 5.0%, 10/1/49	42,693
654,908	Federal Home Loan Mortgage Corp., 5.0%, 12/1/49	723,195
12,173	Federal Home Loan Mortgage Corp., 5.5%, 11/1/34	14,227
7,857	Federal Home Loan Mortgage Corp., 6.0%, 1/1/38	9,334
13,693	Federal Home Loan Mortgage Corp., 6.0%, 10/1/38	16,165
5,345	Federal Home Loan Mortgage Corp., 6.5%, 10/1/33	6,366
70,905	Federal Home Loan Mortgage Corp., 7.0%, 10/1/46	74,271
530,000	Government National Mortgage Association,
	2.0%, 2/1/51 (TBA)	549,916
1,420,000	Government National Mortgage Association,
	2.5%, 2/1/51 (TBA)	1,493,330
920,000	Government National Mortgage Association,
	3.0%, 2/1/51 (TBA)	964,329
760,000	Government National Mortgage Association,
	3.5%, 2/1/51 (TBA)	805,125
165,000	Government National Mortgage Association,
	4.0%, 2/1/51 (TBA)	176,418
149,000	Government National Mortgage Association,
	4.5%, 2/1/51 (TBA)	160,501
115,275	Government National Mortgage Association I,
	3.5%, 11/15/41	124,655
20,060	Government National Mortgage Association I,
	3.5%, 10/15/42	21,560
200,309	Government National Mortgage Association I,
	4.0%, 9/15/41	217,194
34,376	Government National Mortgage Association I,
	4.0%, 4/15/45	37,340
66,987	Government National Mortgage Association I,
	4.0%, 6/15/45	73,602
35,193	Government National Mortgage Association I,
	4.5%, 5/15/39	39,930
7,399	Government National Mortgage Association I,
	5.5%, 8/15/33	8,560
10,006	Government National Mortgage Association I,
	5.5%, 9/15/33	11,122
10,764	Government National Mortgage Association I,
	6.0%, 10/15/33	12,605
9,456	Government National Mortgage Association I,
	6.0%, 9/15/34	10,641
41,986	Government National Mortgage Association I,
	6.0%, 9/15/38	50,125

The accompanying notes are an integral part of these financial statements.
Pioneer Balanced ESG Fund | Semiannual Report | 1/31/21 47

Schedule of Investments | 1/31/21
(unaudited) (continued)

Principal
Amount
USD ($)		Value
	U.S. GOVERNMENT AND AGENCY
	OBLIGATIONS — (continued)
5,686	Government National Mortgage Association I,
	6.5%, 10/15/28	$ 6,338
16,455	Government National Mortgage Association I,
	6.5%, 5/15/31	18,611
10,674	Government National Mortgage Association I,
	6.5%, 6/15/32	12,735
13,741	Government National Mortgage Association I,
	6.5%, 12/15/32	16,339
13,247	Government National Mortgage Association I,
	6.5%, 5/15/33	14,767
207	Government National Mortgage Association I,
	7.0%, 8/15/28	232
2,514	Government National Mortgage Association I,
	8.0%, 2/15/30	2,525
48,608	Government National Mortgage Association II,
	4.5%, 9/20/44	52,429
23,191	Government National Mortgage Association II,
	4.5%, 10/20/44	25,980
48,939	Government National Mortgage Association II,
	4.5%, 11/20/44	54,936
16,895	Government National Mortgage Association II,
	5.5%, 2/20/34	19,717
26,544	Government National Mortgage Association II,
	6.5%, 11/20/28	30,279
1,380	Government National Mortgage Association II,
	7.5%, 9/20/29	1,612
4,000,000(j)	U.S. Treasury Bills, 2/4/21	3,999,985
8,000,000(j)	U.S. Treasury Bills, 2/18/21	7,999,839
6,000,000(j)	U.S. Treasury Bills, 3/11/21	5,999,699
4,000,000(j)	U.S. Treasury Bills, 3/16/21	3,999,713
422,488	U.S. Treasury Inflation Indexed Bonds, 0.25%, 2/15/50	490,345
1,073,220	U.S. Treasury Inflation Indexed Bonds, 1.0%, 2/15/48	1,468,578
982,443	U.S. Treasury Inflation Indexed Bonds, 1.0%, 2/15/49	1,353,673
1,250,000	U.S. Treasury Notes, 0.375%, 4/30/25	1,251,709
2,500,000	U.S. Treasury Notes, 1.5%, 2/15/30	2,604,980
	TOTAL U.S. GOVERNMENT AND AGENCY OBLIGATIONS
	(Cost $74,355,901)	$ 75,572,168
	TOTAL INVESTMENTS IN UNAFFILIATED ISSUERS — 103.3%
	(Cost $322,367,221)	$387,442,755

The accompanying notes are an integral part of these financial statements.
48 Pioneer Balanced ESG Fund | Semiannual Report | 1/31/21

			Net	Change in Net
			Realized	Unrealized
		Dividend	Gain	Appreciation
Shares		Income	(Loss)	(Depreciation)	Value
AFFILIATED ISSUER — 0.3%
CLOSED-END FUND — 0.3% of Net Assets
110,371(k)	Pioneer ILS
	Interval Fund	$48,740	$ —	$(9,933)	$ 939,257
TOTAL CLOSED-END FUND
	(Cost $1,123,856)				$ 939,257
TOTAL INVESTMENTS IN AFFILIATED ISSUER — 0.3%
	(Cost $1,123,856)				$ 939,257
	OTHER ASSETS AND LIABILITIES — (3.6)%				$ (13,220,918)
	NET ASSETS — 100.0%			$375,161,094

bps	Basis Points.
CMT	Constant Maturity Treasury Index.
FREMF	Freddie Mac Multifamily Fixed-Rate Mortgage Loans.
ICE	Intercontinental Exchange.
LIBOR	London Interbank Offered Rate.
REIT	Real Estate Investment Trust.
REMICS	Real Estate Mortgage Investment Conduits.
SOFRRATE	Secured Overnight Financing Rate.
(144A)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold normally to qualified institutional buyers in a transaction exempt from registration. At January 31, 2021, the value of these securities amounted to
$45,885,934, or 12.2% of net assets.
(A.D.R.)	American Depositary Receipts.
(TBA)	“To Be Announced” Securities.
†	Amount rounds to less than 0.1%.
*	Senior secured floating rate loan interests in which the Fund invests generally pay interest at rates that are periodically redetermined by reference to a base lending rate plus a premium. These base lending rates are generally (i) the lending rate offered by one or more major European banks, such as LIBOR, (ii) the prime rate offered by one or more major United States banks, (iii) the rate of a certificate of deposit or (iv) other base lending rates used by commercial lenders. The interest rate shown is the rate accruing at
January 31, 2021.
+	Security that used significant unobservable inputs to determine its value.
(a)	Non-income producing security.
(b)	Security is perpetual in nature and has no stated maturity date.
(c)	Debt obligation initially issued at one coupon which converts to a higher coupon at a specific date. The rate shown is the rate at January 31, 2021.
(d)	Floating rate note. Coupon rate, reference index and spread shown at January 31, 2021.
(e)	The interest rate is subject to change periodically. The interest rate and/or reference index and spread shown at January 31, 2021.

The accompanying notes are an integral part of these financial statements.
Pioneer Balanced ESG Fund | Semiannual Report | 1/31/21 49

Schedule of Investments | 1/31/21
(unaudited) (continued)

(f)	Security represents the interest-only portion payments on a pool of underlying mortgages or mortgage-backed securities.
(g)	Issued as participation notes.
(h)	Issued as preference shares.
(i)	Consists of Revenue Bonds unless otherwise indicated.
(j)	Security issued with a zero coupon. Income is recognized through accretion of discount.
(k)	Pioneer ILS Interval Fund is an affiliated closed-end fund managed by Amundi Asset
Management US, Inc. (the “Adviser”).
#	Securities are restricted as to resale.

Restricted Securities	Acquisition date	Cost	Value
Bantry Re 2016	2/6/2019	$20,150	$20,150
Bonanza Re	12/15/2020	250,000	250,150
Easton Re Pte	12/15/2020	250,000	249,950
Lorenz Re 2018	6/26/2018	22,995	1,190
Mona Lisa Re	12/30/2019	250,000	253,750
Residential Reinsurance 2017	11/3/2017	250,000	250,500
Resilience Re	4/13/2017	817	25
Sector Re V, Series 9, Class A	4/23/2019	100,000	42,930
Tailwind Re 2017-1	12/20/2017	250,000	254,050
Vitality Re X	2/3/2020	249,790	243,750
Total Restricted Securities			$1,566,445
% of Net assets			0.4%

FUTURES CONTRACTS
FIXED INCOME INDEX FUTURES CONTRACTS
Number of					Unrealized
Contracts		Expiration	Notional	Market	Appreciation
Long	Description	Date	Amount	Value	(Depreciation)
54	U.S. 2 Year
	Note (CBT)	3/31/21	$11,921,312	$11,932,734	$11,422
18	U.S. 5 Year
	Note (CBT)	3/31/21	2,266,031	2,265,750	(281)
28	U.S. Ultra
	Bond (CBT)	3/22/21	6,057,805	5,732,125	(325,680)
			$20,245,148	$19,930,609	$(314,539)

Number of
Contracts		Expiration	Notional	Market	Unrealized
Short	Description	Date	Amount	Value	Appreciation
30	U.S. 10 Year
	Note (CBT)	3/22/21	$(4,137,828)	$(4,110,937)	$26,891
29	U.S. 10 Year Ultra	3/22/21	(4,533,563)	(4,461,016)	72,547
1	U.S. Long
	Bond (CBT)	3/22/21	(174,875)	(168,719)	6,156
			$(8,846,266)	$(8,740,672)	$105,594
TOTAL FUTURES CONTRACTS			$11,398,882	$11,189,937	$(208,945)

The accompanying notes are an integral part of these financial statements.
50 Pioneer Balanced ESG Fund | Semiannual Report | 1/31/21

Principal amounts are denominated in U.S. dollars (“USD”) unless otherwise noted.
Purchases and sales of securities (excluding temporary cash investments) for the six months ended January 31, 2021 were as follows:
	Purchases	Sales
Long-Term U.S. Government Securities	$15,992,567	$7,601,666
Other Long-Term Securities	$75,950,781	$89,943,370

The Fund is permitted to engage in purchase and sale transactions (“cross trades”) with certain funds and accounts for which the Adviser serves as the Fund’s investment adviser, as set forth in Rule 17a-7 under the Investment Company Act of 1940, pursuant to procedures adopted by the Board of Trustees. Under these procedures, cross trades are effected at current market prices. During the six months ended January 31, 2021, the Fund did not engage in any cross trade activity.
At January 31, 2021, the net unrealized appreciation on investments based on cost for federal tax purposes of $323,578,926 was as follows:
Aggregate gross unrealized appreciation for all investments in which
there is an excess of value over tax cost	$69,307,112
Aggregate gross unrealized depreciation for all investments in which
there is an excess of tax cost over value	(4,712,971)
Net unrealized appreciation	$64,594,141

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels below.
Level 1 – unadjusted quoted prices in active markets for identical securities.
Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.). See Notes to Financial Statements — Note 1A.
Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining fair value of investments). See Notes to Financial Statements — Note 1A.
The accompanying notes are an integral part of these financial statements.
Pioneer Balanced ESG Fund | Semiannual Report | 1/31/21 51

Schedule of Investments | 1/31/21
(unaudited) (continued)
The following is a summary of the inputs used as of January 31, 2021, in valuing the Fund’s investments:
	Level 1	Level 2	Level 3	Total
Common Stocks	$229,705,965	$—	$—	$229,705,965
Convertible Preferred Stock	1,501,760	—	—	1,501,760
Asset Backed Securities	—	10,433,913	—	10,433,913
Collateralized Mortgage
Obligations	—	16,931,023	—	16,931,023
Commercial Mortgage-Backed
Securities	—	8,088,969	—	8,088,969
Corporate Bonds	—	41,776,163	—	41,776,163
Foreign Government Bonds	—	592,925	—	592,925
Insurance-Linked Securities
Collateralized Reinsurance
Multiperil - Worldwide	—	—	25	25
Reinsurance Sidecars
Multiperil - Worldwide	—	—	64,270	64,270
All Other Insurance-Linked
Securities	—	1,502,150	—	1,502,150
Municipal Bonds	—	557,128	—	557,128
Senior Secured Floating
Rate Loan Interests	—	716,296	—	716,296
U.S. Government and
Agency Obligations	—	75,572,168	—	75,572,168
Affiliated Closed-End Fund	—	939,257	—	939,257
Total Investments
in Securities	$231,207,725	$157,109,992	$64,295	$388,382,012
Other Financial Instruments
Net unrealized depreciation
on futures contracts	$(208,945)	$—	$—	$(208,945)
Total Other Financial
Instruments	$(208,945)	$—	$—	$(208,945)

The accompanying notes are an integral part of these financial statements.
52 Pioneer Balanced ESG Fund | Semiannual Report | 1/31/21

The following is a reconciliation of assets valued using significant unobservable inputs (Level 3):

Insurance-
Linked
Securities
Balance as of 7/31/20	$71,650
Realized gain (loss)(1)	—
Change in unrealized appreciation (depreciation)(2)	(3,013)
Accrued discounts/premiums	—
Purchases	—
Sales	(4,342)
Transfers in to Level 3*	—
Transfers out of Level 3*	—
Balance as of 1/31/21	$64,295

(1)	Realized gain (loss) on these securities is included in the realized gain (loss) in investments in the Statement of Operations.
(2)	Unrealized appreciation (depreciation) on these securities is included in the change in unrealized appreciation (depreciation) from investments in the Statement of Operations.
*	Transfers are calculated on the beginning of period value. For the six months ended January 31, 2020, there were no transfers in or out of Level 3.

Net change in unrealized appreciation (depreciation) of Level 3 investments
	still held and considered Level 3 at January 31, 2021:	$(3,013)

The accompanying notes are an integral part of these financial statements.
Pioneer Balanced ESG Fund | Semiannual Report | 1/31/21 53

Statement of Assets and Liabilities | 1/31/21
(unaudited)

ASSETS:
Investments in unaffiliated issuers, at value (cost $322,367,221)	$387,442,755
Investments in affiliated issuers, at value (cost $1,123,856)	939,257
Cash	6,666,180
Foreign currencies, at value (cost $1,619)	1,712
Futures collateral	103,663
Due from broker for futures	480,873
Receivables —
Investment securities sold	211,776
Fund shares sold	574,294
Dividends	248,694
Interest	676,818
Due from the Adviser	66,076
Other assets	52,017
Total assets	$397,464,115
LIABILITIES:
Payables —
Investment securities purchased	$21,538,944
Fund shares repurchased	242,600
Distributions	4,560
Trustees’ fees	1,406
Variation margin for futures contracts	19,360
Net unrealized depreciation on futures contracts	208,945
Due to affiliates	72,379
Accrued expenses	214,827
Total liabilities	$22,303,021
NET ASSETS:
Paid-in capital	$303,329,319
Distributable earnings	71,831,775
Net assets	$375,161,094
NET ASSET VALUE PER SHARE:
No par value (unlimited number of shares authorized)
Class A (based on $256,788,348/25,172,581 shares)	$10.20
Class C (based on $53,108,535/5,254,306 shares)	$10.11
Class K (based on $1,159,122/113,798 shares)	$10.19
Class R (based on $2,003,344/196,005 shares)	$10.22
Class Y (based on $62,101,745/6,043,489 shares)	$10.28
MAXIMUM OFFERING PRICE PER SHARE:
Class A (based on $10.20 net asset value per share/100%-4.5%
maximum sales charge)	$10.68

The accompanying notes are an integral part of these financial statements.
54 Pioneer Balanced ESG Fund | Semiannual Report | 1/31/21

Statement of Operations (unaudited)
FOR THE SIX MONTHS ENDED 1/31/21

INVESTMENT INCOME:
Dividends from unaffiliated issuers (net of foreign taxes
withheld $7,684)	$2,312,249
Dividends from affiliated issuers	48,740
Interest from unaffiliated issuers	1,749,209
Total investment income		$4,110,198
EXPENSES:
Management fees	$910,167
Administrative expense	86,741
Transfer agent fees
Class A	101,385
Class C	16,755
Class K	109
Class R	2,730
Class Y	33,471
Distribution fees
Class A	308,626
Class C	283,595
Class R	4,933
Shareowner communications expense	39,188
Custodian fees	27,313
Registration fees	58,886
Professional fees	49,468
Printing expense	32,734
Pricing fees	28,306
Trustees’ fees	6,256
Insurance expense	111
Miscellaneous	18,903
Total expenses		$2,009,677
Less fees waived and expenses reimbursed by the Adviser		(96,555)
Net expenses		$1,913,122
Net investment income		$2,197,076
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain (loss) on:
Investments in unaffiliated issuers	$11,476,385
Short sales	610
Futures contracts	(97,283)	$11,379,712
Change in net unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers	$14,865,075
Investments in affiliated issuers	(9,933)
Futures contracts	(439,750)
Other assets and liabilities denominated in foreign currencies	75	$14,415,467
Net realized and unrealized gain (loss) on investments		$25,795,179
Net increase in net assets resulting from operations		$27,992,255

The accompanying notes are an integral part of these financial statements.
Pioneer Balanced ESG Fund | Semiannual Report | 1/31/21 55

Statements of Changes in Net Assets

	Six Months
	Ended	Year
	1/31/21	Ended
	(unaudited)	7/31/20
FROM OPERATIONS:
Net investment income (loss)	$2,197,076	$5,026,800
Net realized gain (loss) on investments	11,379,712	10,569,757
Change in net unrealized appreciation (depreciation)
on investments	14,415,467	5,678,780
Net increase in net assets resulting from operations	$27,992,255	$21,275,337
DISTRIBUTIONS TO SHAREOWNERS:
Class A ($0.32 and $0.54 per share, respectively)	$(7,680,833)	$(12,618,119)
Class C ($0.29 and $0.48 per share, respectively)	(1,628,619)	(2,588,765)
Class K ($0.34 and $0.57 per share, respectively)	(34,966)	(18,030)
Class R ($0.31 and $0.52 per share, respectively)	(57,139)	(69,484)
Class Y ($0.34 and $0.58 per share, respectively)	(1,858,394)	(2,477,347)
Total distributions to shareowners	$(11,259,951)	$(17,771,745)
FROM FUND SHARE TRANSACTIONS:
Net proceeds from sales of shares	$44,512,363	$93,829,023
Reinvestment of distributions	10,980,734	17,237,725
Cost of shares repurchased	(42,667,793)	(71,077,737)
Net increase in net assets resulting from Fund
share transactions	$12,825,304	$39,989,011
Net increase in net assets	$29,557,608	$43,492,603
NET ASSETS:
Beginning of period	$345,603,486	$302,110,883
End of period	$375,161,094	$345,603,486

The accompanying notes are an integral part of these financial statements.
56 Pioneer Balanced ESG Fund | Semiannual Report | 1/31/21

	Six Months	Six Months
	Ended	Ended
	1/31/21	1/31/21	Year Ended	Year Ended
	Shares	Amount	7/31/20	7/31/20
	(unaudited)	(unaudited)	Shares	Amount
Class A
Shares sold	2,374,168	$24,056,447	3,938,064	$36,741,499
Reinvestment of distributions	735,077	7,470,841	1,315,168	12,252,583
Less shares repurchased	(1,939,574)	(19,443,225)	(4,187,913)	(38,380,514)
Net increase	1,169,671	$12,084,063	1,065,319	$10,613,568
Class C
Shares sold	636,136	$6,374,611	2,022,008	$19,027,763
Reinvestment of distributions	161,072	1,621,605	268,175	2,491,026
Less shares repurchased	(1,388,482)	(13,983,064)	(1,392,998)	(12,866,360)
Net increase/
(decrease)	(591,274)	$(5,986,848)	897,185	$8,652,429
Class K
Shares sold	83,722	$840,518	40,377	$378,646
Reinvestment of distributions	2,954	30,019	1,124	10,284
Less shares repurchased	(35,247)	(365,138)	(8,505)	(74,265)
Net increase	51,429	$505,399	32,996	$314,665
Class R
Shares sold	31,449	$320,282	110,296	$1,024,517
Reinvestment of distributions	5,615	57,139	7,515	69,484
Less shares repurchased	(51,016)	(509,442)	(49,960)	(459,130)
Net increase/
(decrease)	(13,952)	$(132,021)	67,851	$634,871
Class Y
Shares sold	1,263,951	$12,920,505	3,864,642	$36,656,598
Reinvestment of distributions	175,990	1,801,130	259,202	2,414,348
Less shares repurchased	(822,181)	(8,366,924)	(2,216,840)	(19,297,468)
Net increase	617,760	$6,354,711	1,907,004	$19,773,478

The accompanying notes are an integral part of these financial statements.
Pioneer Balanced ESG Fund | Semiannual Report | 1/31/21 57

Financial Highlights
	Six Months
	Ended		Year	Year	Year	Year		Year
	1/31/21		Ended	Ended	Ended	Ended		Ended
	(unaudited)		7/31/20	7/31/19	7/31/18	7/31/17		7/31/16*
Class A
Net asset value, beginning of period	$9.72		$9.57	$9.64	$9.65	$9.07		$9.36
Increase (decrease) from investment operations:
Net investment income (loss) (a)	$0.06		$0.15	$0.18	$0.17	$0.17		$0.16
Net realized and unrealized gain (loss) on investments	0.74		0.54	0.56	0.70	0.62		(0.09)
Net increase (decrease) from investment operations	$0.80		$0.69	$0.74	$0.87	$0.79		$0.07
Distributions to shareowners:
Net investment income	$(0.06)		$(0.15)	$(0.18)	$(0.17)	$(0.17)		$(0.18)
Net realized gain	(0.26)		(0.39)	(0.63)	(0.71)	(0.04)		(0.18)
Total distributions	$(0.32)		$(0.54)	$(0.81)	$(0.88)	$(0.21)		$(0.36)
Net increase (decrease) in net asset value	$0.48		$0.15	$(0.07)	$(0.01)	$0.58		$(0.29)
Net asset value, end of period	$10.20		$9.72	$9.57	$9.64	$9.65		$9.07
Total return (b)	8.26	%(c)	7.55%	8.51%	9.33%	8.94	%(d)	0.88%
Ratio of net expenses to average net assets	0.99	%(e)	0.99%	1.01%	1.16%	1.16%		1.16%
Ratio of net investment income (loss) to average net assets	1.27	%(e)	1.65%	1.97%	1.76%	1.87%		1.87%
Portfolio turnover rate	28	%(c)	65%	60%	65%	51%		47%
Net assets, end of period (in thousands)	$256,788		$233,421	$219,544	$185,382	$179,867		$178,013
Ratios with no waiver of fees and assumption of expenses by
the Adviser and no reduction for fees paid indirectly:
Total expenses to average net assets	1.03	%(e)	1.04%	1.07%	1.17%	1.19%		1.22%
Net investment income (loss) to average net assets	1.23	%(e)	1.60%	1.91%	1.75%	1.84%		1.81%

*	The Fund was audited by an independent registered public accounting firm other than Ernst & Young LLP.
(a)	The per-share data presented above is based on the average shares outstanding for the period presented.
(b)
Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.

(c)	Not annualized.
(d)	If the Fund had not recognized gains in settlement of class action lawsuits during the year ended July 31, 2017, the total return would have been 8.83%.
(e)	Annualized.

The accompanying notes are an integral part of these financial statements.
58 Pioneer Balanced ESG Fund | Semiannual Report | 1/31/21

	Six Months
	Ended		Year	Year	Year	Year	Year
	1/31/21		Ended	Ended	Ended	Ended	Ended
	(unaudited)		7/31/20	7/31/19	7/31/18	7/31/17	7/31/16*
Class C
Net asset value, beginning of period	$9.65		$9.50	$9.57	$9.58	$9.00	$9.30
Increase (decrease) from investment operations:
Net investment income (loss) (a)	$0.03		$0.09	$0.11	$0.10	$0.10	$0.10
Net realized and unrealized gain (loss) on investments	0.72		0.54	0.55	0.70	0.62	(0.11)
Net increase (decrease) from investment operations	$0.75		$0.63	$0.66	$0.80	$0.72	$(0.01)
Distributions to shareowners:
Net investment income	$(0.03)		$(0.09)	$(0.10)	$(0.10)	$(0.10)	$(0.11)
Net realized gain	(0.26)		(0.39)	(0.63)	(0.71)	(0.04)	(0.18)
Total distributions	$(0.29)		$(0.48)	$(0.73)	$(0.81)	$(0.14)	$(0.29)
Net increase (decrease) in net asset value	$0.46		$0.15	$(0.07)	$(0.01)	$0.58	$(0.30)
Net asset value, end of period	$10.11		$9.65	$9.50	$9.57	$9.58	$9.00
Total return (b)	7.79	%(c)	6.82%	7.68%	8.63%	8.10%	0.04%
Ratio of net expenses to average net assets	1.72	%(d)	1.72%	1.75%	1.90%	1.91%	1.93%
Ratio of net investment income (loss) to average net assets	0.54	%(d)	0.92%	1.23%	1.03%	1.12%	1.10%
Portfolio turnover rate	28	%(c)	65%	60%	65%	51%	47%
Net assets, end of period (in thousands)	$53,109		$56,387	$46,993	$49,205	$46,520	$48,385
Ratios with no waiver of fees and assumption of expenses by
the Adviser and no reduction for fees paid indirectly:
Total expenses to average net assets	1.74	%(d)	1.76%	1.79%	1.90%	1.91%	1.93%
Net investment income (loss) to average net assets	0.52	%(d)	0.88%	1.19%	1.03%	1.12%	1.10%

*	The Fund was audited by an independent registered public accounting firm other than Ernst & Young LLP.
(a)	The per-share data presented above is based on the average shares outstanding for the period presented.
(b)
Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.

(c)	Not annualized.
(d)	Annualized.

The accompanying notes are an integral part of these financial statements.
Pioneer Balanced ESG Fund | Semiannual Report | 1/31/21 59

Financial Highlights (continued)
	Six Months
	Ended		Year	Year	Year	Year
	1/31/21		Ended	Ended	Ended	Ended		12/1/15 to
	(unaudited)		7/31/20	7/31/19	7/31/18	7/31/17		7/31/16*
Class K
Net asset value, beginning of period	$9.71		$9.56	$9.63	$9.65	$9.06		$9.01
Increase (decrease) from investment operations:
Net investment income (loss) (a)	$0.08		$0.18	$0.20	$0.20	$0.20		$0.12
Net realized and unrealized gain (loss) on investments	0.74		0.54	0.55	0.70	0.63		0.08
Net increase (decrease) from investment operations	$0.82		$0.72	$0.75	$0.90	$0.83		$0.20
Distributions to shareowners:
Net investment income	$(0.08)		$(0.18)	$(0.19)	$(0.21)	$(0.20)		$(0.14)
Net realized gain	(0.26)		(0.39)	(0.63)	(0.71)	(0.04)		(0.01)
Total distributions	$(0.34)		$(0.57)	$(0.82)	$(0.92)	$(0.24)		$(0.15)
Net increase (decrease) in net asset value	$0.48		$0.15	$(0.07)	$(0.02)	$0.59		$0.05
Net asset value, end of period	$10.19		$9.71	$9.56	$9.63	$9.65		$9.06
Total return (b)	8.47	%(c)	7.93%	8.72%	9.66%	9.36	%(d)	2.29	%(c)
Ratio of net expenses to average net assets	0.65	%(e)	0.65%	0.76%	0.85%	0.85%		0.98	%(e)
Ratio of net investment income (loss) to average net assets	1.65	%(e)	1.95%	2.21%	2.07%	2.19%		2.00	%(e)
Portfolio turnover rate	28	%(c)	65%	60%	65%	51%		47	%(c)
Net assets, end of period (in thousands)	$1,159		$606	$281	$108	$108		$10
Ratios with no waiver of fees and assumption of expenses by
the Adviser and no reduction for fees paid indirectly:
Total expenses to average net assets	0.71	%(e)	0.71%	0.81%	0.85%	0.85%		0.98	%(e)
Net investment income (loss) to average net assets	1.59	%(e)	1.89%	2.16%	2.07%	2.19%		2.00	%(e)

*	The Fund was audited by an independent registered public accounting firm other than Ernst & Young LLP.
(a)	The per-share data presented above is based on the average shares outstanding for the period presented.
(b)
Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.

(c)	Not annualized.
(d)	If the Fund had not recognized gains in settlement of class action lawsuits during the year ended July 31, 2017, the total return would have been 9.25%.
(e)	Annualized.

The accompanying notes are an integral part of these financial statements.
60 Pioneer Balanced ESG Fund | Semiannual Report | 1/31/21

	Six Months
	Ended		Year	Year	Year	Year	Year
	1/31/21		Ended	Ended	Ended	Ended	Ended
	(unaudited)		7/31/20	7/31/19	7/31/18	7/31/17	7/31/16*
Class R
Net asset value, beginning of period	$9.75		$9.59	$9.64	$9.64	$9.06	$9.36
Increase (decrease) from investment operations:
Net investment income (loss) (a)	$0.05		$0.12	$0.15	$0.15	$0.15	$0.15
Net realized and unrealized gain (loss) on investments	0.73		0.56	0.56	0.71	0.63	(0.10)
Net increase (decrease) from investment operations	$0.78		$0.68	$0.71	$0.86	$0.78	$0.05
Distributions to shareowners:
Net investment income	$(0.05)		$(0.13)	$(0.13)	$(0.15)	$(0.16)	$(0.17)
Net realized gain	(0.26)		(0.39)	(0.63)	(0.71)	(0.04)	(0.18)
Total distributions	$(0.31)		$(0.52)	$(0.76)	$(0.86)	$(0.20)	$(0.35)
Net increase (decrease) in net asset value	$0.47		$0.16	$(0.05)	$—	$0.58	$(0.30)
Net asset value, end of period	$10.22		$9.75	$9.59	$9.64	$9.64	$9.06
Total return (b)	8.05	%(c)	7.32%	8.24%	9.17%	8.78%	0.67%
Ratio of net expenses to average net assets	1.30	%(d)	1.30%	1.30%	1.30%	1.30%	1.30%
Ratio of net investment income (loss) to average net assets	0.95	%(d)	1.32%	1.65%	1.56%	1.64%	1.73%
Portfolio turnover rate	28	%(c)	65%	60%	65%	51%	47%
Net assets, end of period (in thousands)	$2,003		$2,047	$1,363	$5,941	$27,533	$3,277
Ratios with no waiver of fees and assumption of expenses by
the Adviser and no reduction for fees paid indirectly:
Total expenses to average net assets	1.53	%(d)	1.59%	1.77%	1.57%	1.56%	1.53%
Net investment income (loss) to average net assets	0.72	%(d)	1.03%	1.18%	1.29%	1.38%	1.50%

*	The Fund was audited by an independent registered public accounting firm other than Ernst & Young LLP.
(a)	The per-share data presented above is based on the average shares outstanding for the period presented.
(b)
Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.

(c)	Not annualized.
(d)	Annualized.

The accompanying notes are an integral part of these financial statements.
Pioneer Balanced ESG Fund | Semiannual Report | 1/31/21 61

Financial Highlights (continued)
	Six Months
	Ended		Year	Year	Year	Year	Year
	1/31/21		Ended	Ended	Ended	Ended	Ended
	(unaudited)		7/31/20	7/31/19	7/31/18	7/31/17	7/31/16*
Class Y
Net asset value, beginning of period	$9.79		$9.64	$9.71	$9.71	$9.11	$9.41
Increase (decrease) from investment operations:
Net investment income (loss) (a)	$0.08		$0.19	$0.21	$0.19	$0.20	$0.18
Net realized and unrealized gain (loss) on investments	0.75		0.54	0.55	0.72	0.63	(0.11)
Net increase (decrease) from investment operations	$0.83		$0.73	$0.76	$0.91	$0.83	$0.07
Distributions to shareowners:
Net investment income	$(0.08)		$(0.19)	$(0.20)	$(0.20)	$(0.19)	$(0.19)
Net realized gain	(0.26)		(0.39)	(0.63)	(0.71)	(0.04)	(0.18)
Total distributions	$(0.34)		$(0.58)	$(0.83)	$(0.91)	$(0.23)	$(0.37)
Net increase (decrease) in net asset value	$0.49		$0.15	$(0.07)	$–	$0.60	$(0.30)
Net asset value, end of period	$10.28		$9.79	$9.64	$9.71	$9.71	$9.11
Total return (b)	8.50	%(c)	7.95%	8.77%	9.67%	9.26%	0.95%
Ratio of net expenses to average net assets	0.65	%(d)	0.65%	0.69%	0.93%	0.95%	0.95%
Ratio of net investment income (loss) to average net assets	1.61	%(d)	1.99%	2.29%	1.99%	2.13%	2.08%
Portfolio turnover rate	28	%(c)	65%	60%	65%	51%	47%
Net assets, end of period (in thousands)	$62,102		$53,142	$33,930	$30,892	$36,849	$61,801
Ratios with no waiver of fees and assumption of expenses by
the Adviser and no reduction for fees paid indirectly:
Total expenses to average net assets	0.79	%(d)	0.82%	0.84%	0.93%	0.95%	0.95%
Net investment income (loss) to average net assets	1.47	%(d)	1.82%	2.14%	1.99%	2.13%	2.08%

*	The Fund was audited by an independent registered public accounting firm other than Ernst & Young LLP.
(a)	The per-share data presented above is based on the average shares outstanding for the period presented.
(b)
Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.

(c)	Not annualized.
(d)	Annualized.

The accompanying notes are an integral part of these financial statements.
62 Pioneer Balanced ESG Fund | Semiannual Report | 1/31/21

Notes to Financial Statements | 1/31/21
(unaudited)
1. Organization and Significant Accounting Policies
Pioneer Balanced ESG Fund (the “Fund”) is one of two portfolios comprising Pioneer Series Trust IV (the “Trust”), a Delaware statutory trust. The Fund is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Fund’s investment objective is to seek capital growth and current income through a diversified portfolio of equity securities and bonds.
The Fund offers five classes of shares designated as Class A, Class C, Class K, Class R and Class Y shares. Each class of shares represents an interest in the same portfolio of investments of the Fund and has identical rights (based on relative net asset values) to assets and liquidation proceeds. Share classes can bear different rates of class-specific fees and expenses, such as transfer agent and distribution fees. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different dividends from net investment income earned by each class. The Amended and Restated Declaration of Trust of the Fund gives the Board of Trustees the flexibility to specify either per-share voting or dollar-weighted voting when submitting matters for shareowner approval. Under per-share voting, each share of a class of the Fund is entitled to one vote. Under dollar-weighted voting, a shareowner’s voting power is determined not by the number of shares owned, but by the dollar value of the shares on the record date. Each share class has exclusive voting rights with respect to matters affecting only that class, including with respect to the distribution plan for that class. There is no distribution plan for Class K and Class Y shares.
Amundi Asset Management US, Inc., an indirect, wholly owned subsidiary of Amundi and Amundi’s wholly owned subsidiary, Amundi USA, Inc., serves as the Fund’s investment adviser (the “Adviser”). Prior to January 1, 2021, the Adviser was named Amundi Pioneer Asset Management, Inc. Amundi Distributor US, Inc., an affiliate of Amundi Asset Management US, Inc., serves as the Fund’s distributor (the “Distributor”).
In August 2018, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update 2018-13 “Disclosure Framework - Changes to the Disclosure Requirements for Fair Value Measurement” (“ASU 2018-13”) which modifies disclosure requirements for fair value measurements, principally for Level 3 securities and transfers between levels of the fair value hierarchy. ASU 2018-13 is effective for fiscal years beginning after December 15, 2019 and for interim periods within those fiscal years. The Fund has adopted ASU 2018-13 for the six months ended January 31, 2021.
Pioneer Balanced ESG Fund | Semiannual Report | 1/31/21 63

The impact to the Fund’s adoption was limited to changes in the Fund’s disclosures regarding fair value, primarily those disclosures related to transfers between levels of the fair value hierarchy and disclosure of the range and weighted average used to develop significant unobservable inputs for Level 3 fair value investments, when applicable.
In March 2020, FASB issued an Accounting Standard Update, ASU 2020-04, Reference Rate Reform (Topic 848) — Facilitation of the Effects of Reference Rate Reform on Financial Reporting (“ASU 2020-04”), which provides optional, temporary relief with respect to the financial reporting of contracts subject to certain types of modifications due to the planned discontinuation of the London Interbank Offered Rate (“LIBOR”) and other LIBOR-based reference rates at the end of 2021. The temporary relief provided by ASU 2020-04 is effective for certain reference rate-related contract modifications that occur during the period from March 12, 2020 through December 31, 2022. Management is evaluating the impact of ASU 2020-04 on the Fund’s investments, derivatives, debt and other contracts, if applicable, that will undergo reference rate-related modifications as a result of the reference rate reform.
The Fund is an investment company and follows investment company accounting and reporting guidance under U.S. Generally Accepted Accounting Principles (“U.S. GAAP”). U.S. GAAP requires the management of the Fund to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income, expenses and gain or loss on investments during the reporting period. Actual results could differ from those estimates.
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements:
A.  Security Valuation
The net asset value of the Fund is computed once daily, on each day the New York Stock Exchange (“NYSE”) is open, as of the close of regular trading on the NYSE.
Equity securities that have traded on an exchange are valued by using the last sale price on the principal exchange where they are traded. Equity securities that have not traded on the date of valuation, or securities for which sale prices are not available, generally are valued using the mean between the last bid and asked prices or, if both last bid and asked prices are not available, at the last quoted bid price. Last sale and bid and asked prices are provided by independent third party pricing services. In the case
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of equity securities not traded on an exchange, prices are typically determined by independent third party pricing services using a variety of techniques and methods.
The value of foreign securities is translated into U.S. dollars based on foreign currency exchange rate quotations supplied by a third party pricing source. Trading in non-U.S. equity securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund’s shares are determined as of such times. The Fund may use a fair value model developed by an independent pricing service to value non-U.S. equity securities.
Fixed-income securities are valued by using prices supplied by independent pricing services, which consider such factors as market prices, market events, quotations from one or more brokers, Treasury spreads, yields, maturities and ratings, or may use a pricing matrix or other fair value methods or techniques to provide an estimated value of the security or instrument. A pricing matrix is a means of valuing a debt security on the basis of current market prices for other debt securities, historical trading patterns in the market for fixed-income securities and/or other factors. Non-U.S. debt securities that are listed on an exchange will be valued at the bid price obtained from an independent third party pricing service. When independent third party pricing services are unable to supply prices, or when prices or market quotations are considered to be unreliable, the value of that security may be determined using quotations from one or more broker-dealers.
Loan interests are valued in accordance with guidelines established by the Board of Trustees at the mean between the last available bid and asked prices from one or more brokers or dealers as obtained from Loan Pricing Corporation, an independent third party pricing service. If price information is not available from Loan Pricing Corporation, or if the price information is deemed to be unreliable, price information will be obtained from an alternative loan interest pricing service. If no reliable price quotes are available from either the primary or alternative pricing service, broker quotes will be solicited.
Event-linked bonds are valued at the bid price obtained from an independent third party pricing service. Other insurance-linked securities (including reinsurance sidecars, collateralized reinsurance and industry loss warranties) may be valued at the bid price obtained from an independent pricing service, or through a third party using a pricing matrix, insurance industry valuation models, or other fair value methods or techniques to provide an estimated value of the instrument.
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Futures contracts are generally valued at the closing settlement price established by the exchange on which they are traded.
Shares of open-end registered investment companies (including money market mutual funds) are valued at such funds’ net asset value. Shares of exchange-listed closed-end funds are valued by using the last sale price on the principal exchange where they are traded. Shares of closed-end interval funds that offer their shares at net asset value are valued such fund’s net asset value.
Securities or loan interests for which independent pricing services or broker-dealers are unable to supply prices or for which market prices and/or quotations are not readily available or are considered to be unreliable are valued by a fair valuation team comprised of certain personnel of the Adviser pursuant to procedures adopted by the Fund’s Board of Trustees. The Adviser’s fair valuation team uses fair value methods approved by the Valuation Committee of the Board of Trustees. The Adviser’s fair valuation team is responsible for monitoring developments that may impact fair valued securities and for discussing and assessing fair values on an ongoing basis, and at least quarterly, with the Valuation Committee of the Board of Trustees.
Inputs used when applying fair value methods to value a security may include credit ratings, the financial condition of the company, current market conditions and comparable securities. The Fund may use fair value methods if it is determined that a significant event has occurred after the close of the exchange or market on which the security trades and prior to the determination of the Fund’s net asset value. Examples of a significant event might include political or economic news, corporate restructurings, natural disasters, terrorist activity or trading halts. Thus, the valuation of the Fund’s securities may differ significantly from exchange prices, and such differences could be material.
At January 31, 2021, no securities were valued using fair value methods (other than securities valued using prices supplied by independent pricing services, broker-dealers or using a third party insurance industry pricing model).
B.  Investment Income and Transactions
Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Fund becomes aware of the ex-dividend data in the exercise of reasonable diligence.
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Interest income, including interest on income-bearing cash accounts, is recorded on the accrual basis. Dividend and interest income are reported net of unrecoverable foreign taxes withheld at the applicable country rates and net of income accrued on defaulted securities.
Interest and dividend income payable by delivery of additional shares is reclassified as PIK (payment-in-kind) income upon receipt and is included in interest and dividend income, respectively.
Principal amounts of mortgage-backed securities are adjusted for monthly paydowns. Premiums and discounts related to certain mortgage-backed securities are amortized or accreted in proportion to the monthly paydowns. All discounts/premiums on purchase prices of debt securities are accreted/amortized for financial reporting purposes over the life of the respective securities, and such accretion/amortization is included in interest income.
Security transactions are recorded as of trade date. Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes.
C.   Foreign Currency Translation
The books and records of the Fund are maintained in U.S. dollars. Amounts denominated in foreign currencies are translated into U.S. dollars using current exchange rates.
Net realized gains and losses on foreign currency transactions, if any, represent, among other things, the net realized gains and losses on foreign currency exchange contracts, disposition of foreign currencies and the difference between the amount of income accrued and the U.S. dollars actually received. Further, the effects of changes in foreign currency exchange rates on investments are not segregated on the Statement of Operations from the effects of changes in the market prices of those securities, but are included with the net realized and unrealized gain or loss on investments.
D.   Federal Income Taxes
It is the Fund’s policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net taxable income and net realized capital gains, if any, to its shareowners. Therefore, no provision for federal income taxes is required. As of July 31, 2020, the Fund did not accrue any interest or penalties with respect to uncertain tax positions, which, if applicable,
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would be recorded as an income tax expense on the Statement of Operations. Tax returns filed within the prior three years remain subject to examination by federal and state tax authorities.
A portion of the dividend income recorded by the Fund is from distributions by publicly traded Real Estate Investment Trusts (“REITs”), and such distributions for tax purposes may also consist of capital gains and return of capital. The actual return of capital and capital gains portions of such distributions will be determined by formal notifications from the REITs subsequent to the calendar year-end. Distributions received from the REITs that are determined to be a return of capital are recorded by the Fund as a reduction of the cost basis of the securities held and those determined to be capital gain are reflected as such on the Statement of Operations.
The amount and character of income and capital gain distributions to shareowners are determined in accordance with federal income tax rules, which may differ from U.S. GAAP. Distributions in excess of net investment income or net realized gains are temporary over distributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes. Capital accounts within the financial statements are adjusted for permanent book/tax differences to reflect tax character, but are not adjusted for temporary differences.
The tax character of current year distributions payable will be determined at the end of the current taxable year. The tax character of distributions paid during the year ended July 31, 2020 was as follows:
2020
Distributions paid from:
Ordinary income	$6,978,648
Long-term capital gain	10,793,097
Total	$17,771,745

The following shows the components of distributable earnings on a federal income tax basis at July 31, 2020:
2020
Distributable earnings:
Undistributed ordinary income	$539,368
Undistributed long-term capital gain	9,221,238
Current year late year loss	(4,839,902)
Net unrealized appreciation	50,178,767
Total	$55,099,471

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The difference between book-basis and tax-basis net unrealized appreciation is attributable to the tax deferral of losses on wash sales, adjustments relating to event-linked bonds, the tax treatment of premium and amortization, the mark to market of futures contracts, tax basis adjustments on Real Estate Investment Trust (“REIT”) holdings and common stock.
E.   Fund Shares
The Fund records sales and repurchases of its shares as of trade date. The Distributor earned $20,060 in underwriting commissions on the sale of Class A shares during the six months ended January 31, 2021.
F.   Class Allocations
Income, common expenses and realized and unrealized gains and losses are calculated at the fund level and allocated daily to each class of shares based on its respective percentage of adjusted net assets at the beginning of the day.
Distribution fees are calculated based on the average daily net asset value attributable to Class A, Class C and Class R shares of the Fund, respectively (see Note 5). Class K and Class Y shares do not pay distribution fees. All expenses and fees paid to the Fund’s transfer agent for its services are allocated among the classes of shares based on the number of accounts in each class and the ratable allocation of related out-of-pocket expenses (see Note 4).
Distributions to shareowners are recorded as of the ex-dividend date. Distributions paid by the Fund with respect to each class of shares are calculated in the same manner and at the same time, except that net investment income dividends to Class A, Class C, Class K, Class R and Class Y shares can reflect different transfer agent and distribution expense rates.
G.   Risks
The value of securities held by the Fund may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic, political or regulatory conditions, recessions, the spread of infectious illness or other public health issues, inflation, changes in interest rates, lack of liquidity in the bond markets or adverse investor sentiment. In the past several years, financial markets have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty. These conditions may continue, recur, worsen
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or spread. A general rise in interest rates could adversely affect the price and liquidity of fixed-income securities and could also result in increased redemptions from the Fund.
At times, the Fund’s investments may represent industries or industry sectors that are interrelated or have common risks, making the Fund more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors. The Fund’s investments in foreign markets and countries with limited developing markets may subject the Fund to a greater degree of risk than investments in a developed market. These risks include disruptive political or economic conditions and the imposition of adverse governmental laws or currency exchange restrictions.
The Fund invests in below-investment-grade (high-yield) debt securities and preferred stocks. Some of these high-yield securities may be convertible into equity securities of the issuer. Debt securities rated below-investment-grade are commonly referred to as “junk bonds” and are considered speculative. These securities involve greater risk of loss, are subject to greater price volatility, and are less liquid, especially during periods of economic uncertainty or change, than higher rated debt securities.
The Fund’s investments, payment obligations and financing terms may be based on floating rates, such as LIBOR (London Interbank Offered Rate). Plans are underway to phase out the use of LIBOR by the end of 2021. The administrator of LIBOR recently announced a possible delay in the phase out of a majority of the U.S. dollar LIBOR publications until mid-2023, with the remainder of the LIBOR publications to end at the end of 2021. There remains uncertainty regarding the nature of any replacement rate and the impact of the transition from LIBOR on the fund, issuers of instruments in which the fund invests, and financial markets generally.
With the increased use of technologies such as the Internet to conduct business, the Fund is susceptible to operational, information security and related risks. While the Fund’s Adviser has established business continuity plans in the event of, and risk management systems to prevent, limit or mitigate, such cyber-attacks, there are inherent limitations in such plans and systems, including the possibility that certain risks have not been identified. Furthermore, the Fund cannot control the cybersecurity plans and systems put in place by service providers to the Fund such as Brown Brothers Harriman & Co., the Fund’s custodian and accounting agent, and DST Asset Manager Solutions, Inc., the Fund’s transfer agent. In addition, many beneficial owners of Fund shares hold them through accounts at broker-dealers, retirement platforms and other financial market participants over which neither the Fund nor the Adviser exercises control. Each of these may in turn rely on service providers to them, which are also subject to the
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risk of cyber-attacks. Cybersecurity failures or breaches at the Adviser or the Fund’s service providers or intermediaries have the ability to cause disruptions and impact business operations, potentially resulting in financial losses, interference with the Fund’s ability to calculate its net asset value, impediments to trading, the inability of Fund shareowners to effect share purchases, redemptions or exchanges or receive distributions, loss of or unauthorized access to private shareowner information and violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, or additional compliance costs. Such costs and losses may not be covered under any insurance. In addition, maintaining vigilance against cyber-attacks may involve substantial costs over time, and system enhancements may themselves be subject to cyber-attacks.
COVID-19
The respiratory illness COVID-19 caused by a novel coronavirus has resulted in a global pandemic and major disruption to economies and markets around the world, including the United States. Global financial markets have experienced extreme volatility and severe losses, and trading in many instruments has been disrupted. Liquidity for many instruments has been greatly reduced for periods of time. Some interest rates are very low and in some cases yields are negative. Some sectors of the economy and individual issuers have experienced particularly large losses. These circumstances may continue for an extended period of time, and may continue to affect adversely the value and liquidity of the Fund’s investments. The ultimate economic fallout from the pandemic, and the long-term impact on economies, markets, industries and individual issuers, are not known. Governments and central banks, including the Federal Reserve in the U.S., have taken extraordinary and unprecedented actions to support local and global economies and the financial markets. These actions have resulted in significant expansion of public debt, including in the U.S. The impact of these measures, and whether they will be effective to mitigate the economic and market disruption, will not be known for some time. The consequences of high public debt, including its future impact on the economy and securities markets, likewise may not be known for some time.
The Fund’s prospectus contains unaudited information regarding the Fund’s principal risks. Please refer to that document when considering the Fund’s principal risks.
H.   Restricted Securities
Restricted Securities are subject to legal or contractual restrictions on resale. Restricted securities generally are resold in transactions exempt from registration under the Securities Act of 1933. Private placement securities
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are generally considered to be restricted except for those securities traded between qualified institutional investors under the provisions of Rule 144A of the Securities Act of 1933.
Disposal of restricted investments may involve negotiations and expenses, and prompt sale at an acceptable price may be difficult to achieve. Restricted investments held by the Fund at January 31, 2021 are listed in the Schedule of Investments.
I.   Insurance-Linked Securities (“ILS”)
The Fund invests in ILS. The Fund could lose a portion or all of the principal it has invested in an ILS, and the right to additional interest or dividend payments with respect to the security, upon the occurrence of one or more trigger events, as defined within the terms of an insurance-linked security. Trigger events, generally, are hurricanes, earthquakes, or other natural events of a specific size or magnitude that occur in a designated geographic region during a specified time period, and/or that involve losses or other metrics that exceed a specific amount. There is no way to accurately predict whether a trigger event will occur, and accordingly, ILS carry significant risk. The Fund is entitled to receive principal, and interest and/or dividend payments so long as no trigger event occurs of the description and magnitude specified by the instrument. In addition to the specified trigger events, ILS may expose the Fund to other risks, including but not limited to issuer (credit) default, adverse regulatory or jurisdictional interpretations and adverse tax consequences.
The Fund’s investments in ILS may include event-linked bonds. ILS also may include special purpose vehicles (“SPVs”) or similar instruments structured to comprise a portion of a reinsurer’s catastrophe-oriented business, known as quota share instruments (sometimes referred to as reinsurance sidecars), or to provide reinsurance relating to specific risks to insurance or reinsurance companies through a collateralized instrument, known as collateralized reinsurance. Structured reinsurance investments also may include industry loss warranties (“ILWs”). A traditional ILW takes the form of a bilateral reinsurance contract, but there are also products that take the form of derivatives, collateralized structures, or exchange-traded instruments.
Where the ILS are based on the performance of underlying reinsurance contracts, the Fund has limited transparency into the individual underlying contracts, and therefore must rely upon the risk assessment and sound underwriting practices of the issuer. Accordingly, it may be more difficult for the Adviser to fully evaluate the underlying risk profile of the Fund’s structured reinsurance investments, and therefore the Fund’s assets are placed at greater risk of loss than if the Adviser had more complete information. Structured reinsurance instruments generally will be
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considered illiquid securities by the Fund. These securities may be difficult to purchase, sell or unwind. Illiquid securities also may be difficult to value. If the Fund is forced to sell an illiquid asset, the Fund may be forced to sell at a loss.
Additionally, the Fund may gain exposure to ILS by investing in a closed-end interval fund, Pioneer ILS Interval Fund, an affiliate of the Adviser. The Fund’s investment in Pioneer ILS Interval Fund at January 31, 2021, is listed in the Schedule of Investments.
J.   Futures Contracts
The Fund may enter into futures transactions in order to attempt to hedge against changes in interest rates, securities prices and currency exchange rates or to seek to increase total return. Futures contracts are types of derivatives. All futures contracts entered into by the Fund are traded on a futures exchange. Upon entering into a futures contract, the Fund is required to deposit with a broker an amount of cash or securities equal to the minimum “initial margin” requirements of the associated futures exchange. The amount of cash deposited with the broker as collateral at January 31, 2021, is recorded as “Futures collateral” on the Statement of Assets and Liabilities.
Subsequent payments for futures contracts (“variation margin”) are paid or received by the Fund, depending on the daily fluctuation in the value of the contracts, and are recorded by the Fund as unrealized appreciation or depreciation. Cash received from or paid to the broker related to previous margin movement is held in a segregated account at the broker and is recorded as either “Due from broker for futures” or “Due to broker for futures” on the Statement of Assets and Liabilities. When the contract is closed, the Fund realizes a gain or loss equal to the difference between the opening and closing value of the contract as well as any fluctuation in foreign currency exchange rates where applicable. Futures contracts are subject to market risk, interest rate risk and currency exchange rate risk. Changes in value of the contracts may not directly correlate to the changes in value of the underlying securities. With futures, there is reduced counterparty credit risk to the Fund since futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures against default.
The average market value of futures contracts open during the six months ended January 31, 2021, was $12,823,385. Open futures contracts outstanding at January 31, 2021, are listed in the Schedule of Investments.
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2. Management Agreement
The Adviser manages the Fund’s portfolio. Management fees are calculated daily and paid monthly at the annual rate of 0.50% of the Fund’s average daily net assets up to $1 billion and 0.45% of the Fund’s average daily net assets over $1 billion. For the six months ended January 31, 2020, the effective management fee (excluding waivers and/or assumption of expenses) was equivalent to 0.50% (annualized) of the Fund’s average daily net assets.
The Adviser has agreed to waive its management fee with respect to any portion of the Fund’s assets invested in Pioneer ILS Interval Fund, an affiliated fund managed by the Adviser. For the six ended January 31, 2021, the Adviser waived $8,337 in management fees with respect to the Fund’s which is reflected on the Statement of Operations as an expense waiver.
The Adviser has contractually agreed to limit ordinary operating expenses (ordinary operating expenses means all fund expenses other than extraordinary expenses, such as litigation, taxes, brokerage commissions and acquired fund fees and expenses) of the Fund to the extent required to reduce Fund expenses to 0.99%, 0.65%, 1.30% and 0.65% of the average daily net assets attributable to Class A, Class K, Class R and Class Y shares, respectively. These expense limitations are in effect through December 1, 2021. There can be no assurance that the Adviser will extend the expense limitation agreement for a class of shares beyond the date referred to above. Fees waived and expenses reimbursed during the six months ended January 31, 2021 are reflected on the Statement of Operations.
In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Fund as administrative reimbursements. Included in “Due to affiliates” reflected on the Statement of Assets and Liabilities is $56,023 in management fees, administrative costs and certain other reimbursements payable to the Adviser at January 31, 2021.
3. Compensation of Trustees and Officers
The Fund pays an annual fee to its Trustees. The Adviser reimburses the Fund for fees paid to the Interested Trustees. The Fund does not pay any salary or other compensation to its officers. For the six months ended January 31, 2021, the Fund paid $6,256 in Trustees’ compensation, which is reflected on the Statement of Operations as Trustees’ fees. At January 31, 2021, the Fund had a payable for Trustees’ fees on its Statement of Assets and Liabilities of $1,406.
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4. Transfer Agent
DST Asset Manager Solutions, Inc. serves as the transfer agent to the Fund at negotiated rates. Transfer agent fees and payables shown on the Statement of Operations and the Statement of Assets and Liabilities, respectively, include sub-transfer agent expenses incurred through the Fund’s omnibus relationship contracts.
In addition, the Fund reimbursed the transfer agent for out-of-pocket expenses incurred by the transfer agent related to shareowner communications activities such as proxy and statement mailings, and outgoing phone calls. For the six months ended January 31, 2021, such out-of-pocket expenses by class of shares were as follows:
Shareowner Communications:
Class A	$31,979
Class C	4,747
Class K	54
Class R	810
Class Y	1,598
Total	$39,188

5. Distribution and Service Plans
The Fund has adopted a distribution plan (the “Plan”) pursuant to Rule 12b-1 of the Investment Company Act of 1940 with respect to its Class A, Class C and Class R shares. Pursuant to the Plan, the Fund pays the Distributor 0.25% of the average daily net assets attributable to Class A shares as compensation for personal services and/or account maintenance services or distribution services with regard to Class A shares. Pursuant to the Plan, the Fund also pays the Distributor 1.00% of the average daily net assets attributable to Class C shares. The fee for Class C shares consists of a 0.25% service fee and a 0.75% distribution fee paid as compensation for personal services and/or account maintenance services or distribution services with regard to Class C shares. Pursuant to the Plan, the Fund further pays the Distributor 0.50% of the average daily net assets attributable to Class R shares for distribution services. Included in “Due to affiliates” reflected on the Statement of Assets and Liabilities is $16,356 in distribution fees payable to the Distributor at January 31, 2021.
The Fund also has adopted a separate service plan for Class R shares (“Service Plan”). The Service Plan authorizes the Fund to pay securities dealers, plan administrators or other service organizations that agree to provide certain services to retirement plans or plan participants holding shares of the Fund a service fee of up to 0.25% of the Fund’s average daily net assets attributable to Class R shares held by such plans.
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In addition, redemptions of Class A and Class C shares may be subject to a contingent deferred sales charge (“CDSC”). A CDSC of 1.00% may be imposed on redemptions of certain net asset value purchases of Class A shares within 12 months of purchase. Redemptions of Class C shares within 12 months of purchase are subject to a CDSC of 1.00% based on the lower of cost or market value of shares being redeemed. Shares purchased as part of an exchange remain subject to any CDSC that applied to the original purchase of those shares. There is no CDSC for Class K, Class R or Class Y shares. Proceeds from the CDSC are paid to the Distributor. For the six months ended January 31, 2021, CDSC in the amount of $5,818 were paid to the Distributor.
6. Line of Credit Facility
The Fund, along with certain other funds in the Pioneer Family of Funds (the “Funds”), participates in a committed, unsecured revolving line of credit (“credit facility”). Borrowings are used solely for temporary or emergency purposes. The Fund may borrow up to the lesser of the amount available under the facility or the limits set for borrowing by the Fund’s prospectus and the 1940 Act. Effective March 11, 2020, the Fund participates in a facility in the amount of $300 million. Prior to February 5, 2020, the Fund participated in a facility in the amount of $25 million. The Fund pays an annual commitment fee to participate in a credit facility. Under such facility, depending on the type of loan, interest on borrowings is payable at the London Interbank Offered Rate (“LIBOR”) plus a credit spread. The commitment fee is allocated among participating Funds based on an allocation schedule set forth in the credit agreement. For the six months ended January 31, 2021, the Fund had no borrowings under the credit facility.
7. Affiliated Issuers
An affiliated issuer is a company in which the Fund has a direct or indirect ownership of, control of, or voting power of 5 percent or more of the outstanding voting shares, or a company which is under common control. At January 31, 2021, the value of the Fund’s investment in affiliated issuers was $939,257, which represents 0.3% of the Fund’s net assets.
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Transactions in affiliated issuers by the Fund for the six month period ended January 31, 2021 ended were as follows:
			Change in
			Net Unrealized	Net
			Appreciation/	Realized
			(Depreciation)	Gain/(Loss)	Dividends
			from	From	from	Shares
Name of	Value at		Investments	Investments	Investments	held at	Value at
the Affiliated	July 31,	Purchase	in Affiliated	In Affiliated	In Affiliated	January 31,	January 31,
Issuer	2020	Costs	Issuers	Issuer	Issuers	2021	2021
Pioneer ILS
Interval Fund	$949,190	$ —	$(9,933)	$ —	$48,740	110,371	$939,257
Total	$949,190	$ —	$(9,933)	$ —	$48,740	110,371	$939,257

Annual and semi-annual reports for the underlying Pioneer funds are available on the funds’ web page(s) at www.amundipioneer.com/us.
8. Additional Disclosures about Derivative Instruments and Hedging Activities
The Fund’s use of derivatives may enhance or mitigate the Fund’s exposure to the following risks:
Interest rate risk relates to the fluctuations in the value of interest-bearing securities due to changes in the prevailing levels of market interest rates.
Credit risk relates to the ability of the issuer of a financial instrument to make further principal or interest payments on an obligation or commitment that it has to the Fund.
Foreign exchange rate risk relates to fluctuations in the value of an asset or liability due to changes in currency exchange rates.
Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange rate risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.
Commodity risk relates to the risk that the value of a commodity or commodity index will fluctuate based on increases or decreases in the commodities market and factors specific to a particular industry or commodity.
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The fair value of open derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) by risk exposure at January 31, 2021, was as follows:
	Interest		Foreign
Statement of	Rate	Credit	Exchange	Equity	Commodity
Assets and Liabilities	Risk	Risk	Rate Risk	Risk	Risk
Liabilities
Net unrealized
depreciation on
futures contracts	$208,945	$ —	$ —	$ —	$ —
Total Value	$208,945	$ —	$ —	$ —	$ —

The effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) on the Statement of Operations by risk exposure at January 31, 2021, was as follows:
	Interest		Foreign
	Rate	Credit	Exchange	Equity	Commodity
Statement of Operations	Risk	Risk	Rate Risk	Risk	Risk
Net realized gain (loss) on:
Futures contracts	$ (97,283)	$ —	$ —	$ —	$ —
Total Value	$ (97,283)	$ —	$ —	$ —	$ —
Change in net unrealized
appreciation
(depreciation) on:
Futures contracts	$(439,750)	$ —	$ —	$ —	$ —
Total Value	$(439,750)	$ —	$ —	$ —	$ —

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Approval of Investment Management Agreement
Amundi Pioneer Asset Management, Inc.1 (“APAM”) serves as the investment adviser to Pioneer Balanced ESG Fund (the “Fund”) pursuant to an investment management agreement between APAM and the Fund. In order for APAM to remain the investment adviser of the Fund, the Trustees of the Fund must determine annually whether to renew the investment management agreement for the Fund.
The contract review process began in January 2020 as the Trustees of the Fund agreed on, among other things, an overall approach and timeline for the process. Contract review materials were provided to the Trustees in March 2020, July 2020 and September 2020. In addition, the Trustees reviewed and discussed the Fund’s performance at regularly scheduled meetings throughout the year, and took into account other information related to the Fund provided to the Trustees at regularly scheduled meetings, in connection with the review of the Fund’s investment management agreement.
In March 2020, the Trustees, among other things, discussed the memorandum provided by Fund counsel that summarized the legal standards and other considerations that are relevant to the Trustees in their deliberations regarding the renewal of the investment management agreement, and reviewed and discussed the qualifications of the investment management teams for the Fund, as well as the level of investment by the Fund’s portfolio managers in the Fund. In July 2020, the Trustees, among other things, reviewed the Fund’s management fees and total expense ratios, the financial statements of APAM and its parent companies, profitability analyses provided by APAM, and analyses from APAM as to possible economies of scale. The Trustees also reviewed the profitability of the institutional business of APAM and APAM’s affiliate, Amundi Pioneer Institutional Asset Management, Inc.2 (“APIAM” and, together with APAM, “Amundi Pioneer”), as compared to that of APAM’s fund management business, and considered the differences between the fees and expenses of the Fund and the fees and expenses of APAM’s and APIAM’s institutional accounts, as well as the different services provided by APAM to the Fund and by APAM and APIAM to the institutional accounts. The Trustees further considered contract review materials, including additional materials received in response to the Trustees’ request, in September 2020.

[1]	Effective January 1, 2021, Amundi Pioneer Asset Management, Inc. changed its name to Amundi Asset Management US, Inc. (“Amundi US”).

[2]
Effective January 1, 2021, Amundi Pioneer Institutional Asset Management, Inc. (“APIAM”) merged with and into Amundi US. After the Merger, the investment advisory services previously provided by APIAM are now provided through Amundi US.

Pioneer Balanced ESG Fund | Semiannual Report | 1/31/21 79

At a meeting held on September 15, 2020, based on their evaluation of the information provided by APAM and third parties, the Trustees of the Fund, including the Independent Trustees voting separately, unanimously approved the renewal of the investment management agreement for another year. In approving the renewal of the investment management agreement, the Trustees considered various factors that they determined were relevant, including the factors described below. The Trustees did not identify any single factor as the controlling factor in determining to approve the renewal of the agreement.
Nature, Extent and Quality of Services
The Trustees considered the nature, extent and quality of the services that had been provided by APAM to the Fund, taking into account the investment objective and strategy of the Fund. The Trustees also reviewed APAM’s investment approach for the Fund and its research process. The Trustees considered the resources of APAM and the personnel of APAM who provide investment management services to the Fund. They also reviewed the amount of non-Fund assets managed by the portfolio managers of the Fund. They considered the non-investment resources and personnel of APAM that are involved in APAM’s services to the Fund, including APAM’s compliance, risk management, and legal resources and personnel. The Trustees noted the substantial attention and high priority given by APAM’s senior management to the Pioneer Fund complex. The Trustees considered the implementation and effectiveness of APAM’s business continuity plan in response to the COVID-19 pandemic.
The Trustees considered that APAM supervises and monitors the performance of the Fund’s service providers and provides the Fund with personnel (including Fund officers) and other resources that are necessary for the Fund’s business management and operations. The Trustees also considered that, as administrator, APAM is responsible for the administration of the Fund’s business and other affairs. The Trustees considered the fees paid to APAM for the provision of administration services.
Based on these considerations, the Trustees concluded that the nature, extent and quality of services that had been provided by APAM to the Fund were satisfactory and consistent with the terms of the investment management agreement.
80 Pioneer Balanced ESG Fund | Semiannual Report | 1/31/21

Performance of the Fund
In considering the Fund’s performance, the Trustees regularly review and discuss throughout the year data prepared by APAM and information comparing the Fund’s performance with the performance of its peer group of funds, as classified by Morningstar, Inc. (Morningstar), and with the performance of the Fund’s benchmark index. They also discuss the Fund’s performance with APAM on a regular basis. The Trustees’ regular reviews and discussions were factored into the Trustees’ deliberations concerning the renewal of the investment management agreement.
Management Fee and Expenses
The Trustees considered information showing the fees and expenses of the Fund in comparison to the management fees of its peer group of funds as classified by Morningstar and also to the expense ratios of a peer group of funds selected on the basis of criteria determined by the Independent Trustees for this purpose using data provided by Strategic Insight Mutual Fund Research and Consulting, LLC (Strategic Insight), an independent third party. The peer group comparisons referred to below are organized in quintiles. Each quintile represents one-fifth of the peer group. In all peer group comparisons referred to below, first quintile is most favorable to the Fund’s shareowners. The Trustees noted that they separately review and consider the impact of the Fund’s transfer agency and Fund- and APAM-paid expenses for sub-transfer agency and intermediary arrangements, and that the results of the most recent such review were considered in the consideration of the Fund’s expense ratio.
The Trustees considered that the Fund’s management fee for the most recent fiscal year was in the second quintile relative to the management fees paid by other funds in its Morningstar category for the comparable period. The Trustees considered that the expense ratio of the Fund’s Class A shares for the most recent fiscal year was in the first quintile relative to its Strategic Insight peer group for the comparable period. The Trustees noted that APAM had agreed to waive fees and/or reimburse expenses in order to limit the ordinary operating expenses of the Fund.
The Trustees reviewed management fees charged by APAM and APIAM to institutional and other clients, including publicly offered European funds sponsored by APAM’s affiliates, unaffiliated U.S. registered investment companies (in a sub-advisory capacity), and unaffiliated foreign and domestic separate accounts. The Trustees also considered APAM’s costs in providing services to the Fund and APAM’s and APIAM’s costs in providing services to the other clients and considered the differences in management fees and profit margins for fund and non-fund services. In evaluating the
Pioneer Balanced ESG Fund | Semiannual Report | 1/31/21 81

fees associated with APAM’s and APIAM’s client accounts, the Trustees took into account the respective demands, resources and complexity associated with the Fund and other client accounts. The Trustees noted that, in some instances, the fee rates for those clients were lower than the management fee for the Fund and considered that, under the investment management agreement with the Fund, APAM performs additional services for the Fund that it does not provide to those other clients or services that are broader in scope, including oversight of the Fund’s other service providers and activities related to compliance and the extensive regulatory and tax regimes to which the Fund is subject. The Trustees also considered the entrepreneurial risks associated with APAM’s management of the Fund.
The Trustees concluded that the management fee payable by the Fund to APAM was reasonable in relation to the nature and quality of the services provided by APAM.
Profitability
The Trustees considered information provided by APAM regarding the profitability of APAM with respect to the advisory services provided by APAM to the Fund, including the methodology used by APAM in allocating certain of its costs to the management of the Fund. The Trustees also considered APAM’s profit margin in connection with the overall operation of the Fund. They further reviewed the financial results, including the profit margins, realized by APAM and APIAM from non-fund businesses. The Trustees considered APAM’s profit margins in comparison to the limited industry data available and noted that the profitability of any adviser was affected by numerous factors, including its organizational structure and method for allocating expenses. The Trustees concluded that APAM’s profitability with respect to the management of the Fund was not unreasonable.
Economies of Scale
The Trustees considered APAM’s views relating to economies of scale in connection with the Pioneer Funds as fund assets grow and the extent to which any such economies of scale are shared with the Fund and Fund shareholders. The Trustees recognize that economies of scale are difficult to identify and quantify, and that, among other factors that may be relevant, are the following: fee levels, expense subsidization, investment by APAM in research and analytical capabilities and APAM’s commitment and resource allocation to the Fund. The Trustees noted that profitability also may be an indicator of the availability of any economies of scale, although profitability
82 Pioneer Balanced ESG Fund | Semiannual Report | 1/31/21

may vary for other reasons including due to reductions in expenses. The Trustees concluded that economies of scale, if any, were being appropriately shared with the Fund.
Other Benefits
The Trustees considered the other benefits that APAM enjoys from its relationship with the Fund. The Trustees considered the character and amount of fees paid or to be paid by the Fund, other than under the investment management agreement, for services provided by APAM and its affiliates. The Trustees further considered the revenues and profitability of APAM’s businesses other than the Fund business. To the extent applicable, the Trustees also considered the benefits to the Fund and to APAM and its affiliates from the use of “soft” commission dollars generated by the Fund to pay for research and brokerage services.
The Trustees considered that Amundi Pioneer is the principal U.S. asset management business of Amundi, which is one of the largest asset managers globally. Amundi’s worldwide asset management business manages over $1.7 trillion in assets (including the Pioneer Funds). The Trustees considered that APAM’s relationship with Amundi creates potential opportunities for APAM, APIAM and Amundi that derive from APAM’s relationships with the Fund, including Amundi’s ability to market the services of APAM globally. The Trustees noted that APAM has access to additional research and portfolio management capabilities as a result of its relationship with Amundi and Amundi’s enhanced global presence that may contribute to an increase in the resources available to APAM. The Trustees considered that APAM and the Fund receive reciprocal intangible benefits from the relationship, including mutual brand recognition and, for the Fund, direct and indirect access to the resources of a large global asset manager. The Trustees concluded that any such benefits received by APAM as a result of its relationship with the Fund were reasonable.
Conclusion
After consideration of the factors described above as well as other factors, the Trustees, including the Independent Trustees, concluded that the investment management agreement for the Fund, including the fees payable thereunder, was fair and reasonable and voted to approve the proposed renewal of the investment management agreement.
Pioneer Balanced ESG Fund | Semiannual Report | 1/31/21 83

Trustees, Officers and Service Providers

Trustees	Officers
Thomas J. Perna, Chairman	Lisa M. Jones, President and
John E. Baumgardner, Jr.	Chief Executive Officer
Diane Durnin	Mark E. Bradley, Treasurer and
Benjamin M. Friedman	Chief Financial and
Lisa M. Jones	Accounting Officer
Lorraine H. Monchak	Christopher J. Kelley, Secretary and
Marguerite A. Piret	Chief Legal Officer
Fred J. Ricciardi
Kenneth J. Taubes

Investment Adviser and Administrator
Amundi Asset Management US, Inc.

Custodian and Sub-Administrator
Brown Brothers Harriman & Co.

Principal Underwriter
Amundi Distributor US, Inc.

Legal Counsel
Morgan, Lewis & Bockius LLP

Transfer Agent
DST Asset Manager Solutions, Inc.

Proxy Voting Policies and Procedures of the Fund are available without charge, upon request, by calling our toll free number (1-800-225-6292). Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is publicly available to shareowners at www.amundi.com/us. This information is also available on the Securities and Exchange Commission’s web site at www.sec.gov.

84 Pioneer Balanced ESG Fund | Semiannual Report | 1/31/21

How to Contact Amundi
We are pleased to offer a variety of convenient ways for you to contact us for assistance or information.
Call us for:
Account Information, including existing accounts,
new accounts, prospectuses, applications
and service forms	1-800-225-6292

FactFoneSM for automated fund yields, prices,
account information and transactions	1-800-225-4321

Retirement plans information	1-800-622-0176

Write to us:
Amundi
P.O. Box 219427
Kansas City, MO 64121-9427

Our toll-free fax	1-800-225-4240

Our internet e-mail address	us.askamundi@amundi.com
(for general questions about Amundi only)

Visit our web site: www.amundi.com/us

This report must be preceded or accompanied by a prospectus.
The Fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. Shareholders may view the filed Form N-PORT by visiting the Commission’s web site at https://www.sec.gov.

Amundi Asset Management US, Inc.
60 State Street
Boston, MA 02109
www.amundi.com/us

Securities offered through Amundi Distributor US, Inc.,
60 State Street, Boston, MA 02109
Underwriter of Pioneer Mutual Funds, Member SIPC
© 2021 Amundi Asset Management US, Inc. 18831-15-0321

ITEM 2. CODE OF ETHICS.

(a) Disclose whether, as of the end of the period covered by the report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.  If the registrant has not adopted such a code of ethics, explain why it has not done so.

The registrant has adopted, as of the end of the period covered by this report, a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer and controller.

(b) For purposes of this Item, the term “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

(1) Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

(2) Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

(3) Compliance with applicable governmental laws, rules, and regulations;

(4) The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

(5) Accountability for adherence to the code.

(c) The registrant must briefly describe the nature of any amendment, during the period covered by the report, to a provision of its code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item. The registrant must file a copy of any such amendment as an exhibit pursuant to Item 10(a), unless the registrant has elected to satisfy paragraph (f) of this Item by posting its code of ethics on its website pursuant to paragraph (f)(2) of this Item, or by undertaking to provide its code of ethics to any person without charge, upon request, pursuant to paragraph (f)(3) of this Item.

The registrant has made no amendments to the code of ethics during the period covered by this report.

(d) If the registrant has, during the period covered by the report, granted a waiver, including an implicit waiver, from a provision of the code of ethics to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this Item, the registrant must briefly describe the nature of the waiver, the name of the person to whom the waiver was granted, and the date of the waiver.

Not applicable.

(e) If the registrant intends to satisfy the disclosure requirement under paragraph (c) or (d) of this Item regarding an amendment to, or a waiver from, a provision of its code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item by posting such information on its Internet website, disclose the registrant’s Internet address and such intention.

Not applicable.

(f) The registrant must:

(1) File with the Commission, pursuant to Item 12(a)(1), a copy of its code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, as an exhibit to its annual report on this Form N-CSR (see attachment);

(2) Post the text of such code of ethics on its Internet website and disclose, in its most recent report on this Form N-CSR, its Internet address and the fact that it has posted such code of ethics on its Internet website; or

(3) Undertake in its most recent report on this Form N-CSR to provide to any person without charge, upon request, a copy of such code of ethics and explain the manner in which such request may be made. See Item 10(2)

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a) (1)  Disclose that the registrant’s board of trustees has determined that the registrant either:

(i)  Has at least one audit committee financial expert serving on its audit committee; or

(ii) Does not have an audit committee financial expert serving on its audit committee.

The registrant’s Board of Trustees has determined that the registrant has at least one audit committee financial expert.

      (2) If the registrant provides the disclosure required by paragraph (a)(1)(i) of this Item, it must disclose the name of the audit committee financial expert and whether that person is “independent.” In order to be considered “independent” for purposes of this Item, a member of an audit committee may not, other than in his or her capacity as a member of the audit committee, the board of trustees, or any other board committee:

(i)  Accept directly or indirectly any consulting, advisory, or other compensatory fee from the issuer; or

(ii) Be an “interested person” of the investment company as defined in Section 2(a)(19) of the Act (15 U.S.C. 80a-2(a)(19)).

Mr. Fred J. Ricciardi, an independent trustee, is such an audit committee financial expert.

(3) If the registrant provides the disclosure required by paragraph (a)(1) (ii) of this Item, it must explain why it does not have an audit committee financial expert.

Not applicable.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Disclose, under the caption AUDIT FEES, the aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

N/A

(b) Disclose, under the caption AUDIT-RELATED FEES, the aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

N/A

(c) Disclose, under the caption TAX FEES, the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

N/A

(d) Disclose, under the caption ALL OTHER FEES, the aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

N/A

(e) (1) Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

PIONEER FUNDS
APPROVAL OF AUDIT, AUDIT-RELATED, TAX AND OTHER SERVICES
PROVIDED BY THE INDEPENDENT AUDITOR

SECTION I - POLICY PURPOSE AND APPLICABILITY

The Pioneer Funds recognize the importance of maintaining the independence of their outside auditors. Maintaining independence is a shared responsibility involving Amundi Pioneer Asset Management, Inc, the audit committee and the independent auditors.

The Funds recognize that a Fund’s independent auditors: 1) possess knowledge of the Funds, 2) are able to incorporate certain services into the scope of the audit, thereby avoiding redundant work, cost and disruption of Fund personnel and processes, and 3) have expertise that has value to the Funds. As a result, there are situations where it is desirable to use the Fund’s independent auditors for services in addition to the annual audit and where the potential for conflicts of interests are minimal. Consequently, this policy, which is intended to comply with Rule 210.2-01(C)(7), sets forth guidelines and procedures to be followed by the Funds when retaining the independent audit firm to perform audit, audit-related tax and other services under those circumstances, while also maintaining independence.

Approval of a service in accordance with this policy for a Fund shall also constitute approval for any other Fund whose pre-approval is required pursuant to Rule 210.2-01(c)(7)(ii).

In addition to the procedures set forth in this policy, any non-audit services that may be provided consistently with Rule 210.2-01 may be approved by the Audit Committee itself and any pre-approval that may be waived in accordance with Rule 210.2-01(c)(7)(i)(C) is hereby waived.

Selection of a Fund’s independent auditors and their compensation shall be determined by the Audit Committee and shall not be subject to this policy.

SECTION II - POLICY

SERVICE CATEGORY	SERVICE CATEGORY DESCRIPTION	SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES

I. AUDIT SERVICES	Services that are directly	o Accounting research assistance
	related to performing the	o SEC consultation, registration
	independent audit of the Funds	statements, and reporting
o Tax accrual related matters
o Implementation of new accounting standards
o Compliance letters (e.g. rating agency letters)
o Regulatory reviews and assistance
regarding financial matters
o Semi-annual reviews (if requested)
o Comfort letters for closed end offerings
II. AUDIT-RELATED	Services which are not	o AICPA attest and agreed-upon procedures
SERVICES	prohibited under Rule	o Technology control assessments
	210.2-01(C)(4) (the “Rule”)	o Financial reporting control assessments
	and are related extensions of	o Enterprise security architecture
	the audit services support the	assessment
audit, or use the knowledge/expertise
gained from the audit procedures as a
foundation to complete the project.
In most cases, if the Audit-Related
Services are not performed by the
Audit firm, the scope of the Audit
Services would likely increase.
The Services are typically well-defined
and governed by accounting
professional standards (AICPA,
SEC, etc.)

AUDIT COMMITTEE APPROVAL POLICY	AUDIT COMMITTEE REPORTING POLICY
o “One-time” pre-approval	o A summary of all such
for the audit period for all	services and related fees
pre-approved specific service	reported at each regularly
subcategories. Approval of the	scheduled Audit Committee
independent auditors as	meeting.
auditors for a Fund shall
constitute pre approval for
these services.

o “One-time” pre-approval	o A summary of all such
for the fund fiscal year within	services and related fees
a specified dollar limit	(including comparison to
for all pre-approved	specified dollar limits)
specific service subcategories	reported quarterly.

o Specific approval is
needed to exceed the
pre-approved dollar limit for
these services (see general
Audit Committee approval policy
below for details on obtaining
specific approvals)

o Specific approval is
needed to use the Fund’s
auditors for Audit-Related
Services not denoted as
“pre-approved”, or
to add a specific service
subcategory as “pre-approved”

SECTION III - POLICY DETAIL, CONTINUED

SERVICE CATEGORY	SERVICE CATEGORY DESCRIPTION	SPECIFIC PRE-APPROVED SERVICE
SUBCATEGORIES
III. TAX SERVICES	Services which are not	o Tax planning and support
	prohibited by the Rule,	o Tax controversy assistance
	if an officer of the Fund	o Tax compliance, tax returns, excise
	determines that using the	tax returns and support
	Fund’s auditor to provide	o Tax opinions
these services creates
significant synergy in
the form of efficiency,
minimized disruption, or
the ability to maintain a
desired level of
confidentiality.

AUDIT COMMITTEE APPROVAL POLICY	AUDIT COMMITTEE REPORTING POLICY
o “One-time” pre-approval	o A summary of
for the fund fiscal year	all such services and
within a specified dollar limit	related fees
(including comparison
to specified dollar
limits) reported
quarterly.

o Specific approval is
needed to exceed the
pre-approved dollar limits for
these services (see general
Audit Committee approval policy
below for details on obtaining
specific approvals)

o Specific approval is
needed to use the Fund’s
auditors for tax services not
denoted as pre-approved, or to
add a specific service subcategory as
“pre-approved”

SECTION III - POLICY DETAIL, CONTINUED

SERVICE CATEGORY	SERVICE CATEGORY DESCRIPTION	SPECIFIC PRE-APPROVED SERVICE
SUBCATEGORIES
IV. OTHER SERVICES	Services which are not	o Business Risk Management support
	prohibited by the Rule,	o Other control and regulatory
A. SYNERGISTIC,	if an officer of the Fund	compliance projects
UNIQUE QUALIFICATIONS	determines that using the
Fund’s auditor to provide
these services creates
significant synergy in
the form of efficiency,
minimized disruption,
the ability to maintain a
desired level of
confidentiality, or where
the Fund’s auditors
posses unique or superior
qualifications to provide
these services, resulting
in superior value and
results for the Fund.

AUDIT COMMITTEE APPROVAL POLICY	AUDIT COMMITTEE REPORTING POLICY
o “One-time” pre-approval	o A summary of
for the fund fiscal year within	all such services and
a specified dollar limit	related fees
(including comparison
to specified dollar
limits) reported
quarterly.
o Specific approval is
needed to exceed the
pre-approved dollar limits for
these services (see general
Audit Committee approval policy
below for details on obtaining
specific approvals)

o Specific approval is
needed to use the Fund’s
auditors for “Synergistic” or
“Unique Qualifications” Other
Services not denoted as
pre-approved to the left, or to
add a specific service
subcategory as “pre-approved”

SECTION III - POLICY DETAIL, CONTINUED

SERVICE CATEGORY	SERVICE CATEGORY DESCRIPTION	SPECIFIC PROHIBITED SERVICE
SUBCATEGORIES
PROHIBITED SERVICES	Services which result	1. Bookkeeping or other services
	in the auditors losing	related to the accounting records or
	independence status	financial statements of the audit
	under the Rule.	client*
2. Financial information systems design
and implementation*
3. Appraisal or valuation services,
fairness* opinions, or
contribution-in-kind reports
4. Actuarial services (i.e., setting
actuarial reserves versus actuarial
audit work)*
5. Internal audit outsourcing services*
6. Management functions or human
resources
7. Broker or dealer, investment
advisor, or investment banking services
8. Legal services and expert services
unrelated to the audit
9. Any other service that the Public
Company Accounting Oversight Board
determines, by regulation, is
impermissible

AUDIT COMMITTEE APPROVAL POLICY	AUDIT COMMITTEE REPORTING POLICY
o These services are not to be	o A summary of all
performed with the exception of the(*)	services and related
services that may be permitted	fees reported at each
if they would not be subject to audit	regularly scheduled
procedures at the audit client (as	Audit Committee meeting
defined in rule 2-01(f)(4)) level	will serve as continual
the firm providing the service.	confirmation that has
not provided any
restricted services.

GENERAL AUDIT COMMITTEE APPROVAL POLICY:

o For all projects, the officers of the Funds and the Fund’s auditors will each make an assessment to determine that any proposed projects will not impair independence.

o Potential services will be classified into the four non-restricted service categories and the “Approval of Audit, Audit-Related, Tax and Other Services” Policy above will be applied. Any services outside the specific pre-approved service subcategories set forth above must be specifically approved by the Audit Committee.

o At least quarterly, the Audit Committee shall review a report summarizing the services by service category, including fees, provided by the Audit firm as set forth in the above policy.

(2) Disclose the percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

N/A

(f) If greater than 50 percent, disclose the percentage of hours expended on the principal accountants engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

N/A

(g) Disclose the aggregate non-audit fees billed by the registrants accountant for services rendered to the registrant, and rendered to the registrants investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant.

N/A

(h) Disclose whether the registrants audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrants investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

The Fund’s audit committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the Affiliates (as defined) that were not pre- approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS

(a) If the registrant is a listed issuer as defined in Rule 10A-3 under the Exchange Act (17 CFR 240.10A-3), state whether or not the registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act (15 U.S.C. 78c(a)(58)(A)). If the registrant has such a committee, however designated, identify each committee member. If the entire board of directors is acting as the registrant’s audit committee as specified in Section 3(a)(58)(B) of the Exchange Act (15 U.S.C. 78c(a)(58)(B)), so state.

N/A

(b) If applicable, provide the disclosure required by Rule 10A-3(d) under the Exchange Act (17 CFR 240.10A-3(d)) regarding an exemption from the listing standards for audit committees.

N/A

ITEM 6. SCHEDULE OF INVESTMENTS.

File Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period as set forth in 210.1212 of Regulation S-X [17 CFR 210.12-12], unless the schedule is included as part of the report to shareholders filed under Item 1 of this Form.

Included in Item 1

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

A closed-end management investment company that is filing an annual report on this Form N-CSR must, unless it invests exclusively in non-voting securities, describe the policies and procedures that it uses to determine how to vote proxies relating to portfolio securities, including the procedures that the company uses when a vote presents a conflict between the interests of its shareholders, on the one hand, and those of the company’s investment adviser; principal underwriter; or any affiliated person (as defined in Section 2(a)(3) of the Investment Company Act of 1940 (15 U.S.C. 80a-2(a)(3)) and the rules thereunder) of the company, its investment adviser, or its principal underwriter, on the other. Include any policies and procedures of the company’s investment adviser, or any other third party, that the company uses, or that are used on the company’s behalf, to determine how to vote proxies relating to portfolio securities.

Not applicable to open-end management investment companies.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

(a) If the registrant is a closed-end management investment company that is filing an annual report on this Form N-CSR, provide the following information:

(1) State the name, title, and length of service of the person or persons employed by or associated with the registrant or an investment adviser of the registrant who are primarily responsible for the day-to-day management of the registrant’s portfolio (“Portfolio Manager”). Also state each Portfolio Manager’s business experience during the past 5 years.

Not applicable to open-end management investment companies.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

(a) If the registrant is a closed-end management investment company, in the following tabular format, provide the information specified in paragraph (b) of this Item with respect to any purchase made by or on behalf of the registrant or any affiliated purchaser, as defined in Rule 10b-18(a)(3) under the Exchange Act (17 CFR 240.10b-18(a)(3)), of shares or other units of any class of the registrant’s equity securities that is registered by the registrant pursuant to Section 12 of the Exchange Act (15 U.S.C. 781).

Not applicable to open-end management investment companies.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Describe any material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-R(17 CFR 229.407)(as required by Item 22(b)(15)) of Schedule 14A (17 CFR 240.14a-101), or this Item.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s board of directors since the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-R of Schedule 14(A) in its definitive proxy statement, or this item.

ITEM 11. CONTROLS AND PROCEDURES.

(a) Disclose the conclusions of the registrant’s principal executive and principal financials officers, or persons performing similar functions, regarding the effectiveness of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a-3(c))) as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30(a)-3(b) and Rules 13a-15(b) or 15d-15(b) under the Exchange Act (17 CFR 240.13a-15(b) or 240.15d-15(b)).

The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures are effective based on the evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(b) Disclose any change in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17CFR 270.30a-3(d)) that occured during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

There were no significant changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

(a) If the registrant is a closed-end management investment company, provide the following dollar amounts of income and compensation related to the securities lending activities of the registrant during its most recent fiscal year:

N/A

(1) Gross income from securities lending activities;

N/A

(2) All fees and/or compensation for each of the following securities lending activities and related services: any share of revenue generated by the securities lending program paid to the securities lending agent(s) (revenue split); fees paid for cash collateral management services (including fees deducted from a pooled cash collateral reinvestment vehicle) that are not included in the revenue split; administrative fees that are not included in the revenue split; fees for indemnification that are not included in the revenue split; rebates paid to borrowers; and any other fees relating to the securities lending program that are not included in the revenue split, including a description of those other fees;

N/A

(3) The aggregate fees/compensation disclosed pursuant to paragraph (2); and

N/A

(4) Net income from securities lending activities (i.e., the dollar amount in paragraph (1) minus the dollar amount in paragraph (3)).

If a fee for a service is included in the revenue split, state that the fee is included in the revenue split.

N/A

(b) If the registrant is a closed-end management investment company, describe the services provided to the registrant by the securities lending agent in the registrants most recent fiscal year.

N/A

ITEM 13. EXHIBITS.

(a) File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit.

(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)) , exactly as set forth below:
Filed herewith.

SIGNATURES

[See General Instruction F]

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Pioneer Series Trust IV

By (Signature and Title)* /s/ Lisa M. Jones
Lisa M. Jones, President & Chief Executive Officer

Date April 6, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)* /s/ Lisa M. Jones
Lisa M. Jones, President & Chief Executive Officer

Date April 6, 2021

By (Signature and Title)* /s/ Mark E. Bradley
Mark E. Bradley, Treasurer & Chief Accounting & Financial Officer

Date April 6, 2021

* Print the name and title of each signing officer under his or her signature.